PROSPECTUS
MAY 1, 2008

RIVERSOURCE(R)

GROUP VARIABLE ANNUITY CONTRACT

GROUP UNALLOCATED DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

ISSUED BY:  RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)
            70100 Ameriprise Financial Center
            Minneapolis, MN 55474
            Telephone: (800) 862-7919
            ameriprise.com/variableannuities
            RIVERSOURCE ACCOUNT F

NEW GROUP VARIABLE ANNUITY CONTRACTS ARE NOT CURRENTLY BEING OFFERED.

This prospectus contains information that you should know before investing. A prospectus is also available for the RiverSource Variable Series Trust funds formerly known as RiverSource(R) Variable Portfolio Funds. Please read the prospectuses carefully and keep them for future reference. This contract is designed to fund employer group retirement plans that qualify as retirement programs under Sections 401 (including 401(k)) and 457 of the Internal Revenue Code of 1986, as amended (the Code).

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC, and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Be sure to ask your sales representative about the variable annuity's features, benefits, risks and fees.

This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents. RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectus. Do not rely on any such information or representations.

RiverSource Life offers several different annuities which your sales representative may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal or surrender charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.



                    RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS  1

TABLE OF CONTENTS

KEY TERMS..............................................    3
THE CONTRACT IN BRIEF..................................    4
EXPENSE SUMMARY........................................    5
CONDENSED FINANCIAL INFORMATION (UNAUDITED)............    8
FINANCIAL STATEMENTS...................................    9
THE VARIABLE ACCOUNT AND THE FUNDS.....................    9
THE FIXED ACCOUNT......................................   12
BUYING THE CONTRACT....................................   12
CHARGES................................................   13
VALUING THE INVESTMENT.................................   15
WITHDRAWALS, LOANS AND CONVERSIONS.....................   15
CONTRACT TRANSFER, MARKET VALUE ADJUSTMENT AND CONTRACT
  TERMINATION..........................................   16
CHANGING OWNERSHIP.....................................   21
THE ANNUITY PAYOUT PERIOD..............................   21
TAXES..................................................   22
VOTING RIGHTS..........................................   23
OTHER CONTRACTUAL PROVISIONS...........................   23
RECORDKEEPING SERVICES.................................   23
ABOUT THE SERVICE PROVIDERS............................   24
ADDITIONAL INFORMATION.................................   25
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL
  INFORMATION..........................................   26






2  RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITY PAYOUTS: A fixed amount paid at regular intervals.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT ANNIVERSARY: An anniversary of the effective date of this contract.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FIXED ACCOUNT: An account to which you may allocate purchase payments. Amounts you allocate to this account earn interest at rates that we declare periodically.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of any or all of these funds.

OWNER (YOU, YOUR): The plan sponsor or trustee of the plan.

PARTICIPANT: An eligible employee or other person who is entitled to benefits under the plan.

PLAN: The retirement plan under which the contract is issued and which meets the requirements of Code Sections 401 (including 401(k)) or 457. The contract will not provide any necessary or additional tax deferral because it is used to fund a retirement plan that is already tax deferred.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and "RiverSource Life" refer to RiverSource Life Insurance Company.

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our home office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our home office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone, you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by fax, the time printed on your fax must be before the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If the time printed on your fax is at or after the close of business, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL CHARGE: A deferred sales charge that we may apply if the you take a total or partial withdrawal or you transfer or terminate the contract.



                    RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS  3

THE CONTRACT IN BRIEF

PURPOSE: The contract is designed to fund employer group retirement plans that meet the requirements of Code Sections 401 (including 401(k)) and 457. The contract provides for the accumulation of values on a fixed and/or variable basis. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value on a fixed basis beginning at a specified date (the retirement date).

The contract will not provide any necessary or additional tax deferral because it is used to fund a retirement plan that is tax deferred. However, the contract has features other than tax deferral that may help in reaching retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions (RMDs). RMDs may reduce the value of certain death benefits (see "Taxes -- Required minimum distributions"). You should consult your tax advisor for an explanation of the potential tax implications to you.

ACCOUNTS: Currently, the owner may elect to accumulate contract values in any or all of:

- the subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments allocated to the subaccounts. (see "The Variable Account and the Funds")

- the fixed account, which earns interest at a rate that we adjust periodically. (see "The Fixed Account")

BUYING THE CONTRACT: We no longer offer new contracts. Generally, purchase payments may be made annually, semiannually, quarterly or monthly or any other frequency we accept. (see "Buying the Contract")

WITHDRAWALS, LOANS AND CONVERSIONS: You may withdraw all or part of the contract's value at any time. Withdrawals may be subject to charges and IRS penalty taxes and may have tax consequences. Total withdrawals may be subject to a market value adjustment. (see "Withdrawals, Loans and Conversions")

You also may request a withdrawal for the purpose of funding loans for participants. A withdrawal for a loan is not subject to withdrawal charges. However, we reserve the right to deduct withdrawal charges from the remaining contract value if there are any unpaid loans at the time of a total withdrawal, contract transfer or termination. (see "Withdrawals, Loans and Conversions")

If a participant terminates employment, you may direct us to withdraw a part of the contract value so that the participant can purchase an individual deferred annuity from us. Withdrawal charges will not apply at the time of withdrawal for this conversion. (see "Withdrawals, Loans and Conversions")

CONTRACT TRANSFER, MARKET VALUE ADJUSTMENT AND CONTRACT TERMINATION: Subject to certain restrictions, you currently may redistribute contract value among accounts while the contract is in force. (see "Contract Transfer, Market Value Adjustment and Contract Termination")

You may direct us to withdraw the total contract value and transfer that value to another funding agent. (see "Withdrawals by owner for transfer of Funds")

If the value of the fixed account is canceled due to total withdrawal, contract transfer or contract termination, we may impose a market value adjustment in addition to applicable contract charges. The amount of the market value adjustment approximates the gain or loss resulting from our sale of assets we purchased with the purchase payments. (see "Market Value Adjustment")

Under certain circumstances, we may terminate the contract. (see "Contract Termination")

PROHIBITED INVESTMENTS: You cannot offer under the plan any of the following funding vehicles to which future contributions may be made:

- guaranteed investment contracts;

- bank investment contracts;

- annuity contracts with fixed and/or variable accounts; or

- funding vehicles providing a guarantee of principal. (see "Contract Termination")

CHANGING OWNERSHIP: In general, ownership of the contract may not be transferred. (see "Changing Ownership")

ANNUITY PAYOUTS: You can direct us to begin retirement payouts to a payee under an annuity payout plan that begins on the participant's retirement date. You may choose from a variety of plans, or we may agree to other payout arrangements. The annuity payout plan you select must meet the requirements of the plan. Payouts will be made on a fixed basis. (see "The Annuity Payout Period")



4  RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

TAXES: Generally there is no federal income tax to participants on contributions made to the contract or on increases in the contract's value until distributions are made (under certain circumstances, IRS penalty taxes and other tax consequences may apply). (see "Taxes")

RECORDKEEPER: We must approve any person or entity authorized by you to administer recordkeeping services for the plan and participants. (see "Record Keeping Services")

LIMITATIONS ON USE OF CONTRACTS: if mandated by applicable law, including but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values or to satisfy other statutory obligations. Under these circumstances we may refuse to implement requests for transfers, withdrawals or death benefits, until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT ARE PAID WHEN BUYING, OWNING AND WITHDRAWING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAID AT THE TIME THAT YOU BOUGHT THE CONTRACT AND MAY PAY WHEN YOU WITHDRAW THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

 WITHDRAWAL CHARGE
(contingent deferred sales load as a percentage of amount withdrawn)

                                                               WITHDRAWAL CHARGE
                 CONTRACT YEAR                                    PERCENTAGE
                       1                                               6%
                       2                                               6
                       3                                               5
                       4                                               4
                       5                                               3
                       6                                               2
                       7                                               1
                      Thereafter                                       0


THE NEXT TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL CONTRACT ADMINISTRATIVE CHARGE



                                                                  Guaranteed:  $1,000 ($250 per quarter)
                                                                 Current:        $500 ($125 per quarter)


ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily variable account value)


 MORTALITY AND EXPENSE RISK FEE                                                   1%





                    RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS  5

ANNUAL OPERATING EXPENSES OF THE FUNDS
THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDED DEC. 31, 2007, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE FEES AND EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

 MINIMUM AND MAXIMUM TOTAL ANNUAL OPERATING EXPENSES FOR THE FUNDS(A)

(Including management fee, distribution and/or service (12b-1) fees and other expenses)

                                                              MINIMUM              MAXIMUM
Total expenses before fee waivers and/or expense
  reimbursements                                                0.60%                1.01%



(a) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. The funds also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an on-going basis, you may pay more by allocating your contract values to the subaccounts investing in those funds that have adopted 12b-1 plans than under other contracts that may have subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments may be significant. See "The Variable Account and the Funds" for additional information. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.

 TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

                                                                                                  GROSS TOTAL
                                                            MANAGEMENT     12B-1       OTHER         ANNUAL
                                                               FEES         FEES     EXPENSES       EXPENSES
RVST RiverSource(R) Variable Portfolio - Balanced Fund         0.53%        0.13%      0.14%          0.80%
RVST RiverSource(R) Variable Portfolio - Cash Management                                              0.60
  Fund                                                         0.33         0.13       0.14
RVST RiverSource(R) Variable Portfolio - Diversified Bond                                             0.74
  Fund                                                         0.45         0.13       0.16
RVST RiverSource(R) Variable Portfolio - Global Bond Fund      0.68         0.13       0.19           1.00(1)
RVST RiverSource(R) Variable Portfolio - High Yield Bond                                              0.87
  Fund                                                         0.59         0.13       0.15
RVST RiverSource(R) Variable Portfolio - Large Cap Equity                                             0.86
  Fund                                                         0.58         0.13       0.15
RVST RiverSource(R) Variable Portfolio - Mid Cap Growth                                               0.86
  Fund                                                         0.58         0.13       0.15
RVST Threadneedle(R) Variable Portfolio - International                                               1.01
  Opportunity Fund                                             0.69         0.13       0.19
(previously RiverSource(R) Variable
  Portfolio - International Opportunity Fund)


(1) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds), before giving effect to any applicable performance incentive adjustment, will not exceed 0.98% for RVST RiverSource(R) Variable Portfolio - Global Bond Fund.



6  RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

EXAMPLES
THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES*, VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.

MAXIMUM EXPENSES. This example assumes the maximum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on this assumption your costs would be:

                                              IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                               OR IF YOU SELECT AN ANNUITY PAYOUT
   IF YOU WITHDRAW YOUR CONTRACT                              PLAN
 AT THE END OF THE APPLICABLE TIME             AT THE END OF THE APPLICABLE TIME
              PERIOD:                                       PERIOD:
1 YEAR  3 YEARS   5 YEARS  10 YEARS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
 $830    $1,202    $1,474   $2,429            $213      $658     $1,129    $2,429


MINIMUM EXPENSES. This example assumes the minimum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on this assumption your costs would be:

                                              IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                               OR IF YOU SELECT AN ANNUITY PAYOUT
   IF YOU WITHDRAW YOUR CONTRACT                              PLAN
 AT THE END OF THE APPLICABLE TIME             AT THE END OF THE APPLICABLE TIME
              PERIOD:                                       PERIOD:
1 YEAR  3 YEARS   5 YEARS  10 YEARS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
 $791    $1,082    $1,267   $1,989            $171      $531      $914     $1,989


* In these examples, the $500 contract administrative charge is approximated as a .070% charge. This percentage was determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to the contract by the total average net assets that are attributable to the contract.



                    RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS  7

CONDENSED FINANCIAL INFORMATION

(Unaudited)

The following tables give per-unit information about the financial history of each subaccount. The date in which operations commenced in each price level is noted in parentheses.

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.

YEAR ENDED DEC. 31,                             2007     2006     2005     2004     2003     2002     2001     2000     1999
-----------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE
  PORTFOLIO - BALANCED FUND (04/30/1986)
Accumulation unit value at beginning of
  period                                        $5.09    $4.49    $4.37    $4.02    $3.38    $3.92    $4.43    $4.58    $4.03
Accumulation unit value at end of period        $5.12    $5.09    $4.49    $4.37    $4.02    $3.38    $3.92    $4.43    $4.58
Number of accumulation units outstanding at
  end of period (000 omitted)                 171,598  215,043  291,684  372,907  452,913  559,481  733,747  844,645  986,013
-----------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (10/13/1981)
Accumulation unit value at beginning of
  period                                        $2.99    $2.89    $2.84    $2.85    $2.87    $2.86    $2.79    $2.66    $2.56
Accumulation unit value at end of period        $3.10    $2.99    $2.89    $2.84    $2.85    $2.87    $2.86    $2.79    $2.66
Number of accumulation units outstanding at
  end of period (000 omitted)                  30,042   26,571   22,186   29,769   46,633   78,538   94,451   78,439  129,561
*The 7-day simple and compound yields for RVST RiverSource(R) Variable Portfolio - Cash Management Fund at Dec. 31, 2007 were
  3.43% and 3.49%, respectively.
-----------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (10/13/1981)
Accumulation unit value at beginning of
  period                                        $6.90    $6.68    $6.61    $6.38    $6.17    $5.91    $5.54    $5.31    $5.27
Accumulation unit value at end of period        $7.19    $6.90    $6.68    $6.61    $6.38    $6.17    $5.91    $5.54    $5.31
Number of accumulation units outstanding at
  end of period (000 omitted)                  46,543   55,305   72,737   91,275  116,954  152,852  182,068  186,284  238,818
-----------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL BOND FUND (05/01/1996)
Accumulation unit value at beginning of
  period                                        $1.58    $1.49    $1.59    $1.46    $1.30    $1.14    $1.14    $1.12    $1.18
Accumulation unit value at end of period        $1.68    $1.58    $1.49    $1.59    $1.46    $1.30    $1.14    $1.14    $1.12
Number of accumulation units outstanding at
  end of period (000 omitted)                  23,737   27,863   39,541   43,302   46,753   50,932   51,831   56,694   70,499
-----------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (05/01/1996)
Accumulation unit value at beginning of
  period                                        $1.57    $1.43    $1.39    $1.26    $1.01    $1.10    $1.05    $1.17    $1.12
Accumulation unit value at end of period        $1.58    $1.57    $1.43    $1.39    $1.26    $1.01    $1.10    $1.05    $1.17
Number of accumulation units outstanding at
  end of period (000 omitted)                  44,452   61,513   91,388  121,607  137,684  135,204  165,801  181,306  218,583
-----------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (10/13/1981)
Accumulation unit value at beginning of
  period                                       $10.17    $8.91    $8.48    $8.09    $6.32    $8.19   $10.10   $12.36   $10.09
Accumulation unit value at end of period       $10.36   $10.17    $8.91    $8.48    $8.09    $6.32    $8.19   $10.10   $12.36
Number of accumulation units outstanding at
  end of period (000 omitted)                 109,144  140,874  133,911  174,870  209,699  254,879  335,310  391,805  449,948
-----------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (06/01/2001)
Accumulation unit value at beginning of
  period                                        $1.19    $1.20    $1.10    $1.02    $0.84    $0.99    $1.00       --       --
Accumulation unit value at end of period        $1.34    $1.19    $1.20    $1.10    $1.02    $0.84    $0.99       --       --
Number of accumulation units outstanding at
  end of period (000 omitted)                 251,387  333,466  104,033  121,270  110,323   76,368   19,770       --       --
-----------------------------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (01/13/1992)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND)
Accumulation unit value at beginning of
  period                                        $2.18    $1.77    $1.57    $1.35    $1.07    $1.32    $1.87    $2.51    $1.74
Accumulation unit value at end of period        $2.43    $2.18    $1.77    $1.57    $1.35    $1.07    $1.32    $1.87    $2.51
Number of accumulation units outstanding at
  end of period (000 omitted)                 200,695  250,536  319,427  371,979  415,319  509,030  667,381  812,275  898,715
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED DEC. 31,                              1998
-------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE
  PORTFOLIO - BALANCED FUND (04/30/1986)
Accumulation unit value at beginning of
  period                                          $3.51
Accumulation unit value at end of period          $4.03
Number of accumulation units outstanding at
  end of period (000 omitted)                 1,100,357
-------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH
  MANAGEMENT FUND* (10/13/1981)
Accumulation unit value at beginning of
  period                                          $2.46
Accumulation unit value at end of period          $2.56
Number of accumulation units outstanding at
  end of period (000 omitted)                    98,897
*The 7-day simple and compound yields for RVST
  RiverSource(R) Variable Portfolio - Cash Management
  Fund at Dec. 31, 2007 were 3.43% and 3.49%,
  respectively.
-------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED
  BOND FUND (10/13/1981)
Accumulation unit value at beginning of
  period                                          $5.25
Accumulation unit value at end of period          $5.27
Number of accumulation units outstanding at
  end of period (000 omitted)                   287,881
-------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL BOND
  FUND (05/01/1996)
Accumulation unit value at beginning of
  period                                          $1.10
Accumulation unit value at end of period          $1.18
Number of accumulation units outstanding at
  end of period (000 omitted)                    78,150
-------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD
  BOND FUND (05/01/1996)
Accumulation unit value at beginning of
  period                                          $1.18
Accumulation unit value at end of period          $1.12
Number of accumulation units outstanding at
  end of period (000 omitted)                   228,165
-------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP
  EQUITY FUND (10/13/1981)
Accumulation unit value at beginning of
  period                                          $8.21
Accumulation unit value at end of period         $10.09
Number of accumulation units outstanding at
  end of period (000 omitted)                   507,310
-------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH
  FUND (06/01/2001)
Accumulation unit value at beginning of
  period                                             --
Accumulation unit value at end of period             --
Number of accumulation units outstanding at
  end of period (000 omitted)                        --
-------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - INTERNATIONAL
  OPPORTUNITY FUND (01/13/1992)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE
  PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND)
Accumulation unit value at beginning of
  period                                          $1.52
Accumulation unit value at end of period          $1.74
Number of accumulation units outstanding at
  end of period (000 omitted)                 1,042,405
-------------------------------------------------------





8  RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

FINANCIAL STATEMENTS

You can find our audited financial statements and the audited financial statements of the variable accounts in the SAI.

THE VARIABLE ACCOUNT AND THE FUNDS

THE VARIABLE ACCOUNT: The variable account was established under Minnesota law and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. Each subaccount's net assets are held in relation to the contracts described in this prospectus as well as other contracts that we issue that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS: The contract currently offers subaccounts investing in shares of the funds listed in the table below.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectus for facts you should know before investing. The prospectus is available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

- ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others; for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund name and management" above). The funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectus for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.



                    RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS  9

- FUND SELECTION: We select the underlying funds in which the variable accounts initially invest and upon any substitution. In doing so, we may consider various objective and subjective factors. These factors include compensation we and our affiliates may receive from a fund's investment adviser, subadviser, distributor or an affiliate.

- WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including but not limited to expense payments and non-cash compensation for various purposes including:

  - Compensating, training and educating sales representatives who sell the contracts.

  - Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their sales representatives, and granting access to sales representatives of our affiliated selling firms.

  - Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and sales representatives.

  - Providing sub-transfer agency and shareholder servicing to contract owners.

  - Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

  - Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

  - Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).

  - Subaccounting, transaction processing, recordkeeping and administration.

- SOURCES OF REVENUE RECEIVED FROM THE FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.



10  RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

YOU MAY ALLOCATE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:

----------------------------------------------------------------------------------------
 INVESTING IN        INVESTMENT OBJECTIVE AND POLICIES             INVESTMENT ADVISER
----------------------------------------------------------------------------------------
RVST RiverSource     Maximum total investment return through a     RiverSource
Variable             combination of capital growth and current     Investments, LLC
Portfolio - Balanc-  income. Invests primarily in a combination
ed Fund              of common and preferred stocks, bonds and
                     other debt securities. Under normal market
                     conditions, at least 50% of the Fund's
                     total assets are invested in common stocks
                     and no less than 25% of the Fund's total
                     assets are invested in debt securities. The
                     Fund may invest up to 25% of its net assets
                     in foreign investments.
----------------------------------------------------------------------------------------
RVST RiverSource     Maximum current income consistent with        RiverSource
Variable             liquidity and stability of principal.         Investments, LLC
Portfolio - Cash     Invests primarily in money market
Management Fund      instruments, such as marketable debt
                     obligations issued by corporations or the
                     U.S. government or its agencies, bank
                     certificates of deposit, bankers'
                     acceptances, letters of credit, and
                     commercial paper, including asset-backed
                     commercial paper.
----------------------------------------------------------------------------------------
RVST RiverSource     High level of current income while            RiverSource
Variable             attempting to conserve the value of the       Investments, LLC
Portfolio - Divers-  investment for the longest period of time.
ified Bond Fund      Under normal market conditions, the Fund
                     invests at least 80% of its net assets in
                     bonds and other debt securities. At least
                     50% of the Fund's net assets will be
                     invested in securities like those included
                     in the Lehman Brothers Aggregate Bond Index
                     (Index), which are investment grade and
                     denominated in U.S. dollars. The Index
                     includes securities issued by the U.S.
                     government, corporate bonds, and mortgage-
                     and asset-backed securities. Although the
                     Fund emphasizes high- and medium-quality
                     debt securities, it will assume some credit
                     risk to achieve higher yield and/or capital
                     appreciation by buying lower-quality (junk)
                     bonds. The Fund may invest up to 25% of its
                     net assets in foreign investments, which
                     may include instruments in emerging
                     markets.
----------------------------------------------------------------------------------------
RVST RiverSource     High total return through income and growth   RiverSource
Variable             of capital. Non-diversified mutual fund       Investments, LLC
Portfolio - Global   that invests primarily in debt obligations
Bond Fund            of U.S. and foreign issuers. Under normal
                     market conditions, the Fund invests at
                     least 80% of its net assets in investment-
                     grade corporate or government debt
                     obligations including money market
                     instruments of issuers located in at least
                     three different countries.
----------------------------------------------------------------------------------------


                   RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS  11

----------------------------------------------------------------------------------------
 INVESTING IN        INVESTMENT OBJECTIVE AND POLICIES             INVESTMENT ADVISER
----------------------------------------------------------------------------------------
                                                                   <C
----------------------------------------------------------------------------------------
RVST RiverSource     High current income, with capital growth as   RiverSource
Variable             a secondary objective. Under normal market    Investments, LLC
Portfolio - High     conditions, the Fund invests at least 80%
Yield Bond Fund      of its net assets in high-yield debt
                     instruments (commonly referred to as
                     "junk") including corporate debt securities
                     as well as bank loans rated below
                     investment grade by a nationally recognized
                     statistical rating organization, or if
                     unrated, determined to be of comparable
                     quality. Up to 25% of the Fund may be
                     invested in high yield debt instruments of
                     foreign issuers.
----------------------------------------------------------------------------------------
RVST RiverSource     Capital appreciation. Under normal market     RiverSource
Variable             conditions, the Fund invests at least 80%     Investments, LLC
Portfolio - Large    of its net assets in equity securities of
Cap Equity Fund      companies with market capitalization
                     greater than $5 billion at the time of
                     purchase. The Fund may invest up to 25% of
                     its net assets in foreign investments.
----------------------------------------------------------------------------------------
RVST RiverSource     Growth of capital. Under normal market        RiverSource
Variable             conditions, the Fund invests at least 80%     Investments, LLC
Portfolio - Mid Cap  of its net assets at the time of purchase
Growth Fund          in equity securities of mid capitalization
                     companies. The investment manager defines
                     mid-cap companies as those whose market
                     capitalization (number of shares
                     outstanding multiplied by the share price)
                     falls within the range of the Russell
                     Midcap(R) Growth Index.
----------------------------------------------------------------------------------------
RVST Threadneedle    Capital appreciation. Invests primarily in    RiverSource
Variable             equity securities of foreign issuers that     Investments, LLC,
Portfolio - In-      are believed to offer strong growth           adviser; Threadneedle
ternational          potential. The Fund may invest in developed   International
Opportunity Fund     and in emerging markets.                      Limited, an indirect
(previously                                                        wholly-owned
RiverSource                                                        subsidiary of
Variable                                                           Ameriprise Financial,
Portfolio - In-                                                    sub-adviser.
ternational
Opportunity Fund)
----------------------------------------------------------------------------------------


THE FIXED ACCOUNT

You also may allocate purchase payments and transfers to the fixed account. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the fixed account increases as we credit interest to the account. Purchase payments and transfers to the fixed account become part of our general account. We credit interest daily and compound it annually. The interest rate we apply to each purchase payment or transfer to the fixed account is guaranteed for one year. Thereafter, we will change the rates from time to time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for our new and existing annuities, product design, competition, and our company's revenues and expenses.

In addition, a market value adjustment is imposed on the fixed account if the owner cancels the value of the fixed account due to total withdrawal, contract transfer or contract termination. The amount of the market value adjustment approximates the gain or loss resulting from sale by RiverSource Life of assets purchased with purchase payments. (See "Market Value Adjustment.")

BUYING THE CONTRACT

New contracts are not currently being offered.

We applied your initial purchase payment within two business days after we received it at our home office. However,we will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an


12 RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS additional purchase payment at our home office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our home office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

HOW TO MAKE PURCHASE PAYMENTS

 1 BY LETTER

Send your check along with your name and contract number to:

RIVERSOURCE LIFE INSURANCE COMPANY
70200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

 2 BY SCHEDULED PAYMENT PLAN

A sales representative can help set up participant salary reduction.

CHARGES

CONTRACT ADMINISTRATIVE CHARGE

We charge this fee for establishing and maintaining your records. We deduct $125 from the contract value at the end of each contract quarter (each three-month period measured from the effective date of your contract). This equates to an annual charge of $500. We prorate this charge among the subaccounts and the fixed account in the same proportion your interest in each account bears to your total contract value. We reserve the right to increase the contract administrative charge in the future, but we guarantee that it will never exceed $250 per quarter ($1,000 per year).

MORTALITY AND EXPENSE RISK FEE
We charge this fee daily to your subaccounts. The unit values of your subaccounts reflect this fee and it totals 1% of the subaccounts'average daily net assets on an annual basis. This fee covers the mortality risk and expense risk that we assume. This fee does not apply to the fixed account.

Mortality risk arises because of our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific participant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.

Expense risk arises because we cannot increase the contract administrative charge above $1,000 per year and this charge may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts'payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge, discussed in the following paragraphs, will cover sales and distribution expenses.



                   RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS  13

WITHDRAWAL CHARGE

If the owner withdraws part or all of the contract, a withdrawal charge may apply. This withdrawal charge represents a percentage of the amount withdrawn as follows:

                                                            WITHDRAWAL CHARGE AS A
                 CONTRACT YEAR                          PERCENTAGE OF AMOUNT WITHDRAWN
                       1                                               6%
                       2                                               6
                       3                                               5
                       4                                               4
                       5                                               3
                       6                                               2
                       7                                               1
                      Thereafter                                       0


For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.

EXAMPLE
Assume you requested a withdrawal of $1,000 and there is a withdrawal charge of 6%. The total amount we actually deduct from your contract is $1,063.83. We determine this amount as follows:

                                                              $1,000
      AMOUNT REQUESTED
  -------------------------                OR                -------  =    $1,063.83
  1.00 - WITHDRAWAL CHARGE                                     .94



By applying the 6% withdrawal charge to $1,063.83, the withdrawal charge is $63.83. We pay you the $1,000 you requested.

WAIVER OF WITHDRAWAL CHARGE
We do not assess withdrawal charges for withdrawals on behalf of a participant if the participant:

- attains age 59 1/2;

- purchases an immediate annuity under the annuity payout plans of this contract after separation from service;

- retires under the plan after age 55;

- becomes disabled (as defined by the Code);

- dies;

- encounters financial hardship as permitted under the plan and the Code;

- receives a loan as requested by the owner; or

- converts contract value to an IRA or other qualified annuity offered by us as requested by the owner.

POSSIBLE REDUCTIONS: In some cases we may incur lower sales and administrative expenses or we may perform fewer services. In such cases, we may be able to reduce or eliminate certain contract charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES

There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

PREMIUM TAXES

Currently, there are no premium taxes under this contract. However, a charge will be made by us against the contract value for any state and local premium taxes to the extent the taxes are payable in connection with the purchase of a contract under the annuity payout plans.



14  RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

VALUING THE INVESTMENT

We value your accounts as follows:

FIXED ACCOUNT

We value the amounts allocated to the fixed account directly in dollars. The fixed account value equals:

- the sum of your purchase payments and transfer amounts allocated to the fixed account;

- plus interest credited;

- minus the sum of amounts withdrawn (including any applicable withdrawal charges) and amounts transferred out; and

- minus any prorated portion of the contract administrative charge.

SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts, we credit a certain number of accumulation units to the contract for that subaccount. Conversely, we subtract a certain number of accumulation units from the contract each time you take a partial withdrawal, transfer amounts out of a subaccount or we assess a contract administrative charge or a withdrawal charge.

The accumulation units are the true measure of investment value in each account during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the subaccount expenses, performance of the fund and on certain fund expenses. Here is how we calculate accumulation unit values:

NUMBER OF UNITS: to calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: the current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

- dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

- additional purchase payments you allocate to the subaccounts;

- transfers into or out of the subaccounts;

- partial withdrawals;

- withdrawal charges;

and a deduction of:

- a prorated portion of the contract administrative charge.

Accumulation unit values may fluctuate due to:

- changes in fund net asset value;

- fund dividends distributed to the subaccounts;

- fund capital gains or losses;

- fund operating expenses; and

- mortality and expense risk fees.

WITHDRAWALS, LOANS AND CONVERSIONS

WITHDRAWAL POLICIES

- If you request a total withdrawal, payment will equal the total contract value less the contract administrative charge, any applicable premium tax and withdrawal charge.



                   RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS  15

- You or the recordkeeper must state the reason for a partial withdrawal.

- If the contract has a balance in more than one account and you request a partial withdrawal, we will withdraw money from all your accounts in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise.

- A market value adjustment may apply to total withdrawals from the fixed account. (See "Contract Transfer, Market Value Adjustment and Contract Termination.")

SPECIAL WITHDRAWAL PROVISIONS

- The rights of any person to benefits under the plans in which these contracts are issued will be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract.

- We reserve the right to defer withdrawal payments from the fixed account for a period not to exceed six months from the date we receive the withdrawal request.

- Since contracts offered will be issued in connection with retirement plans you should refer to the terms of the particular plan for any further limitations or restrictions on withdrawals.

- You may pay withdrawal charges (see "Charges -- Withdrawal Charge") and IRS taxes and penalties (see "Taxes").

RECEIVING WITHDRAWAL PAYMENTS

By regular or express mail:

- payable to you.

- mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

- the withdrawal amount includes a purchase payment check that has not cleared;

- the NYSE is closed, except for normal holiday and weekend closings;

- trading on the NYSE is restricted, according to SEC rules;

- an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

- the SEC permits us to delay payment for the protection of security holders.

Withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits (see "Taxes -- Required minimum distributions").

LOANS

You may request withdrawals to fund loans for participants. You must specify from which accounts to make withdrawals at the time of the loan request. Loan amounts and terms must comply with the applicable requirements of the plan and Code. We assume no responsibility for the validity or compliance of the loan.

Withdrawals to fund loans under the plan will not be subject to withdrawal charges when the loan is made. However, we reserve the right to deduct withdrawal charges from the remaining contract value if there is an unpaid loan balance at the time of a total withdrawal, contract transfer or termination (see "Charges - Withdrawal Charge").

CONVERSION

You may transfer on the participant's behalf part of the contract value to an individual deferred annuity contract offered by us in the event of:

- the termination of participant's employment; or

- other reasons which are acceptable to us and meet the requirements of the plan and the Code.

This individual contract will qualify as an individual retirement annuity under
Section 408 or another applicable section of the Code. Withdrawal charges will not apply at the time of conversion.

CONTRACT TRANSFER, MARKET VALUE ADJUSTMENT AND CONTRACT TERMINATION

TRANSFERRING AMONG ACCOUNTS
You may transfer contract value from any one subaccount to another account while the contract is in force. You also may transfer contract values from the fixed account to one or more subaccounts once during each of two transfer periods: within 60 days after each plan year anniversary and within 60 days after the first day of the seventh month in each plan year. However,


16 RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS if you made a transfer from the fixed account to the subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next transfer period. We will not accept requests for transfers from the fixed account at any other time.

When your request to transfer will be processed depends on when we receive it:

- If we receive your transfer request at our home office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

- If we receive your transfer request at our home office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments.

We may suspend or modify transfer privileges at any time. Any restrictions imposed by the plan will apply.

MARKET TIMING

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT INVEST IN A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST MAY ADOPT THEIR OWN MARKET TIMING POLICIES AND PROCEDURES THAT MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS:

We try to distinguish market timing from transfers that we believe are not harmful,such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer requests, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

- requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

- not accepting telephone or electronic transfer requests;

- requiring a minimum time period between each transfer;

- not accepting transfer requests of an agent acting under power of attorney;

- limiting the dollar amount that you may transfer at any one time;

- suspending the transfer privilege; or

- modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.



                   RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS  17

In addition, any restrictions imposed by the plan will apply.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification,restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE,WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT,THE UNDERLYING FUNDS MAY HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

- Funds that are available as investment options under the contract may in the future also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUND AND THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER THE UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

You can request a transfer or withdrawal by letter or any other method we agree to. Send the plan name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to:

RIVERSOURCE LIFE INSURANCE COMPANY
70200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

* Failure to provide Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

You may withdraw all or part of the contract value at any time. We will process your withdrawal request on the valuation date we receive it. If we receive your withdrawal request at our home office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our home office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to



18 RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS return the contract. You may have to pay withdrawal charges (see
"Charges -- Withdrawal Charge") and IRS taxes and penalties (see "Taxes").

WITHDRAWALS BY OWNER FOR TRANSFER OF FUNDS
You may direct us to withdraw the total contract value and transfer that value to another funding agent. You will pay all applicable contract charges including withdrawal charges, and we will deduct them from the first payout unless you transfer the total contract value to a plan offered by us or our affiliates. (See "Charges.") You must provide us with a written request to make such a withdrawal. This written request must be sent to our home office and must specify the initial withdrawal date and payee to whom the payouts are to be made.

At your option, we will pay the contract value, less any applicable charges, in annual installments or in a lump sum as follows:

1. We may pay the contract value in five annual installments beginning on the initial withdrawal date and then on each of the next four anniversaries of such date as follows:

                                                        PERCENTAGE OF THEN REMAINING
              INSTALLMENT PAYMENT                          CONTRACT VALUE BALANCE
                       1                                             20%
                       2                                             25
                       3                                             33
                       4                                             50
                       5                                            100


  We will not allow additional withdrawals for benefits or other transfers of contract values and we will not accept additional purchase payments after we make the first withdrawal payment. We will continue to credit interest to any contract value balance remaining after an installment payment at the interest rate then in effect for the fixed account.

2. We may pay the contract value in a lump sum. We will base any contract value attributable to the fixed account on market value. We will determine the market value by applying the formula described below under "Market Value Adjustment". We will make lump sum payments according to the withdrawal provisions (see "Withdrawals, Loans and Conversions - Receiving Withdrawal Payments").

MARKET VALUE ADJUSTMENT

A Market Value Adjustment (MVA) applies only when we pay out the fixed account value in a lump sum when:

- you withdraw the total contract value to transfer that value to another funding vehicle;

- you make a total withdrawal of the fixed account contract value; or

- we terminate the contract as described below. (See "Contract Termination.")

We will apply the MVA to the contract value withdrawn from the fixed account after deducting any applicable contract administrative charge and withdrawal charge. (See "Charges.")

The MVA will reflect the relationship between the current interest rate credited to new purchase payments allocated to the fixed account and the rate credited to all prior purchase payments. We calculate the MVA as follows:

MVA = FIXED ACCOUNT VALUE X (A - B) X C

Where:


A    =    the weighted average interest rate (in decimal form) credited to all fixed account purchase payments made by you at the time of termination, rounded to four decimal places;

A    =    the interest rate (in decimal form) credited to new purchase payments to the contract at the time of termination or total withdrawal, rounded to four decimal places; and

A    =    the annuity factor, which represents the relationship between the contract year and the average duration of underlying investments from the following table:




                 CONTRACT YEAR                                  ANNUITY FACTOR
                      1-3                                             6.0
                      4-6                                             5.0
                      7+                                              4.0





                   RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS  19

The following examples show a downward and upward MVA.

1. Assume: contract effective date of Oct. 1, 1993
   contract termination date of July 1, 1998 contract year at termination is five

                                                         PURCHASE                                           ACCUMULATION
 YEAR                                                    PAYMENTS      INITIAL RATE      CURRENT RATE      ACCOUNT VALUE
 1                                                        $10,000          6.50%             6.25%            $12,560
 2                                                          8,000          6.00              6.25               9,870
 3                                                         12,000          6.25              6.25              13,960
 4                                                         15,000          7.50              6.75              16,660
 5                                                         20,000          6.50              6.50              20,640



Total accumulation account value      =    $   73,690
Withdrawal charge = .03 x 73,690      =         2,211
Fixed account value = 73,690 -
  2,211                               =        71,479
Weighted average interest rate        =         6.433%
Interest rate on new purchase
  payments                            =         6.750
MVA = $71,479 x (.06433 - .06750) x
  5.0                                 =    $(1,132.94)
Market value = 71,479 - 1,132.94      =     70,346.06


2. Assume: contract effective date of Jan. 15, 1994
   contract termination date of Sept. 20, 1996 contract year at termination is three

                                                         PURCHASE                                           ACCUMULATION
YEAR                                                     PAYMENTS      INITIAL RATE      CURRENT RATE      ACCOUNT VALUE
1                                                         $15,000          7.00%             6.25%            $17,710
2                                                          20,000          6.50              6.00              22,140
3                                                          25,000          5.50              5.50              25,910



Total accumulation account value      =    $   65,760
Withdrawal charge = .05 x 65,760      =         3,288
Fixed account value = 65,760 -
  3,288                               =        62,472
Weighted average interest rate        =         5.870%
Interest rate on new purchase
  payments                            =         5.250
MVA = $62,472 x (.05870 - .05250) x
  6                                   =    $ 2,323.96
Market value = 62,472 + 2,323.96      =     64,795.96


No MVA applies if:

- you make a partial withdrawal of the fixed account contract value;

- we pay you installment payments when you withdraw the total contract value and transfer that value to another funding vehicle or we terminate the contract; or

- you transfer contract values from the fixed account to the variable accounts. (See "Transferring Money Between Accounts.")

CONTRACT TERMINATION

We reserve the right, upon at least 30 days' written notice, to declare a contract termination date.

We may declare a contract termination date if:

- you adopt an amendment to the plan that causes the plan to be materially different from the original plan (to be "materially different," the amendment must cause a substantial change in the level of the dollar amounts of purchase payments or contract benefits paid by us);

- the plan fails to qualify or becomes disqualified under the appropriate sections of the Code;

- while the contract is in force, and prior to any withdrawal or contract termination, you offer under the plan a prohibited investment as a funding vehicle to which future contributions may be made (prohibited investments include: guaranteed investment contracts, bank investment contracts, annuity contracts with fixed and/or variable accounts, and funding vehicles providing a guarantee of principal); or

- you change to a record-keeper not approved by us.



20  RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

If we waive our rights to terminate the contract under any provision of this section at any time,such waiver will not be considered a precedent and will not prohibit us from exercising the right to terminate this contract,for the reasons noted above, at any future time.

PROCEDURES AT CONTRACT TERMINATION

On the contract termination date, we will withdraw any outstanding charges, including any contract administrative charges, from the contract value. A withdrawal charge may apply on account of any termination under this provision. We will deduct it from the first termination payment. (See "Charges.")

At your option, we will pay the contract value in a lump sum or in annual installment payouts according to the table under "Withdrawals by owner for transfer of funds" above. A lump sum payout will be subject to an applicable MVA to the fixed account value. If you do not select an option, we will pay the contract value to you under the installment option.

CHANGING OWNERSHIP

You may not transfer ownership of the contract except to:

- a trustee or successor trustee of a pension or profit sharing trust that is qualified under the Code; or

- as otherwise permitted by laws and regulations governing the plans under which the contract is issued.

Subject to the provisions above, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan or as a security for the performance of an obligation or for any other purpose except as required or permitted by the Code.

THE ANNUITY PAYOUT PERIOD

When a plan participant reaches his or her retirement date, you may select one of the annuity payout plans outlined below or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below.

We will make retirement payouts on a fixed basis under a supplemental fixed immediate annuity in the form customarily offered by us at the time of purchase.

ANNUITY PAYOUT PLANS

You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract values are used to purchase the payout plan:

- PLAN A -- LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we have made only one monthly payout, we will not make any more payouts.

- PLAN B -- LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C -- LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D -- JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

- PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. In addition, a 10% IRS penalty tax could apply under this payout plan. (See "Taxes.")

RESTRICTIONS ON PAYOUT OPTIONS: If you elect an annuity payout plan, it must comply with certain IRS regulations governing RMDs. In general, your annuity payout plan will meet these regulations if payouts are made:

- in equal or substantially equal payments over a period not longer than the life of the participant or over the life of the participant and designated beneficiary; or

- in equal or substantially equal payments over a period not longer than the life expectancy of the participant or over the life expectancy of the participant and designated beneficiary; or



                   RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS  21

- over a period certain not longer than the life expectancy of the participant or over the life expectancy of the participant and designated beneficiary.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the immediate annuity is purchased to provide retirement payouts. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum.

TAXES

RIVERSOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes and there is no withholding. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.

TAXATION OF ANNUITIES IN GENERAL: Generally, there is no tax to a participant on contributions made to the contract or on any increases in the value of the contract. However, when distribution to a participant occurs, the distribution will be subject to taxation (except contributions that were made with after-tax dollars).

TAX-DEFERRED RETIREMENT PLANS: This contract is used to fund retirement plans that are already tax deferred under the Code. The contract will not provide any necessary or additional tax deferral for the retirement plan.

REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans are subject to required withdrawals called required minimum distributions (RMDs) beginning at age
70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits to increase. RMDs may reduce the value of certain death benefits. You should consult your tax advisor for an explanation of the potential tax implications to you.

MANDATORY WITHHOLDING: If the participant receives a distribution from the plan, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time of the payout. Any withholding represents a prepayment of the participant's tax due for the year and the participant will take credit for these amounts when filing an annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, the participant elects to roll the distribution over directly to an IRA or another eligible plan.

In the below situations, the distribution is subject to an optional 10% withholding. We will withhold 10% of the distribution amount unless you elect otherwise when:

- the payout is one in a series of substantially equal periodic payouts, made at least annually, over the participant's life or life expectancy (or the joint lives or life expectancies of the participant and designated beneficiary) or over a specified period of ten years or more;

- the payout is an RMD as defined under the Code;

- the payout is a 457 non-governmental plan distribution;

- the payout is made on account of an eligible hardship; or

- the payout is a corrective distribution.

Payouts made to a surviving spouse instead of being directly rolled over to an IRA are subject to mandatory 20% income tax withholding.

State withholding also may be imposed on taxable distributions.

ELECTIVE WITHHOLDING: If the distribution from the plan is not subject to mandatory withholding as described above, the participant can elect not to have any withholding occur. To do this the participant must provide a valid Social Security Number or Taxpayer Identification Number.

If the participant does not make this election and if the payout is part of an annuity payout plan, the amount of withholding generally is computed using payroll tables. If a distribution is made to the participant under a Section 457 plan, withholding is computed using payroll methods, depending upon the type of payment. If the distribution is any other type of payment (such as a partial or full withdrawal), withholding is computed using 10% of the taxable portion.

The withholding requirements differ if we deliver the payment outside the United States and/or to a non-resident alien.

Some states also impose withholding requirements similar to the federal withholding described above. If this should be the case, state withholding may be deducted from the payment.



22  RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

PENALTIES: If participants receive a distribution from the plan before reaching age 59 1/2, they may have to pay a 10% IRS penalty on the amount includable in their ordinary income. However, this penalty generally will not apply to any amount received by the participant or designated beneficiary:

- because of the participant's death;

- because the participant becomes disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over the participant's life or life expectancy (or joint lives or life expectancies of the participant and designated beneficiary);

- if the distribution is made following severance from employment during the calendar in which you attain age 55; or

- if the payout is a 457 plan distribution.

Other exceptions may apply if you withdraw from the contract before your plan specifies that payouts can be made.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of the contract.

TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions to the contrary. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any such amendment.

VOTING RIGHTS

You or another authorized party with investments in the subaccounts may vote on important fund policies. We will vote fund shares according to the instructions we receive.

The number of votes is determined by applying the percentage interest in each subaccount to the total number of votes allowed to the subaccount.

We calculate votes separately for each subaccount. We will send notice of these meetings, proxy materials and a statement of the number of votes to which the voter is entitled.

We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

OTHER CONTRACTUAL PROVISIONS

MODIFICATION

We may modify the contract upon notice to you, if such modification:

- is necessary to make the contract or the subaccounts comply with any law or regulation issued by a governmental agency to which we or the subaccounts are subject;

- is necessary to assure continued qualification of the contract under the Code or other federal or state laws relating to retirement annuities or annuity contracts;

- is necessary to reflect a change in the subaccounts; or

- provides additional accumulation options for the subaccounts.

In the event of any such modification, we may make appropriate endorsement to the contract to reflect such modification.

PROOF OF CONDITION OR EVENT

Where any payments under the contract depend on the recipient being alive and/or being a certain age on a given date, or depend on the occurrence of a specific event, we may require satisfactory proof that such a condition has been met prior to making the payment.

RECORDKEEPING SERVICES

We provide a contract to fund plans that meet the requirements of Code Sections 401 (including 401(k)) and 457. We do not provide any administrative or recordkeeping services in connection with the plan. We will rely on information and/or


                   RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS 23 instructions provided by the plan administrator and/or recordkeeper in order to properly administer the contract. For this reason, we must approve any person or entity authorized by the owner to administer recordkeeping services for the plan and participants.

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER

RiverSource Distributors, Inc. ("RiverSource Distributors"), our affiliate, serves as the principal underwriter of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

Although we no longer offer the contract for sale, you may continue to make purchase payments if permitted under the terms of your contract. We pay commissions to an affiliated selling firm of up to 5.00% of purchase payments on the contract as well as service/trail commissions of up to 0.50% based on annual total contract value for as long as the contract remains in effect. We also may pay a temporary additional sales commission of up to 1.00% of purchase payments for a period of time we select. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments.

From time to time and in accordance with applicable laws and regulations, we may also pay or provide the selling firm with various cash and non-cash promotional incentives including, but not limited to bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.

A portion of the payments made to the selling firm may be passed on to its sales representatives in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your contract.

We pay the commissions and other compensation described above from our assets. Our assets include:

- revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the contract (see "Expense Summary");

- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds - the funds");

- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds - The funds"); and

- revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part of all of the commissions and other compensation described above indirectly through:

- fees and expenses we collect from contract owners, including surrender charges; and

- fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

ISSUER

We issue the contracts. We are a stock life insurance company organized in 1957 under the laws of the state of Minnesota and are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. We are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

INVESTMENTS BY RIVERSOURCE LIFE

RiverSource Life must invest its assets in its general account in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state, and municipal obligations, corporate bonds, asset-backed securities, preferred and common stocks, real estate mortgages, real estate and certain other investments. All claims by purchasers of the contracts, and other general account products, will be funded by the general account.



24  RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

LEGAL PROCEEDINGS
RiverSource Life is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, the Financial Industry Regulatory Authority, commonly referred to as FINRA, and several state authorities concerning our business activities and practices. These requests generally include suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements with respect to our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.

RiverSource Life is involved in other proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.

ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended Dec. 31, 2007 that we previously filed by RiverSource Life with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus. To access these documents, see "SEC Filings" under "Investor Relations" at www.ameriprise.com.

RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement and other materials we file. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E.,Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling RiverSource Life pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.



                   RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS  25

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Calculating Annuity Payouts................  p.  3
Rating Agencies............................  p.  4
Revenues Received During Calendar Year
  2007.....................................  p.  4
Principal Underwriter......................  p.  5
Independent Registered Public Accounting
  Firm.....................................  p.  5
Financial Statements





26  RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

                       THIS PAGE LEFT BLANK INTENTIONALLY




                   RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS  27

(RIVERSOURCE ANNUITIES LOGO)

RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 862-7919
    RiverSource Distributors, Inc. (Distributor), Member FINRA. Insurance and
                         annuity products are issued by
     RiverSource Life Insurance Company. Both companies are affiliated with
                       Ameriprise Financial Services, Inc.

       ((C))2008 RiverSource Life Insurance Company. All rights reserved. S-6156 V (5/08)

                       STATEMENT OF ADDITIONAL INFORMATION
                                       FOR

                     RIVERSOURCE(R) EMPLOYEE BENEFIT ANNUITY

                         RIVERSOURCE(R) FLEXIBLE ANNUITY

                 RIVERSOURCE(R) GROUP VARIABLE ANNUITY CONTRACT

               RIVERSOURCE(R) VARIABLE RETIREMENT AND COMBINATION
                              RETIREMENT ANNUITIES

                              RIVERSOURCE ACCOUNT F
  (previously IDS Life Accounts F, G, H, IZ, KZ, LZ, N, PZ, QZ, RZ, SZ and TZ)
                                   MAY 1, 2008

RiverSource Account F is a separate account established and maintained by RiverSource Life Insurance Company (RiverSource Life).

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus dated the same date as this SAI, which may be obtained from your sales representative, or by writing or calling us at the address and telephone number below.

RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 862-7919
S-6323 F (5/08)

TABLE OF CONTENTS

Calculating Annuity Payouts.....................................................   p.  3
Rating Agencies.................................................................   p.  4
Revenues Received During Calendar Year 2007.....................................   p.  4
Principal Underwriter...........................................................   p.  5
Independent Registered Public Accounting Firm...................................   p.  5
Financial Statements




 2    RIVERSOURCE ACCOUNT F

CALCULATING ANNUITY PAYOUTS

THE VARIABLE ACCOUNTS
For Employee Benefit Annuity, Flexible Annuity, Variable Retirement and Combination Retirement Annuities, we do the following calculations separately for each of the variable accounts. The separate monthly payouts, added together, make up your total variable annuity payout.

INITIAL PAYOUT: To compute your first monthly payment, we:

- determine the dollar value of your contract or certificate on the valuation date and deduct any applicable premium tax; then

- apply the result to the annuity table contained in the contract or certificate, or another table at least as favorable.

The annuity table shows the amount of the first monthly payment for each $1,000 of value which depends on factors built into the table, as described below.

ANNUITY UNITS: We then convert the value of your variable account to annuity units. To compute the number of units credited to you, we divide the first monthly payment by the annuity unit value (see below) on the valuation date that falls on (or closest to the valuation date that falls before) the seventh calendar day before the retirement date. The number of units in your variable account is fixed. The value of the units fluctuates with the performance of the underlying fund.

SUBSEQUENT PAYOUTS: To compute later payouts, we multiply:

-  the annuity unit value on the valuation date by;

-  the fixed number of annuity units credited to you.

ANNUITY UNIT VALUES: We originally set this value at $1 for each variable account. To calculate later values we multiply the last annuity value by the product of:

-  the net investment factor; and

-  the neutralizing factor.

The purpose of the neutralizing factor is to offset the effect of the assumed rate built into the annuity table. With an assumed investment rate of 5%, the neutralizing factor is 0.999866 for a one day valuation period.

NET INVESTMENT FACTOR: We determine the net investment factor by:

- adding the fund's current net asset value per share plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

-  dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee from the result.

Because the net asset value of the fund may fluctuate, the net investment factor may be greater or less than one, and the annuity unit value may increase or decrease. You bear this investment risk in a variable account.

THE FIXED ACCOUNT
We guarantee your fixed annuity payout amounts. Once calculated, your payout will remain the same and never change. To calculate your annuity payouts we:

- take the value of your fixed account at the retirement date or the date you selected to begin receiving your annuity payouts; then

- using an annuity table, we apply the value according to the annuity payout plan you select.

The annuity payout table we use will be the one in effect at the time you choose to begin your annuity payouts. The values in the table will be equal to or greater than the table in your contract or certificate.


                                                     RIVERSOURCE ACCOUNT F    3

RATING AGENCIES

We receive ratings from independent rating agencies. These agencies evaluate the financial soundness and claims-paying ability of insurance companies based on a number of different factors. The ratings reflect each agency's estimation of our ability to meet our contractual obligations such as making annuity payouts and paying death benefits and other distributions. As such, the ratings relate to our fixed account and not to the variable accounts. This information generally does not relate to the management or performance of the variable accounts.

For detailed information on the agency ratings given to RiverSource Life, see "Debt & Ratings Information" under "Investors Relations" on our website at ameriprise.com or contact your sales representative. You also may view our current ratings by visiting the agency websites directly at:

A.M. Best                                                                       www.ambest.com
Fitch                                                                     www.fitchratings.com
Moody's                                                               www.moodys.com/insurance
Standard & Poor's                                                     www.standardandpoors.com


A.M. Best -- Rates insurance companies for their financial strength.

Fitch -- Rates insurance companies for their claims-paying ability.

Moody's -- Rates insurance companies for their financial strength.

Standard & Poor's -- Rates insurance companies for their financial strength.

REVENUES RECEIVED DURING CALENDAR YEAR 2007:

The following table shows the unaffiliated funds ranked according to highest to lowest total dollar amounts the funds and their affiliates paid to us and/or our affiliates in 2007. Some of these funds may not be available under your contract or policy. Please see your contract or policy prospectus regarding the investment options available to you.

--------------------------------------------------------------------------------------------
Fidelity(R) Variable Insurance Products                                       $17,462,401.41
Wanger Advisors Trust                                                         $11,509,856.38
Franklin(R) Templeton(R) Variable Insurance Products Trust                    $ 9,560,097.11
AllianceBernstein Variable Products Series Fund, Inc.                         $ 8,766,549.37
Oppenheimer Variable Account Funds                                            $ 8,400,283.32
American Century(R) Variable Portfolios, Inc.                                 $ 7,155,648.04
Goldman Sachs Variable Insurance Trust                                        $ 6,741,110.56
Columbia Funds Variable Insurance Trust                                       $ 4,291,538.97
Janus Aspen Series                                                            $ 3,627,203.09
AIM Variable Insurance Funds                                                  $ 3,595,282.87
Van Kampen Life Investment Trust                                              $ 3,525,593.85
MFS(R) Variable Insurance Trust(SM)                                           $ 3,488,140.95
PIMCO Variable Insurance Trust                                                $ 3,146,446.19
Putnam Variable Trust                                                         $ 2,394,170.95
Eaton Vance Variable Trust                                                    $ 1,970,638.76
Wells Fargo Advantage Variable Trust Funds                                    $ 1,936,347.23
The Universal Institutional Funds, Inc.                                       $ 1,464,234.07
Credit Suisse Trust                                                           $ 1,327,427.86
Lazard Retirement Series, Inc.                                                $ 1,129,901.36
Neuberger Berman Advisers Management Trust                                    $ 1,018,249.18
Third Avenue Variable Series Trust                                            $   925,701.33
Evergreen Variable Annuity Trust                                              $   872,574.31
Royce Capital Fund                                                            $   709,223.53
Pioneer Variable Contracts Trust                                              $   383,186.94
Dreyfus Investment Portfolios/Dreyfus Variable Investment Fund                $   212,278.47
Calvert Variable Series, Inc.                                                 $   192,660.23
STI Classic Variable Trust                                                    $    53,436.94
Legg Mason Partners Variable Portfolios                                       $    11,785.47
Premier VIT                                                                   $     8,122.39
Lincoln Variable Insurance Products Trust                                     $     4,827.25
J.P. Morgan Series Trust II                                                   $     3,261.37
--------------------------------------------------------------------------------------------


If the revenue received from affiliated funds were included in the table above, payment to us or our affiliates by the RiverSource Variable Series Trust Funds
(RVST) (previously RiverSource Variable Portfolio Funds) or their affiliates would be at the top of the list.


 4    RIVERSOURCE ACCOUNT F

PRINCIPAL UNDERWRITER

RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as principal underwriter for the contracts, which are offered on a continuous basis. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is registered with the Securities and Exchange Commission under the Securities Act of 1934 as a broker dealer and is a member of the National Association of Securities Dealers, Inc.
(NASD). The contracts are offered to the public through certain securities broker-dealers that have entered into sales agreements with us and RiverSource Distributors and whose personnel are legally authorized to sell annuity and life insurance products. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial.

Prior to Jan. 1, 2007, IDS Life Insurance Company (IDS Life) served as the principal underwriter for the contracts. The aggregate dollar amount of underwriting commissions paid to IDS Life for the variable account in 2006 was $290,026,122 and in 2005 was $197,139,903. IDS Life retained no underwriting commission from the sale of the contracts.

Effective Jan. 1, 2007, RiverSource Distributors became the principal underwriter for the contracts. The aggregate dollar amount of underwriting commissions paid to RiverSource Distributors for the variable account in 2007 was $322,665,705. RiverSource Distributors retained no underwriting commissions from the sale of the contracts.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, independent registered public accounting firm, has audited the financial statements of RiverSource Life Insurance Company at Dec. 31, 2007 and 2006, and for each of the three years in the period ended Dec. 31, 2007, and the individual financial statements of the segregated asset subaccounts of the RiverSource Account F, at Dec. 31, 2007, and for each of the periods indicated therein, as set forth in their reports thereon appearing elsewhere herein. We've included our financial statements in the SAI in reliance upon such reports given on the authority of Ernst & Young LLP as experts in accounting and auditing.


                                                     RIVERSOURCE ACCOUNT F    5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS

RIVERSOURCE LIFE INSURANCE COMPANY

We have audited the accompanying individual statements of assets and liabilities of the 12 segregated asset subaccounts of RiverSource Account F referred to in
Note 1, as of December 31, 2007, and the related statements of operations and changes in net assets for the periods indicated therein. These financial statements are the responsibility of the management of RiverSource Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of RiverSource Account F's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of RiverSource Account F's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the affiliated and unaffiliated mutual fund managers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual financial position of the 12 segregated asset subaccounts of RiverSource Account F, referred to in Note 1, at December 31, 2007, and the individual results of their operations and the changes in their net assets for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                        (-s- ERNST & YOUNG LLP)

Minneapolis, Minnesota
April 24, 2008


 6    RIVERSOURCE ACCOUNT F

STATEMENTS OF ASSETS AND LIABILITIES

                                                                       SEGREGATED ASSET SUBACCOUNTS
                                                --------------------------------------------------------------------------
                                                   AB VPS
                                                 GRO & INC,      RVS VP          RVS VP         RVS VP          RVS VP
DEC. 31, 2007                                       CL B           BAL         CASH MGMT       DIV BOND       DIV EQ INC
 ASSETS
Investments, at value(1),(2)                    $89,473,504   $895,207,634    $93,557,625    $339,670,363     $339,996,746
Dividends receivable                                     --             --         34,322          94,976               --
Accounts receivable from RiverSource Life for
  contract purchase payments                             --             --         50,099              --               --
Receivable for share redemptions                     93,252             --             --              --               --
--------------------------------------------------------------------------------------------------------------------------
Total assets                                     89,566,756    895,207,634     93,642,046     339,765,339      339,996,746
==========================================================================================================================

 LIABILITIES
Payable to RiverSource Life for:
    Mortality and expense risk fee                   76,835        765,485         80,129         289,590          290,858
    Contract terminations                            16,418        651,895             --         157,811          123,046
--------------------------------------------------------------------------------------------------------------------------
Total liabilities                                    93,253      1,417,380         80,129         447,401          413,904
--------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
  accumulation period                            88,059,832    879,219,937     93,183,100     334,633,716      336,420,625
Net assets applicable to contracts in payment
  period                                          1,413,671     14,570,317        378,817       4,684,222        3,162,217
--------------------------------------------------------------------------------------------------------------------------
Total net assets                                $89,473,503   $893,790,254    $93,561,917    $339,317,938     $339,582,842
==========================================================================================================================
(1) Investment shares                             3,370,000     59,319,693     93,611,210      32,338,461       20,929,772
(2) Investments, at cost                        $73,567,901   $878,210,676    $93,577,508    $355,626,131     $239,509,658
--------------------------------------------------------------------------------------------------------------------------


                                                                       SEGREGATED ASSET SUBACCOUNTS
                                                --------------------------------------------------------------------------
                                                   RVS VP
                                                   GLOBAL        RVS VP          RVS VP         THDL VP         RVS VP
DEC. 31, 2007 (CONTINUED)                           BOND           GRO       HI YIELD BOND     INTL OPP        LG CAP EQ
 ASSETS
Investments, at value(1),(2)                    $40,454,591    $54,153,471    $72,116,128    $493,782,333   $1,152,164,213
Dividends receivable                                  9,302             --         40,116              --               --
Accounts receivable from RiverSource Life for
  contract purchase payments                          9,736          7,378             --              --               --
Receivable for share redemptions                         --             --             --              --               --
--------------------------------------------------------------------------------------------------------------------------
Total assets                                     40,473,629     54,160,849     72,156,244     493,782,333    1,152,164,213
==========================================================================================================================

 LIABILITIES
Payable to RiverSource Life for:
    Mortality and expense risk fee                   34,374         46,262         61,824         421,766          985,831
    Contract terminations                                --             --        131,787         284,119          830,180
--------------------------------------------------------------------------------------------------------------------------
Total liabilities                                    34,374         46,262        193,611         705,885        1,816,011
--------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
  accumulation period                            39,933,970     53,364,271     70,173,408     488,509,128    1,131,070,981
Net assets applicable to contracts in payment
  period                                            505,285        750,316      1,789,225       4,567,320       19,277,221
--------------------------------------------------------------------------------------------------------------------------
Total net assets                                $40,439,255    $54,114,587    $71,962,633    $493,076,448   $1,150,348,202
==========================================================================================================================
(1) Investment shares                             3,573,842      7,077,011     11,131,331      33,560,206       45,593,250
(2) Investments, at cost                        $37,243,340    $44,150,489    $73,715,177    $335,571,947   $1,086,740,187
--------------------------------------------------------------------------------------------------------------------------



See accompanying notes to financial statements.


                                                     RIVERSOURCE ACCOUNT F    7

STATEMENTS OF ASSETS AND LIABILITIES

                                                                       SEGREGATED ASSET SUBACCOUNTS
                                                                      ------------------------------
                                                                           RVS VP         WF ADV VT
DEC. 31, 2007 (CONTINUED)                                                MID CAP GRO      SM CAP GRO
 ASSETS
Investments, at value(1),(2)                                            $342,263,018     $72,112,265
Dividends receivable                                                              --              --
Accounts receivable from RiverSource Life for contract purchase
  payments                                                                        --              --
Receivable for share redemptions                                                  --         115,911
----------------------------------------------------------------------------------------------------
Total assets                                                             342,263,018      72,228,176
====================================================================================================

 LIABILITIES
Payable to RiverSource Life for:
    Mortality and expense risk fee                                           292,518          61,792
    Contract terminations                                                    158,697          54,119
----------------------------------------------------------------------------------------------------
Total liabilities                                                            451,215         115,911
====================================================================================================

Net assets applicable to contracts in accumulation period                337,220,413      71,679,430
Net assets applicable to contracts in payment period                       4,591,390         432,835
----------------------------------------------------------------------------------------------------
Total net assets                                                        $341,811,803     $72,112,265
====================================================================================================
(1) Investment shares                                                     26,633,789       7,441,926
(2) Investments, at cost                                                $313,271,827     $53,952,547
----------------------------------------------------------------------------------------------------



See accompanying notes to financial statements.


 8    RIVERSOURCE ACCOUNT F

STATEMENTS OF OPERATIONS

                                                                      SEGREGATED ASSET SUBACCOUNTS
                                                ------------------------------------------------------------------------
                                                   AB VPS
                                                 GRO & INC,      RVS VP          RVS VP         RVS VP         RVS VP
YEAR ENDED DEC. 31, 2007                            CL B           BAL         CASH MGMT       DIV BOND      DIV EQ INC
 INVESTMENT INCOME
Dividend income                                 $ 1,259,657   $ 28,652,833    $ 4,091,798     $17,077,075   $  5,845,135
Variable account expenses                         1,044,510     10,204,078        869,293       3,614,585      3,871,030
------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                     215,147     18,448,755      3,222,505      13,462,490      1,974,105
========================================================================================================================

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
    Proceeds from sales                          32,422,680    237,995,566     16,988,124      65,966,122    104,814,490
    Cost of investments sold                     25,928,774    225,320,465     16,988,523      69,607,732     73,203,754
------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                     6,493,906     12,675,101           (399)     (3,641,610)    31,610,736
Distributions from capital gains                  5,181,516     22,804,754             --              --      5,036,584
Net change in unrealized appreciation or
  depreciation of investments                    (7,565,560)   (42,541,570)       (19,965)      4,503,900    (10,703,495)
------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                    4,109,862     (7,061,715)       (20,364)        862,290     25,943,825
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                     $ 4,325,009   $ 11,387,040    $ 3,202,141     $14,324,780   $ 27,917,930
========================================================================================================================


                                                                      SEGREGATED ASSET SUBACCOUNTS
                                                ------------------------------------------------------------------------
                                                   RVS VP        RVS VP          RVS VP         THDL VP        RVS VP
YEAR ENDED DEC. 31, 2007 (CONTINUED)            GLOBAL BOND        GRO       HI YIELD BOND     INTL OPP       LG CAP EQ
 INVESTMENT INCOME
Dividend income                                  $1,507,835     $  632,620    $ 6,406,017    $  5,220,577   $ 17,237,833
Variable account expenses                           418,329        625,429        870,708       5,360,460     13,352,794
------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                   1,089,506          7,191      5,535,309        (139,883)     3,885,039
------------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
    Proceeds from sales                           8,918,371     14,533,242     28,527,329     121,957,681    352,101,521
    Cost of investments sold                      8,452,387     11,605,930     27,856,939      86,467,403    323,336,957
------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                       465,984      2,927,312        670,390      35,490,278     28,764,564
Distributions from capital gains                         --             --             --              --      7,609,723
Net change in unrealized appreciation or
  depreciation of investments                     1,009,949     (1,343,290)    (5,076,424)     23,019,140     (6,953,239)
------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                    1,475,933      1,584,022     (4,406,034)     58,509,418     29,421,048
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                      $2,565,439    $ 1,591,213    $ 1,129,275    $ 58,369,535   $ 33,306,087
========================================================================================================================


                                                                            SEGREGATED ASSET
                                                                               SUBACCOUNTS
                                                                       --------------------------
                                                                          RVS VP       WF ADV VT
YEAR ENDED DEC. 31, 2007 (CONTINUED)                                    MID CAP GRO    SM CAP GRO
 INVESTMENT INCOME
Dividend income                                                        $    212,350   $        --
Variable account expenses                                                 3,826,269       826,888
-------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                          (3,613,919)     (826,888)
-------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
    Proceeds from sales                                                 110,954,320    24,810,587
    Cost of investments sold                                            105,485,710    16,900,954
-------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments                          5,468,610     7,909,633
Distributions from capital gains                                          3,838,754    12,567,929
Net change in unrealized appreciation or depreciation of investments     41,100,571    (9,369,016)
-------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                           50,407,935    11,108,546
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations        $ 46,794,016   $10,281,658
=================================================================================================



See accompanying notes to financial statements.


                                                     RIVERSOURCE ACCOUNT F    9

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        SEGREGATED ASSET SUBACCOUNTS
                                                ---------------------------------------------------------------------------
                                                   AB VPS
                                                 GRO & INC,        RVS VP          RVS VP         RVS VP          RVS VP
YEAR ENDED DEC. 31, 2007                            CL B             BAL          CASH MGMT      DIV BOND       DIV EQ INC
 OPERATIONS
Investment income (loss) -- net                 $    215,147   $   18,448,755   $  3,222,505   $ 13,462,490   $   1,974,105
Net realized gain (loss) on sales of
  investments                                      6,493,906       12,675,101           (399)    (3,641,610)     31,610,736
Distributions from capital gains                   5,181,516       22,804,754             --             --       5,036,584
Net change in unrealized appreciation or
  depreciation of investments                     (7,565,560)     (42,541,570)       (19,965)     4,503,900     (10,703,495)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                        4,325,009       11,387,040      3,202,141     14,324,780      27,917,930
===========================================================================================================================

 CONTRACT TRANSACTIONS
Contract purchase payments                         1,776,995       10,665,099      3,552,240      5,009,363       5,912,478
Net transfers(1)                                    (491,485)     (17,712,025)    43,453,403     20,717,387       3,639,417
Transfers for policy loans                           171,648        1,558,209        169,729        463,847         545,098
Adjustments to net assets allocated to
  contracts in payment period                       (160,887)      (1,960,866)       (75,200)      (685,884)       (380,064)
Contract charges                                     (77,938)        (857,265)       (66,142)      (306,855)       (273,170)
Contract terminations:
    Surrender benefits                           (31,889,607)    (207,829,352)   (35,767,283)   (81,359,785)   (105,900,323)
    Death benefits                                  (606,118)     (11,644,420)      (764,053)    (5,710,257)     (3,714,605)
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions   (31,277,392)    (227,780,620)    10,502,694    (61,872,184)   (100,171,169)
---------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                  116,425,886    1,110,183,834     79,857,082    386,865,342     411,836,081
---------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                       $ 89,473,503   $  893,790,254   $ 93,561,917   $339,317,938   $ 339,582,842
===========================================================================================================================

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year            93,557,073      215,043,268     26,570,760     55,305,129     246,163,840
Contract purchase payments                         1,398,921        2,050,586      1,166,500        716,303       3,365,634
Net transfers(1)                                    (386,106)      (3,427,436)    14,271,616      2,934,578       2,128,307
Transfers for policy loans                           136,257          301,063         55,979         66,479         313,352
Contract charges                                     (61,505)        (165,406)       (21,866)       (43,972)       (155,515)
Contract terminations:
    Surrender benefits                           (25,091,286)     (39,924,155)   (11,750,256)   (11,608,536)    (60,040,714)
    Death benefits                                  (499,857)      (2,280,003)      (251,075)      (827,159)     (2,290,082)
---------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                  69,053,497      171,597,917     30,041,658     46,542,822     189,484,822
===========================================================================================================================



See accompanying notes to financial statements.


 10    RIVERSOURCE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       SEGREGATED ASSET SUBACCOUNTS
                                               ----------------------------------------------------------------------------
                                                  RVS VP         RVS VP          RVS VP         THDL VP          RVS VP
YEAR ENDED DEC. 31, 2007 (CONTINUED)            GLOBAL BOND        GRO       HI YIELD BOND      INTL OPP        LG CAP EQ
 OPERATIONS
Investment income (loss) -- net                $  1,089,506   $      7,191    $  5,535,309   $    (139,883)  $    3,885,039
Net realized gain (loss) on sales of
  investments                                       465,984      2,927,312         670,390      35,490,278       28,764,564
Distributions from capital gains                         --             --              --              --        7,609,723
Net change in unrealized appreciation or
  depreciation of investments                     1,009,949     (1,343,290)     (5,076,424)     23,019,140       (6,953,239)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                       2,565,439      1,591,213       1,129,275      58,369,535       33,306,087
===========================================================================================================================

 CONTRACT TRANSACTIONS
Contract purchase payments                          592,012      1,427,309       1,171,492       7,317,041       17,122,824
Net transfers(1)                                  5,078,642      3,405,756        (741,495)      6,099,569      (56,121,508)
Transfers for policy loans                           36,055        141,412         124,386         934,118        2,747,155
Adjustments to net assets allocated to
  contracts in payment period                       (62,572)        42,369        (267,532)       (634,074)      (3,228,944)
Contract charges                                    (25,360)       (43,521)        (56,544)       (463,072)      (1,321,866)
Contract terminations:
    Surrender benefits                          (11,654,996)   (17,604,839)    (26,549,231)   (125,611,938)    (285,031,582)
    Death benefits                                 (613,187)      (391,727)     (1,148,829)     (4,197,264)     (11,762,579)
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
  transactions                                   (6,649,406)   (13,023,241)    (27,467,753)   (116,555,620)    (337,596,500)
---------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                  44,523,222     65,546,615      98,301,111     551,262,533    1,454,638,615
---------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                      $ 40,439,255   $ 54,114,587    $ 71,962,633   $ 493,076,448   $1,150,348,202
===========================================================================================================================

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year           27,862,818     72,432,862      61,513,271     250,535,793      140,874,270
Contract purchase payments                          367,810      1,535,423         731,860       3,145,203        1,626,200
Net transfers(1)                                  3,125,748      3,630,862        (527,242)      2,556,251       (5,324,365)
Transfers for policy loans                           22,445        156,488          77,568         402,073          261,291
Contract charges                                    (15,756)       (46,833)        (35,447)       (199,124)        (125,893)
Contract terminations:
    Surrender benefits                           (7,245,484)   (18,860,070)    (16,589,575)    (53,919,890)     (27,038,151)
    Death benefits                                 (380,975)      (477,680)       (718,620)     (1,825,082)      (1,129,616)
---------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                 23,736,606     58,371,052      44,451,815     200,695,224      109,143,736
===========================================================================================================================



See accompanying notes to financial statements.


                                                    RIVERSOURCE ACCOUNT F    11

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       SEGREGATED ASSET SUBACCOUNTS
                                                                       ----------------------------
                                                                           RVS VP        WF ADV VT
YEAR ENDED DEC. 31, 2007 (CONTINUED)                                    MID CAP GRO     SM CAP GRO
 OPERATIONS
Investment income (loss) -- net                                        $  (3,613,919)  $   (826,888)
Net realized gain (loss) on sales of investments                           5,468,610      7,909,633
Distributions from capital gains                                           3,838,754     12,567,929
Net change in unrealized appreciation or depreciation of investments      41,100,571     (9,369,016)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations           46,794,016     10,281,658
===================================================================================================

 CONTRACT TRANSACTIONS
Contract purchase payments                                                 6,976,285      1,734,782
Net transfers(1)                                                         (22,332,366)    (1,044,524)
Transfers for policy loans                                                   889,685        146,303
Adjustments to net assets allocated to contracts in payment period          (463,494)       (53,080)
Contract charges                                                            (377,098)       (55,510)
Contract terminations:
    Surrender benefits                                                   (88,895,510)   (24,091,060)
    Death benefits                                                        (2,479,051)      (547,825)
---------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                          (106,681,549)   (23,910,914)
---------------------------------------------------------------------------------------------------
Net assets at beginning of year                                          401,699,336     85,741,521
---------------------------------------------------------------------------------------------------
Net assets at end of year                                              $ 341,811,803   $ 72,112,265
===================================================================================================

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                                   333,466,389     73,231,566
Contract purchase payments                                                 5,372,604      1,362,009
Net transfers(1)                                                         (17,496,525)      (783,849)
Transfers for policy loans                                                   689,056        115,297
Contract charges                                                            (290,250)       (43,472)
Contract terminations:
    Surrender benefits                                                   (68,419,710)   (18,844,701)
    Death benefits                                                        (1,934,246)      (435,564)
---------------------------------------------------------------------------------------------------
Units outstanding at end of year                                         251,387,318     54,601,286
===================================================================================================



  (1) Includes transfer activity from (to) other subaccounts and transfers from
      (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


 12    RIVERSOURCE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        SEGREGATED ASSET SUBACCOUNTS
                                                ----------------------------------------------------------------------------
                                                   AB VPS
                                                 GRO & INC,        RVS VP          RVS VP          RVS VP          RVS VP
YEAR ENDED DEC. 31, 2006                            CL B             BAL          CASH MGMT       DIV BOND       DIV EQ INC
 OPERATIONS
Investment income (loss) -- net                 $    197,708   $   17,225,009   $  2,383,395   $  14,324,629   $   1,564,636
Net realized gain (loss) on sales of
  investments                                      6,407,103       13,559,797              3      (8,227,981)     18,025,692
Distributions from capital gains                   6,554,993       61,559,338             --              --      24,313,629
Net change in unrealized appreciation or
  depreciation of investments                      4,417,487       51,818,128             65       6,718,840      25,416,810
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                       17,577,291      144,162,272      2,383,463      12,815,488      69,320,767
============================================================================================================================

 CONTRACT TRANSACTIONS
Contract purchase payments                         2,259,193       13,645,952      3,406,896       5,608,340       7,602,235
Net transfers(1)                                  (2,632,204)     (50,733,201)    48,010,957       2,768,199      69,733,471
Transfers for policy loans                           231,859        1,610,391        205,614         572,359         467,048
Adjustments to net assets allocated to
  contracts in payout period                        (150,227)      (2,355,348)       (69,364)       (711,960)         17,687
Contract charges                                     (95,370)      (1,044,343)       (62,661)       (373,348)       (293,799)
Contract terminations:
    Surrender benefits                           (43,555,406)    (307,450,276)   (37,731,916)   (118,988,866)   (125,521,843)
    Death benefits                                  (962,110)     (14,290,926)      (833,074)     (6,110,226)     (3,064,549)
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions   (44,904,265)    (360,617,751)    12,926,452    (117,235,502)    (51,059,750)
----------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                  143,752,860    1,326,639,313     64,547,167     491,285,356     393,575,064
----------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                       $116,425,886   $1,110,183,834   $ 79,857,082   $ 386,865,342   $ 411,836,081
============================================================================================================================

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year           134,207,632      291,683,683     22,185,636      72,737,486     279,324,486
Contract purchase payments                         2,036,815        2,901,762      1,160,051         835,618       4,977,511
Net transfers(1)                                  (2,544,889)     (10,951,121)    16,302,969         388,609      45,857,837
Transfers for policy loans                           209,631          343,974         70,275          85,707         308,976
Contract charges                                     (86,123)        (222,961)       (21,550)        (55,868)       (192,553)
Contract terminations:
    Surrender benefits                           (39,359,480)     (65,629,394)   (12,828,249)    (17,763,629)    (82,091,985)
    Death benefits                                  (906,513)      (3,082,675)      (298,372)       (922,794)     (2,020,432)
----------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                  93,557,073      215,043,268     26,570,760      55,305,129     246,163,840
============================================================================================================================



See accompanying notes to financial statements.


                                                    RIVERSOURCE ACCOUNT F    13

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       SEGREGATED ASSET SUBACCOUNTS
                                               ----------------------------------------------------------------------------
                                                  RVS VP         RVS VP          RVS VP         THDL VP          RVS VP
YEAR ENDED DEC. 31, 2006 (CONTINUED)            GLOBAL BOND        GRO       HI YIELD BOND      INTL OPP        LG CAP EQ
 OPERATIONS
Investment income (loss) -- net                $  1,150,036   $    (75,876)   $  7,133,859   $   4,850,437   $    2,535,898
Net realized gain (loss) on sales of
  investments                                       548,950      1,301,176         707,321      24,279,346      (20,564,520)
Distributions from capital gains                         --             --              --              --               --
Net change in unrealized appreciation or
  depreciation of investments                     1,028,710      4,741,695       2,344,853      87,001,797      189,756,557
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                       2,727,696      5,966,995      10,186,033     116,131,580      171,727,935
===========================================================================================================================

 CONTRACT TRANSACTIONS
Contract purchase payments                          817,527      1,724,290       1,603,950       9,173,501       20,402,418
Net transfers(1)                                   (744,159)    15,963,716        (599,474)     20,514,866      453,021,295
Transfers for policy loans                           51,900        127,709         102,819         965,960        2,877,065
Adjustments to net assets allocated to
  contracts in payout period                        (69,559)       (67,462)       (269,323)       (420,995)       9,718,879
Contract charges                                    (31,208)       (47,302)        (72,734)       (522,823)      (1,510,197)
Contract terminations:
    Surrender benefits                          (17,313,162)   (19,941,633)    (43,764,759)   (161,423,030)    (392,565,960)
    Death benefits                                 (563,267)      (350,088)     (1,280,759)     (4,047,848)     (12,174,668)
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
  transactions                                  (17,851,928)    (2,590,770)    (44,280,280)   (135,760,369)      79,768,832
---------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                  59,647,454     62,170,390     132,395,358     570,891,322    1,203,141,848
---------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                      $ 44,523,222   $ 65,546,615    $ 98,301,111   $ 551,262,533   $1,454,638,615
===========================================================================================================================

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year           39,540,800     75,562,352      91,388,427     319,427,080      133,910,995
Contract purchase payments                          535,682      2,061,764       1,084,601       4,662,762        2,187,678
Net transfers(1)                                   (514,183)    19,025,266        (516,503)     10,252,972       48,155,437
Transfers for policy loans                           34,037        154,076          69,954         497,496          310,323
Contract charges                                    (20,452)       (56,531)        (49,225)       (265,746)        (162,370)
Contract terminations:
    Surrender benefits                          (11,343,099)   (23,892,209)    (29,586,074)    (81,937,832)     (42,202,340)
    Death benefits                                 (369,967)      (421,856)       (877,909)     (2,100,939)      (1,325,453)
---------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                 27,862,818     72,432,862      61,513,271     250,535,793      140,874,270
===========================================================================================================================



See accompanying notes to financial statements.


 14    RIVERSOURCE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     SEGREGATED ASSET SUBACCOUNTS
                                                                   -------------------------------
                                                                       RVS VP           WF ADV VT
YEAR ENDED DEC. 31, 2006 (CONTINUED)                                MID CAP GRO        SM CAP GRO
 OPERATIONS
Investment income (loss) -- net                                    $  (2,902,640)     $   (923,281)
Net realized gain (loss) on sales of investments                      (2,176,003)        7,259,825
Distributions from capital gains                                      19,181,481         2,193,234
Net change in unrealized appreciation or depreciation of
  investments                                                        (37,008,252)        9,325,057
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      (22,905,414)       17,854,835
==================================================================================================

 CONTRACT TRANSACTIONS
Contract purchase payments                                             7,953,216         2,173,936
Net transfers(1)                                                     404,566,861         5,342,415
Transfers for policy loans                                               905,744           165,620
Adjustments to net assets allocated to contracts in payout period      3,600,550           (40,785)
Contract charges                                                        (387,329)          (63,281)
Contract terminations:
    Surrender benefits                                              (115,615,477)      (31,656,771)
    Death benefits                                                    (2,622,490)         (622,405)
--------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                       298,401,075       (24,701,271)
--------------------------------------------------------------------------------------------------
Net assets at beginning of year                                      126,203,675        92,587,957
--------------------------------------------------------------------------------------------------
Net assets at end of year                                          $ 401,699,336      $ 85,741,521
==================================================================================================

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                               104,033,151        96,219,676
Contract purchase payments                                             6,787,376         2,029,762
Net transfers(1)                                                     323,281,647         5,014,235
Transfers for policy loans                                               784,711           155,886
Contract charges                                                        (333,576)          (59,393)
Contract terminations:
    Surrender benefits                                               (98,792,980)      (29,528,377)
    Death benefits                                                    (2,293,940)         (600,223)
--------------------------------------------------------------------------------------------------
Units outstanding at end of year                                     333,466,389        73,231,566
==================================================================================================


  (1) Includes transfer activity from (to) other subaccounts and transfer from
      (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


                                                    RIVERSOURCE ACCOUNT F    15

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION
RiverSource Account F (the Account) was established as a segregated asset account of RiverSource Life Insurance Company (RiverSource Life) under Minnesota law and is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act) and exists in accordance with the rules and regulations of the Insurance Division, Department of Commerce of the State of Minnesota.

The Account is used as a funding vehicle for individual variable annuity contracts issued by RiverSource Life. The following is a list of each variable annuity product funded through the Account.

RiverSource(R) Employee Benefit Annuity
RiverSource(R) Flexible Annuity
RiverSource(R) Group Variable Annuity Contract
RiverSource(R) Variable Retirement and Combination Retirement Annuities

The Account is comprised of various subaccounts. Each subaccount invests exclusively in shares of the following funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The name of each Fund and the corresponding subaccount name is provided below.

SUBACCOUNT                         FUND
---------------------------------------------------------------------------------------------
AB VPS Gro & Inc, Cl B             AllianceBernstein VPS Growth and Income Portfolio (Class
                                     B)
RVS VP Bal                         RVST RiverSource(R) Variable Portfolio - Balanced Fund
RVS VP Cash Mgmt                   RVST RiverSource(R) Variable Portfolio - Cash Management
                                     Fund
RVS VP Div Bond                    RVST RiverSource(R) Variable Portfolio - Diversified Bond
                                     Fund
RVS VP Div Eq Inc                  RVST RiverSource(R) Variable Portfolio - Diversified
                                     Equity Income Fund
RVS VP Global Bond                 RVST RiverSource(R) Variable Portfolio - Global Bond Fund
RVS VP Gro                         RVST RiverSource(R) Variable Portfolio - Growth Fund
RVS VP Hi Yield Bond               RVST RiverSource(R) Variable Portfolio - High Yield Bond
                                     Fund
THDL VP Intl Opp                   RVST Threadneedle(R) Variable Portfolio - International
                                     Opportunity Fund
                                     (previously RiverSource(R) Variable
                                     Portfolio - International Opportunity Fund)
RVS VP Lg Cap Eq                   RVST RiverSource(R) Variable Portfolio - Large Cap Equity
                                     Fund
RVS VP Mid Cap Gro                 RVST RiverSource(R) Variable Portfolio - Mid Cap Growth
                                     Fund
WF Adv VT Sm Cap Gro               Wells Fargo Advantage VT Small Cap Growth Fund
---------------------------------------------------------------------------------------------


The assets of each subaccount of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by RiverSource Life.

RiverSource Life serves as issuer of the contract.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
INVESTMENTS IN THE FUNDS
Investments in shares of the Funds are stated at market value which is the net asset value per share as determined by the respective Funds. Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the subaccounts on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the subaccounts' share of the Funds' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

VARIABLE PAYOUT
Net assets allocated to contracts in the payout period are periodically compared to a computation which uses the Annuity 2000 Basic Mortality Table and which assumes future mortality improvement. The assumed investment return is 5% unless the annuitant elects otherwise, in which case the rate would be 3.5%, as regulated by the laws of the respective states. The mortality risk is fully borne by RiverSource Life and may result in additional amounts being transferred into the variable annuity account by RiverSource Life to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

FEDERAL INCOME TAXES
RiverSource Life is taxed as a life insurance company. The Account is treated as part of RiverSource Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the

 16    RIVERSOURCE ACCOUNT F

Account for federal income taxes. RiverSource Life will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

USE OF ESTIMATES
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

3. VARIABLE ACCOUNT EXPENSES
RiverSource Life makes contractual assurances to the Account that possible future adverse changes in administrative expenses and mortality experience of the contract owners and annuitants will not affect the Account. RiverSource Life deducts a daily mortality and expense risk fee equal, on an annual basis, to 1.00% of the average daily net assets of each subaccount.

4. CONTRACT CHARGES
RiverSource Life deducts a contract administrative charge of $20 to $500 per year depending upon the product selected. This charge reimburses RiverSource Life for expenses incurred in establishing and maintaining the annuity records. Certain products may waive this charge based upon the underlying contract value.

5. SURRENDER (WITHDRAWAL) CHARGES
RiverSource Life may use a surrender (withdrawal) charge to help it recover certain expenses related to the sale of the annuity. When applicable, a surrender (withdrawal) charge will apply for a maximum number of years, as depicted in the surrender (withdrawal) charge schedule included in the applicable product's prospectus. Charges by RiverSource Life for surrenders are not identified on an individual segregated asset account basis. Such charges are not treated as a separate expense of the subaccounts. They are ultimately deducted from contract surrender benefits paid by RiverSource Life.

6. RELATED PARTY TRANSACTIONS
Management fees are paid indirectly to RiverSource Investments, LLC, an affiliate of RiverSource Life, in its capacity as investment manager for the following RiverSource Variable Series Trust (RVST) (previously RiverSource(R) Variable Portfolio Funds) funds shown in the table below. The Fund's Investment Management Services Agreement provides for a fee at a percentage of each Fund's average daily net assets that declines annually as each Fund's net assets increase. The annual percentage range for each Fund is as follows:

FUND                                                                        PERCENTAGE RANGE
--------------------------------------------------------------------------------------------
RVST RiverSource(R) Variable Portfolio - Balanced Fund                      0.530% to 0.350%
RVST RiverSource(R) Variable Portfolio - Cash Management Fund               0.330% to 0.150%
RVST RiverSource(R) Variable Portfolio - Diversified Bond Fund              0.480% to 0.290%
RVST RiverSource(R) Variable Portfolio - Diversified Equity Income
  Fund                                                                      0.600% to 0.375%
RVST RiverSource(R) Variable Portfolio - Global Bond Fund                   0.720% to 0.520%
RVST RiverSource(R) Variable Portfolio - Growth Fund                        0.600% to 0.375%
RVST RiverSource(R) Variable Portfolio - High Yield Bond Fund               0.590% to 0.360%
RVST Threadneedle(R) Variable Portfolio - International Opportunity
  Fund                                                                      0.800% to 0.570%
RVST RiverSource(R) Variable Portfolio - Large Cap Equity Fund              0.600% to 0.375%
RVST RiverSource(R) Variable Portfolio - Mid Cap Growth Fund                0.700% to 0.475%
--------------------------------------------------------------------------------------------


For the following Funds the fee may be adjusted upward or downward by a performance incentive adjustment. The adjustment is based on a comparison of the performance of each Fund to an index of similar funds up to a maximum percentage of each Fund's average daily net assets after deducting 0.50% from the performance difference. If the performance difference is less than 0.50%, the adjustment will be zero. The maximum performance incentive adjustment is 0.08% for RVST RiverSource(R) Variable Portfolio - Balanced Fund and is 0.12% for the following Funds:

RVST RiverSource(R) Variable Portfolio - Diversified Equity Income Fund RVST RiverSource(R) Variable Portfolio - Growth Fund
RVST Threadneedle(R) Variable Portfolio - International Opportunity Fund RVST RiverSource(R) Variable Portfolio - Large Cap Equity Fund
RVST RiverSource(R) Variable Portfolio - Mid Cap Growth Fund

The Funds have a Transfer Agency and Servicing Agreement with RiverSource Service Corporation. The fee under this agreement is uniform for all RVST funds at an annual rate of 0.06% of each Fund's average daily net assets.

The Funds have an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, each Fund pays the Distributor a fee at an annual rate of up to 0.125% of each Fund's average daily net assets.


                                                    RIVERSOURCE ACCOUNT F    17

The following RVST funds, as shown in the table below, have an Administrative Services Agreement with Ameriprise Financial, Inc. (Ameriprise Financial). Under this agreement, each Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of each Fund's average daily net assets that declines annually as each Fund's net assets increase. The annual percentage range for each Fund is as follows:

FUND                                                                        PERCENTAGE RANGE
--------------------------------------------------------------------------------------------
RVST RiverSource(R) Variable Portfolio - Balanced Fund                      0.060% to 0.030%
RVST RiverSource(R) Variable Portfolio - Cash Management Fund               0.060% to 0.030%
RVST RiverSource(R) Variable Portfolio - Diversified Bond Fund              0.070% to 0.040%
RVST RiverSource(R) Variable Portfolio - Diversified Equity Income
  Fund                                                                      0.060% to 0.030%
RVST RiverSource(R) Variable Portfolio - Global Bond Fund                   0.080% to 0.050%
RVST RiverSource(R) Variable Portfolio - Growth Fund                        0.060% to 0.030%
RVST RiverSource(R) Variable Portfolio - High Yield Bond Fund               0.070% to 0.040%
RVST Threadneedle(R) Variable Portfolio - International Opportunity
  Fund                                                                      0.080% to 0.050%
RVST RiverSource(R) Variable Portfolio - Large Cap Equity Fund              0.060% to 0.030%
RVST RiverSource(R) Variable Portfolio - Mid Cap Growth Fund                0.060% to 0.030%
--------------------------------------------------------------------------------------------


The RVST funds, as shown in the table above, pay custodian fees to Ameriprise Trust Company, an affiliate of RiverSource Life.

In addition to the fees and expenses which each RVST fund bears directly, each Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and each Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by each Fund will vary.

7. INVESTMENT TRANSACTIONS
The subaccounts' purchases of Funds' shares, including reinvestment of dividend distributions, for the year ended Dec. 31, 2007 were as follows:

SUBACCOUNT                       FUND                                                 PURCHASES
-------------------------------------------------------------------------------------------------
                                 AllianceBernstein VPS Growth and Income Portfolio
AB VPS Gro & Inc, Cl B           (Class B)                                            $ 6,541,952
                                 RVST RiverSource(R) Variable Portfolio - Balanced
RVS VP Bal                       Fund                                                  51,498,108
                                 RVST RiverSource(R) Variable Portfolio - Cash
RVS VP Cash Mgmt                 Management Fund                                       32,243,084
                                 RVST RiverSource(R) Variable
RVS VP Div Bond                  Portfolio - Diversified Bond Fund                     18,947,287
                                 RVST RiverSource(R) Variable
RVS VP Div Eq Inc                Portfolio - Diversified Equity Income Fund            10,889,215
                                 RVST RiverSource(R) Variable Portfolio - Global
RVS VP Global Bond               Bond Fund                                              3,426,538
                                 RVST RiverSource(R) Variable Portfolio - Growth
RVS VP Gro                       Fund                                                   1,430,218
                                 RVST RiverSource(R) Variable Portfolio - High
RVS VP Hi Yield Bond             Yield Bond Fund                                        7,208,296
                                 RVST Threadneedle(R) Variable
THDL VP Intl Opp                 Portfolio - International Opportunity Fund             5,237,480
                                 RVST RiverSource(R) Variable Portfolio - Large Cap
RVS VP Lg Cap Eq                 Equity Fund                                           24,908,564
                                 RVST RiverSource(R) Variable Portfolio - Mid Cap
RVS VP Mid Cap Gro               Growth Fund                                            4,211,929
WF Adv VT Sm Cap Gro             Wells Fargo Advantage VT Small Cap Growth Fund        12,640,714
-------------------------------------------------------------------------------------------------




 18    RIVERSOURCE ACCOUNT F

8. FINANCIAL HIGHLIGHTS
The table below shows certain financial information regarding the Accounts.

                                           AB VPS
                                         GRO & INC,      RVS VP        RVS VP        RVS VP        RVS VP        RVS VP
                                            CL B           BAL        CASH MGMT     DIV BOND     DIV EQ INC    GLOBAL BOND
                                        ----------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
At Dec. 31, 2003                          $   0.93     $     4.02     $   2.85      $   6.38      $   1.06       $  1.46
At Dec. 31, 2004                          $   1.02     $     4.37     $   2.84      $   6.61      $   1.25       $  1.59
At Dec. 31, 2005                          $   1.06     $     4.49     $   2.89      $   6.68      $   1.40       $  1.49
At Dec. 31, 2006                          $   1.23     $     5.09     $   2.99      $   6.90      $   1.66       $  1.58
At Dec. 31, 2007                          $   1.28     $     5.12     $   3.10      $   7.19      $   1.78       $  1.68
--------------------------------------------------------------------------------------------------------------------------
UNITS (000S)
At Dec. 31, 2003                           130,895        452,913       46,633       116,954       152,402        46,753
At Dec. 31, 2004                           144,601        372,907       29,769        91,275       227,859        43,302
At Dec. 31, 2005                           134,208        291,684       22,186        72,737       279,324        39,541
At Dec. 31, 2006                            93,557        215,043       26,571        55,305       246,164        27,863
At Dec. 31, 2007                            69,053        171,598       30,042        46,543       189,485        23,737
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (000S)
At Dec. 31, 2003                          $122,711     $1,841,086     $133,374      $753,788      $163,090       $68,697
At Dec. 31, 2004                          $149,325     $1,646,150     $ 85,165      $609,381      $285,566       $69,294
At Dec. 31, 2005                          $143,753     $1,326,639     $ 64,547      $491,285      $393,575       $59,647
At Dec. 31, 2006                          $116,426     $1,110,184     $ 79,857      $386,865      $411,836       $44,523
At Dec. 31, 2007                          $ 89,474     $  893,790     $ 93,562      $339,318      $339,583       $40,439
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME RATIO(1)
For the year ended Dec. 31, 2003              0.83%          2.25%        0.52%         3.61%         1.63%         7.21%
For the year ended Dec. 31, 2004              0.73%          2.26%        0.71%         3.81%         1.64%         4.09%
For the year ended Dec. 31, 2005              1.29%          2.56%        2.53%         3.71%         1.59%         4.16%
For the year ended Dec. 31, 2006              1.17%          2.45%        4.41%         4.35%         1.39%         3.26%
For the year ended Dec. 31, 2007              1.21%          2.82%        4.73%         4.75%         1.52%         3.63%
--------------------------------------------------------------------------------------------------------------------------
EXPENSE RATIO(2)
For the year ended Dec. 31, 2003              1.00%          1.00%        1.00%         1.00%         1.00%         1.00%
For the year ended Dec. 31, 2004              1.00%          1.00%        1.00%         1.00%         1.00%         1.00%
For the year ended Dec. 31, 2005              1.00%          1.00%        1.00%         1.00%         1.00%         1.00%
For the year ended Dec. 31, 2006              1.00%          1.00%        1.00%         1.00%         1.00%         1.00%
For the year ended Dec. 31, 2007              1.00%          1.00%        1.00%         1.00%         1.00%         1.00%
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)
For the year ended Dec. 31, 2003             30.99%         18.93%       (0.70%)        3.40%        39.47%        12.31%
For the year ended Dec. 31, 2004             10.11%          8.51%       (0.26%)        3.45%        17.03%         8.93%
For the year ended Dec. 31, 2005              3.56%          2.89%        1.59%         1.11%        12.38%        (5.94%)
For the year ended Dec. 31, 2006             15.82%         13.25%        3.45%         3.38%        18.56%         5.67%
For the year ended Dec. 31, 2007              3.81%          0.72%        3.78%         4.14%         6.94%         6.57%
--------------------------------------------------------------------------------------------------------------------------





                                                    RIVERSOURCE ACCOUNT F    19

                                                         RVS VP
                                           RVS VP       HI YIELD       THDL VP       RVS VP        RVS VP       WF ADV VT
                                             GRO          BOND        INTL OPP      LG CAP EQ    MID CAP GRO   SM CAP GRO
                                        ----------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
At Dec. 31, 2003                           $  0.71      $   1.26      $   1.35     $     8.09     $   1.02      $   0.81
At Dec. 31, 2004                           $  0.76      $   1.39      $   1.57     $     8.48     $   1.10      $   0.91
At Dec. 31, 2005                           $  0.81      $   1.43      $   1.77     $     8.91     $   1.20      $   0.96
At Dec. 31, 2006                           $  0.90      $   1.57      $   2.18     $    10.17     $   1.19      $   1.17
At Dec. 31, 2007                           $  0.91      $   1.58      $   2.43     $    10.36     $   1.34      $   1.31
--------------------------------------------------------------------------------------------------------------------------
UNITS (000S)
At Dec. 31, 2003                            35,326       137,684       415,319        209,699      110,323        97,223
At Dec. 31, 2004                            33,315       121,607       371,979        174,870      121,270       114,500
At Dec. 31, 2005                            75,562        91,388       319,427        133,911      104,033        96,220
At Dec. 31, 2006                            72,433        61,513       250,536        140,874      333,466        73,232
At Dec. 31, 2007                            58,371        44,452       200,695        109,144      251,387        54,601
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (000S)
At Dec. 31, 2003                           $24,985      $174,936      $566,299     $1,707,666     $113,269      $ 78,906
At Dec. 31, 2004                           $25,467      $170,502      $589,469     $1,493,401     $134,813      $104,646
At Dec. 31, 2005                           $62,170      $132,395      $570,891     $1,203,142     $126,204      $ 92,588
At Dec. 31, 2006                           $65,547      $ 98,301      $551,263     $1,454,639     $401,699      $ 85,742
At Dec. 31, 2007                           $54,115      $ 71,963      $493,076     $1,150,348     $341,812      $ 72,112
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME RATIO(1)
For the year ended Dec. 31, 2003              0.21%         7.71%         0.91%          0.63%          --            --
For the year ended Dec. 31, 2004              0.32%         7.02%         1.10%          0.89%          --            --
For the year ended Dec. 31, 2005              0.40%         6.47%         1.39%          1.10%          --            --
For the year ended Dec. 31, 2006              0.89%         7.37%         1.87%          1.18%        0.24%           --
For the year ended Dec. 31, 2007              1.02%         7.39%         0.99%          1.30%        0.06%           --
--------------------------------------------------------------------------------------------------------------------------
EXPENSE RATIO(2)
For the year ended Dec. 31, 2003              1.00%         1.00%         1.00%          1.00%        1.00%         1.00%
For the year ended Dec. 31, 2004              1.00%         1.00%         1.00%          1.00%        1.00%         1.00%
For the year ended Dec. 31, 2005              1.00%         1.00%         1.00%          1.00%        1.00%         1.00%
For the year ended Dec. 31, 2006              1.00%         1.00%         1.00%          1.00%        1.00%         1.00%
For the year ended Dec. 31, 2007              1.00%         1.00%         1.00%          1.00%        1.00%         1.00%
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)
For the year ended Dec. 31, 2003             20.34%        24.75%        26.17%         28.01%       21.43%        42.11%
For the year ended Dec. 31, 2004              7.35%        10.29%        16.24%          4.83%        8.02%        12.64%
For the year ended Dec. 31, 2005              7.53%         2.99%        12.73%          5.12%        9.03%         5.19%
For the year ended Dec. 31, 2006              9.98%         9.72%        22.94%         14.14%       (1.06%)       21.54%
For the year ended Dec. 31, 2007              2.04%         0.84%        11.55%          1.90%       12.60%        12.67%
--------------------------------------------------------------------------------------------------------------------------


  (1) These amounts represent the dividends, excluding distributions of capital gains, received by the Account from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the Account is affected by the timing of the declaration of dividends by the underlying fund in which the Accounts invest. These ratios are annualized for periods less than one year.
  (2) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
  (3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.


 20    RIVERSOURCE ACCOUNT F

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS
RIVERSOURCE LIFE INSURANCE COMPANY

We have audited the accompanying consolidated balance sheets of RiverSource Life Insurance Company, (a wholly owned subsidiary of Ameriprise Financial, Inc.) (the Company) as of December 31, 2007 and 2006, and the related consolidated statements of income, shareholder's equity, and cash flows for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of RiverSource Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of RiverSource Life Insurance Company at December 31, 2007 and 2006, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2007, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 3 to the consolidated financial statements, in 2007 the Company adopted Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109, and American Institute of Certified Public Accountants Statement of Position 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modification or Exchanges of Insurance Contracts.

                                             /s/ Ernst & Young LLP

Minneapolis, Minnesota

February 27, 2008



RiverSource Life Insurance Company

--------------------------------------------------------------------------------

CONSOLIDATED BALANCE SHEETS
(IN MILLIONS, EXCEPT SHARE AMOUNTS)


DECEMBER 31,                                                               2007          2006

ASSETS
Investments:
Available-for-Sale:
  Fixed maturities, at fair value (amortized cost: 2007, $21,020;
  2006, $25,289)                                                          $20,792       $24,995
  Common and preferred stocks, at fair value (cost: 2007 and 2006,
  $30)                                                                         29            31
Commercial mortgage loans, at cost (less allowance for loan losses:
2007, $16; 2006, $37)                                                       2,892         2,790
Policy loans                                                                  697           650
Trading securities and other investments                                       67           241
-------------------------------------------------------------------------------------------------
    Total investments                                                      24,477        28,707

Cash and cash equivalents                                                     973           160
Reinsurance recoverables                                                    1,290         1,137
Amounts due from brokers                                                      123             7
Other accounts receivable                                                     118            90
Accrued investment income                                                     252           301
Deferred acquisition costs                                                  4,429         4,411
Deferred sales inducement costs                                               511           452
Other assets                                                                  539           320
Separate account assets                                                    58,070        49,287
-------------------------------------------------------------------------------------------------
    Total assets                                                          $90,782       $84,872
=================================================================================================


LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
Future policy benefits                                                    $26,977       $29,561
Policy claims and other policyholders' funds                                   91            89
Amounts due to brokers                                                        361           132
Deferred income taxes, net                                                    133            90
Other liabilities                                                             430           443
Separate account liabilities                                               58,070        49,287
-------------------------------------------------------------------------------------------------
    Total liabilities                                                      86,062        79,602
-------------------------------------------------------------------------------------------------

Shareholder's equity:
Common stock, $30 par value; 100,000 shares authorized, issued and
outstanding                                                                     3             3
Additional paid-in capital                                                  2,031         2,021
Retained earnings                                                           2,842         3,455
Accumulated other comprehensive loss, net of tax:
  Net unrealized securities losses                                           (116)         (168)
  Net unrealized derivative losses                                            (40)          (41)
-------------------------------------------------------------------------------------------------
Total accumulated other comprehensive loss                                   (156)         (209)
-------------------------------------------------------------------------------------------------
    Total shareholder's equity                                              4,720         5,270
-------------------------------------------------------------------------------------------------
    Total liabilities and shareholder's equity                            $90,782       $84,872
=================================================================================================



See Notes to Consolidated Financial Statements.



RiverSource Life Insurance Company

--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF INCOME
(IN MILLIONS)


YEARS ENDED DECEMBER 31,                                           2007          2006          2005

REVENUES
Premiums                                                          $  485        $  533        $  521
Net investment income                                              1,555         1,657         1,786
Policy and contract charges                                        1,217         1,045           898
Other revenue                                                        255           189           127
Net realized investment gain                                          61            51            48
-------------------------------------------------------------------------------------------------------
    Total revenues                                                 3,573         3,475         3,380
-------------------------------------------------------------------------------------------------------


BENEFITS AND EXPENSES
Benefits, claims, losses and settlement expenses                     855           705           697
Interest credited to fixed accounts                                  850           968         1,020
Amortization of deferred acquisition costs                           470           356           316
Separation costs                                                      97           131           121
Other insurance and operating expenses                               781           637           585
-------------------------------------------------------------------------------------------------------
    Total benefits and expenses                                    3,053         2,797         2,739
-------------------------------------------------------------------------------------------------------
Pretax income                                                        520           678           641
Income tax provision                                                  99           192           182
-------------------------------------------------------------------------------------------------------
    Net income                                                    $  421        $  486        $  459
=======================================================================================================



See Notes to Consolidated Financial Statements.



RiverSource Life Insurance Company

--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN MILLIONS)


YEARS ENDED DECEMBER 31,                                           2007          2006          2005

CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                        $   421       $   486       $   459
Adjustments to reconcile net income to net cash provided by
operating activities:
  Amortization of deferred acquisition costs and deferred
  sales inducement costs                                              523           404           356
  Capitalization of deferred acquisition costs and deferred
  sales inducement costs                                             (828)         (813)         (727)
  Amortization of premium, net                                         70            75            83
  Deferred income taxes                                                83           123           122
  Contractholder and policyholder charges, non-cash                  (206)         (220)         (232)
  Net realized investment gains                                       (61)          (51)          (48)
  Net realized gain on trading securities and equity method
  investments in hedge funds                                           (1)          (16)          (24)
Change in operating assets and liabilities:
  Trading securities and equity method investments in hedge
  funds, net                                                          124           297           247
  Future policy benefits for traditional life, disability
  income and long term care insurance                                 275           274           230
  Policy claims and other policyholders' funds                          2             3            19
  Reinsurance recoverables                                           (153)         (154)         (106)
  Other accounts receivable                                           (28)          (27)          (11)
  Accrued investment income                                            49            21            23
  Other assets and liabilities, net                                   (32)         (104)          (31)
-------------------------------------------------------------------------------------------------------
NET CASH PROVIDED BY OPERATING ACTIVITIES                             238           298           360
-------------------------------------------------------------------------------------------------------


CASH FLOWS FROM INVESTING ACTIVITIES
Available-for-Sale securities:
  Proceeds from sales                                               3,020         1,897         3,124
  Maturities, sinking fund payments and calls                       1,908         2,014         2,242
  Purchases                                                          (687)       (1,433)       (5,780)
Other investments, excluding policy loans:
  Proceeds from sales, maturities, sinking fund payments and
  calls                                                               473           519           653
  Purchases                                                          (504)         (441)         (543)
Change in policy loans, net                                           (47)          (36)          (17)
Change in amounts due to and from brokers, net                        113            97          (128)
Change in restricted cash                                              --            --           536
-------------------------------------------------------------------------------------------------------
NET CASH PROVIDED BY INVESTING ACTIVITIES                           4,276         2,617            87
-------------------------------------------------------------------------------------------------------


CASH FLOWS FROM FINANCING ACTIVITIES
Activity related to investment contracts and universal life-
type insurance:
  Considerations received                                           1,093         1,267         1,532
  Net transfers to separate accounts                                  (50)         (307)          (13)
  Surrenders and other benefits                                    (3,838)       (3,688)       (2,126)
Other                                                                  (8)           --            --
Tax adjustment of share-based incentive employee compensation
plan                                                                    2             1            --
Capital contribution from Ameriprise Financial, Inc.                   --            --           650
Cash dividend to Ameriprise Financial, Inc.                          (900)         (300)         (380)
-------------------------------------------------------------------------------------------------------
NET CASH USED IN FINANCING ACTIVITIES                              (3,701)       (3,027)         (337)
-------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                  813          (112)          110
Cash and cash equivalents at beginning of year                        160           272           162
-------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS AT END OF YEAR                          $   973       $   160       $   272
=======================================================================================================

Supplemental disclosures:
  Income taxes paid (received), net                               $    (4)      $    64       $    96
  Interest paid on borrowings                                          --             1            --


See Notes to Consolidated Financial Statements.



RiverSource Life Insurance Company

--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY
THREE YEARS ENDED DECEMBER 31, 2007
(IN MILLIONS)

                                                                                          ACCUMULATED
                                                             ADDITIONAL                      OTHER
                                                 COMMON        PAID-IN      RETAINED     COMPREHENSIVE
                                                  STOCK        CAPITAL      EARNINGS     INCOME/(LOSS)       TOTAL
---------------------------------------------------------------------------------------------------------------------
BALANCES AT DECEMBER 31, 2004                      $ 3         $1,370        $3,190          $ 341          $4,904
Other comprehensive loss:
  Net income                                        --             --           459             --             459
  Change in unrealized holding losses on
     securities, net                                --             --            --           (461)           (461)
  Change in unrealized derivative losses,
     net                                            --             --            --            (11)            (11)
                                                                                                         ------------
Total other comprehensive loss                      --             --            --             --             (13)
Capital contribution from Ameriprise
Financial, Inc.                                     --            650            --             --             650
Cash dividend to Ameriprise Financial, Inc.         --             --          (380)            --            (380)
---------------------------------------------------------------------------------------------------------------------

BALANCES AT DECEMBER 31, 2005                      $ 3         $2,020        $3,269          $(131)         $5,161
Other comprehensive income:
  Net income                                        --             --           486             --             486
  Change in unrealized holding losses on
     securities, net                                --             --            --            (77)            (77)
  Change in unrealized derivative losses,
     net                                            --             --            --             (1)             (1)
                                                                                                         ------------
Total other comprehensive income                    --             --            --             --             408
Tax adjustment of share-based incentive
employee compensation plan                          --              1            --             --               1
Cash dividend to Ameriprise Financial, Inc.         --             --          (300)            --            (300)
---------------------------------------------------------------------------------------------------------------------

BALANCES AT DECEMBER 31, 2006                      $ 3         $2,021        $3,455          $(209)         $5,270
Change in accounting principles                     --             --          (134)            --            (134)
Other comprehensive income:
  Net income                                        --             --           421             --             421
  Change in unrealized holding losses on
     securities, net                                --             --            --             52              52
  Change in unrealized derivative losses,
     net                                            --             --            --              1               1
                                                                                                         ------------
Total other comprehensive income                    --             --            --             --             474
Cash dividends to Ameriprise Financial,
Inc.                                                --             --          (900)            --            (900)
Non-cash capital contribution from
Ameriprise Financial, Inc.                          --              8            --             --               8
Tax adjustment of share-based incentive
employee compensation plan                          --              2            --             --               2
---------------------------------------------------------------------------------------------------------------------
BALANCES AT DECEMBER 31, 2007                      $ 3         $2,031        $2,842          $(156)         $4,720
=====================================================================================================================




See Notes to Consolidated Financial Statements.



RiverSource Life Insurance Company

--------------------------------------------------------------------------------

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF BUSINESS AND BASIS OF PRESENTATION

Nature of Business
RiverSource Life Insurance Company is a stock life insurance company with one wholly owned operating subsidiary, RiverSource Life Insurance Co. of New York ("RiverSource Life of NY"). RiverSource Life Insurance Company is a wholly owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial").

- RiverSource Life Insurance Company is domiciled in Minnesota and holds Certificates of Authority in American Samoa, the District of Columbia and all states except New York. RiverSource Life Insurance Company issues insurance and annuity products.

- RiverSource Life of NY is a stock life insurance company domiciled in New York, which holds Certificates of Authority in New York, North Dakota and Delaware. RiverSource Life of NY issues insurance and annuity products.

RiverSource Life Insurance Company and its subsidiary are referred to collectively in these notes as "RiverSource Life".

Ameriprise Financial was formerly a wholly owned subsidiary of American Express Company ("American Express"). On February 1, 2005, the American Express Board of Directors announced its intention to pursue the disposition of 100% of its shareholdings in Ameriprise Financial (the "Separation") through a tax-free distribution to American Express shareholders. Effective as of the close of business on September 30, 2005, American Express completed the Separation and the distribution of Ameriprise Financial common shares to American Express shareholders (the "Distribution"). In connection with the Distribution, Ameriprise Financial entered into certain agreements with American Express to effect the Separation and to define the responsibility for obligations arising before and after the date of the Distribution, including, among others, obligations relating to transition services, taxes, and employees. RiverSource Life was allocated certain expenses incurred as a result of Ameriprise Financial becoming an independent company. The separation from American Express is now complete.

RiverSource Life's principal products are variable deferred annuities and variable universal life insurance which are issued primarily to individuals. It also offers fixed annuities where assets accumulate until the contract is surrendered, the contractholder (or in some contracts, the annuitant) dies, or the contractholder or annuitant begins receiving benefits under an annuity payout option. It also offers immediate annuities in which payments begin within one year of issue and continue for life or for a fixed period of time. RiverSource Life's fixed deferred annuities guarantee a relatively low annual interest rate during the accumulation period (the time before annuity payments begin). However, RiverSource Life has the option of paying a higher rate set at its discretion. In addition, persons owning one type of annuity may have their interest calculated based on an increase in a broad-based stock market index. RiverSource Life issues both variable and fixed universal life insurance, traditional life insurance including whole life and term life and disability income ("DI") insurance. Universal life insurance is a form of permanent life insurance characterized by its flexible premiums, its flexible death benefit amounts and its unbundling of the pricing factors (i.e., mortality, interest and expenses). Traditional life insurance refers to whole and term life insurance policies that pay a specified sum to a beneficiary upon death of the insured for a fixed premium. Variable universal life insurance combines the premium and death benefit flexibility of universal life with underlying fund investment flexibility and the risks associated therewith. Waiver of premium and accidental death benefit riders are generally available with these life insurance products.

Under RiverSource Life's variable life insurance and variable annuity products described above, the purchaser may choose among investment options that include RiverSource Life's "general account" as well as from a variety of portfolios including common stocks, bonds, managed assets and/or short-term securities.

Basis of Presentation
The accompanying Consolidated Financial Statements include the accounts of RiverSource Life Insurance Company and its wholly owned subsidiary, RiverSource Life of NY. All significant intercompany accounts and transactions have been eliminated in consolidation.

RECLASSIFICATIONS
The accompanying Consolidated Financial Statements are prepared in accordance with U.S. generally accepted accounting principles ("U.S. GAAP") which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities as described in Note 11. Certain reclassifications of prior period amounts have been made to conform to the current presentation, including new income statement captions which are described in Note. 2. These reclassifications were made to enhance transparency and to better align the financial statement line captions with the key drivers of the business.



RiverSource Life Insurance Company

--------------------------------------------------------------------------------

RiverSource Life did not change its revenue and expense recognition policies and the reclassifications did not result in any changes to consolidated net income or shareholder's equity. The following is a summary of the reclassifications made:

INCOME STATEMENT RECLASSIFICATIONS
- RiverSource Life reclassified the portion of 12b-1 fees identified as service fees on proprietary funds and marketing support type payments received from non-proprietary fund families for variable annuity and variable universal life products from other revenue to policy and contract charges to better align with industry standards.

- RiverSource Life reclassified premiums related to immediate annuities with life contingencies from interest credited to fixed accounts to premiums.

- RiverSource Life reclassified reinsurance premiums paid for universal life and variable universal life products from benefits, claims, losses and settlement expenses to policy and contract charges, where cost of insurance fees are reported.

- RiverSource Life reclassified benefit expenses related to immediate annuities with life contingencies from interest credited to fixed accounts to benefits, claims, losses and settlement expenses.

- RiverSource Life reclassified mortality and expense risk fees to policy and contract charges.

- RiverSource Life reclassified additional investment-related expenses from other insurance and operating expenses to net investment income.

The following tables show the impact of the new captions and the reclassifications made to RiverSource Life's previously reported Consolidated Statements of Income.

(IN MILLIONS)                                               DECEMBER 31, 2006           DECEMBER 31, 2005
-------------------------------------------------------------------------------------------------------------
                                                        PREVIOUSLY                  PREVIOUSLY
                                                         REPORTED    RECLASSIFIED    REPORTED    RECLASSIFIED
-------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                  $  394        $  533        $  370        $  521
Net investment income                                      1,661         1,657         1,789         1,786
Policy and contract charges                                  637         1,045           577           898
Other revenue                                                636           189           489           127
Net realized investment gain                                  51            51            48            48
-------------------------------------------------------------------------------------------------------------
  Total revenues                                           3,379         3,475         3,273         3,380
=============================================================================================================

BENEFITS AND EXPENSES
Benefits, claims, losses and settlement expenses             521           705           496           697
Interest credited to fixed accounts                        1,052           968         1,111         1,020
Amortization of deferred acquisition costs                   356           356           316           316
Separation costs                                             131           131           121           121
Other insurance and operating expenses                       641           637           588           585
-------------------------------------------------------------------------------------------------------------
  Total benefits and expenses                              2,701         2,797         2,632         2,739
=============================================================================================================

Pretax income                                                678           678           641           641
Income tax provision                                         192           192           182           182
-------------------------------------------------------------------------------------------------------------
NET INCOME                                                $  486        $  486        $  459        $  459
=============================================================================================================



STATEMENT OF CASH FLOWS RECLASSIFICATIONS
RiverSource Life has reclassified certain prior year balances in the Consolidated Statements of Cash Flows.

- RiverSource Life previously classified transfers to and from the fixed account option within its variable annuity product as an operating activity in its Consolidated Statements of Cash Flows. RiverSource Life has reclassified these transfers as a financing activity in accordance with Statement of Financial Accounting Standards ("SFAS") No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments".

- RiverSource Life previously classified the net change in annuity policy loans as an operating activity and the net change in universal life policy loans as a financing activity. RiverSource Life has reclassified the net change in policy loans as an investing activity in accordance with the AICPA Audit and Accounting Guide: Life and Health Insurance Entities.



RiverSource Life Insurance Company

--------------------------------------------------------------------------------

The effect of these reclassifications on prior year net cash flows related to operating, investing and financing activities is summarized below.

(IN MILLIONS)                                                           YEARS ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------
                                                                           2006          2005
-------------------------------------------------------------------------------------------------
Net cash provided by operating activities, previous presentation          $   116        $ 437
Reclassification for annuity transfers                                        184          (68)
Reclassification for policy loans                                               4            3
Other reclassifications                                                        (6)         (12)
-------------------------------------------------------------------------------------------------
Net cash provided by operating activities, adjusted for these
reclassifications                                                         $   298        $ 360
=================================================================================================

Net cash provided by investing activities, previous presentation          $ 2,654        $ 104
Reclassification for policy loans                                             (36)         (17)
Other reclassifications                                                        (1)          --
-------------------------------------------------------------------------------------------------
Net cash provided by investing activities, adjusted for these
reclassifications                                                         $ 2,617        $  87
=================================================================================================

Net cash used in financing activities, previous presentation              $(2,882)       $(431)
Reclassification for annuity transfers                                       (184)          68
Reclassification for policy loans                                              32           14
Other reclassifications                                                         7           12
-------------------------------------------------------------------------------------------------
Net cash used in financing activities, adjusted for these
reclassifications                                                         $(3,027)       $(337)
=================================================================================================



2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION
RiverSource Life consolidates all entities in which it holds a greater than 50% voting interest or when certain conditions are met for variable interest entities ("VIEs") and immaterial seed money investments in separate accounts, which are accounted for as trading securities. Entities in which RiverSource Life holds a greater than 20% but less than 50% voting interest are accounted for under the equity method. Additionally, other investments in hedge funds in which RiverSource Life holds an interest that is less than 50% are accounted for under the equity method. All other investments are accounted for under the cost method where RiverSource Life owns less than a 20% voting interest and does not exercise significant influence, or as Available-for-Sale securities, as applicable.

RiverSource Life also consolidates all VIEs for which it is considered to be the primary beneficiary. The determination as to whether an entity is a VIE is based on the amount and characteristics of the entity's equity. The determination as to whether RiverSource Life is considered to be the primary beneficiary is based on whether RiverSource Life will absorb a majority of the VIE's expected losses, receive a majority of the VIE's expected residual return, or both. RiverSource Life liquidated its interest in all consolidated VIEs during 2005. There were no consolidated VIEs as of December 31, 2007 and 2006.

Qualifying Special Purpose Entities ("QSPEs") are not consolidated. Such QSPEs included a securitization trust containing a majority of RiverSource Life's rated collateralized debt obligations ("CDOs") for which RiverSource Life sold all of its retained interests in 2005.

AMOUNTS BASED ON ESTIMATES AND ASSUMPTIONS
Accounting estimates are an integral part of the Consolidated Financial Statements. In part, they are based upon assumptions concerning future events. Among the more significant are those that relate to investment securities valuation and recognition of other-than-temporary impairments, valuation of deferred acquisition costs ("DAC") and the corresponding recognition of DAC amortization, derivative financial instruments and hedging activities, income taxes and the recognition of deferred tax assets and liabilities. These accounting estimates reflect the best judgment of management and actual results could differ.

BALANCE SHEET

INVESTMENTS
Investments consist of the following:

Available-for-Sale Securities
Available-for-Sale securities are carried at fair value with unrealized gains (losses) recorded in accumulated other comprehensive income (loss), net of income tax provision (benefit) and net of adjustments in other asset and liability balances, such as DAC, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet date. Gains and losses are recognized in consolidated results of operations upon disposition of the securities. In addition, losses are also recognized when management determines that a decline in value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for debt



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securities include issuer downgrade, default or bankruptcy. RiverSource Life also considers the extent to which cost exceeds fair value, the duration of that difference and management's judgment about the issuer's current and prospective financial condition, as well as its ability and intent to hold until recovery. Other-than-temporary impairment charges are recorded in net realized gains (losses) on investments within the Consolidated Statements of Income. Fair value is generally obtained from third party pricing sources.

Commercial Mortgage Loans, Net
Commercial mortgage loans, net, reflect principal amounts outstanding less the allowance for loan losses. The allowance for loan losses is measured as the excess of the loan's recorded investment over the present value of its expected principal and interest payments discounted at the loan's effective interest rate, or the fair value of collateral. Additionally, the level of the allowance for loan losses considers other factors, including historical experience, economic conditions and geographic concentrations. Management regularly evaluates the adequacy of the allowance for loan losses and believes it is adequate to absorb estimated losses in the portfolio.

RiverSource Life generally stops accruing interest on commercial mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

Policy Loans
Policy loans include life insurance policy and annuity loans. These loans are carried at the aggregate of the unpaid loan balances, which do not exceed the cash surrender values of underlying products, plus accrued interest.

Trading Securities and Other Investments
Included in trading securities and other investments are separate account and mutual fund seed money, equity method investments in hedge funds and syndicated loans. Separate account and mutual fund seed money is carried at fair value with changes in value recognized within net investment income. The carrying value of equity method investments in hedge funds reflects RiverSource Life's original investment and its share of earnings or losses of the hedge funds subsequent to the date of investment and approximates fair value. Syndicated loans reflect amortized cost less allowance for losses.

CASH AND CASH EQUIVALENTS
Cash equivalents include highly liquid investments with original maturities of 90 days or less.

REINSURANCE
RiverSource Life reinsures a portion of the risks associated with its life, DI and long term care ("LTC") insurance products through reinsurance agreements with unaffiliated reinsurance companies. Reinsurance is used in order to limit losses, reduce exposure to large risks and provide additional capacity for future growth. To manage exposure to losses from reinsurer insolvencies, the financial condition of reinsurers is evaluated prior to entering into new reinsurance treaties and on a periodic basis during the terms of the treaties. RiverSource Life remains primarily liable as the direct insurer on all risks reinsured.

Generally, RiverSource Life reinsures 90% of the death benefit liability related to individual fixed and variable universal life and term life insurance products. RiverSource Life began reinsuring risks at this level beginning in 2001 for term life insurance and 2002 for variable and universal life insurance. Policies issued prior to these dates are not subject to the same reinsurance levels. Generally, the maximum amount of life insurance risk retained by RiverSource Life is $750,000 on any policy insuring a single life and $1.5 million on any flexible premium survivorship variable life policy. For existing LTC policies, except those sold by RiverSource Life of NY prior to 1996, RiverSource Life retained 50% of the risk and ceded on a coinsurance basis the remaining 50% of the risk to affiliates of Genworth Financial, Inc. ("Genworth"). Reinsurance recoverable from Genworth related to RiverSource Life's LTC liabilities was $1.0 billion at December 31, 2007, while amounts recoverable from each other reinsurer were much smaller. Risk on variable life and universal life policies is reinsured on a yearly renewable term basis. Risk on most term life policies starting in 2001 is reinsured on a coinsurance basis.

Generally, RiverSource Life retains at most $5,000 per month of risk per life on DI policy forms introduced in October 2007 in most states and reinsures the remainder of the risk on a coinsurance basis with unaffiliated reinsurance companies. RiverSource Life retains all risk on DI contracts sold on other policy forms. RiverSource Life also retains all risk of accidental death benefit claims and substantially all risk associated with waiver of premium provisions.

DEFERRED ACQUISITION COSTS
DAC represent the costs of acquiring new business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity and insurance products. These costs are deferred to the extent they are recoverable from future profits or premiums. The DAC associated with insurance or annuity contracts that are



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significantly modified or internally replaced with another contract are accounted for as contract terminations. These transactions are anticipated in establishing amortization periods and other valuation assumptions.

DEFERRED SALES INDUCEMENT COSTS
Deferred sales inducement costs ("DSIC") consist of bonus interest credits and premium credits added to certain annuity contract and insurance policy values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC.

DERIVATIVE FINANCIAL INSTRUMENTS AND HEDGING ACTIVITIES
Derivative financial instruments are recorded at fair value. The fair value of RiverSource Life's derivative financial instruments is determined using either market quotes or valuation models that are based upon the net present value of estimated future cash flows and incorporate current market observable inputs to the extent available. In certain instances, the fair value includes structuring costs incurred at the inception of the transaction. The accounting for changes in the fair value of a derivative financial instrument depends on its intended use and the resulting hedge designation, if any. RiverSource Life primarily uses derivatives as economic hedges that are not designated as accounting hedges or do not qualify for hedge accounting treatment. RiverSource Life occasionally designates derivatives as (1) hedges of changes in the fair value of assets, liabilities, or firm commitments ("fair value hedges") or (2) hedges of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedges").

For derivative financial instruments that do not qualify for hedge accounting or are not designated as hedges, changes in fair value are recognized in current period earnings, generally as a component of net investment income.

For derivative financial instruments that qualify as fair value hedges, changes in the fair value of the derivatives, as well as of the corresponding hedged assets, liabilities or firm commitments, are recognized in current earnings. If a fair value hedge designation is removed or the hedge is terminated prior to maturity, previous adjustments to the carrying value of the hedged item are recognized into earnings over the remaining life of the hedged item.

For derivative financial instruments that qualify as cash flow hedges, the effective portions of the gain or loss on the derivative instruments are reported in accumulated other comprehensive income (loss) and reclassified into earnings when the hedged item or transaction impacts earnings. The amount that is reclassified into earnings is presented in the Consolidated Statements of Income with the hedged instrument or transaction impact. Any ineffective portion of the gain or loss is reported currently in earnings as a component of net investment income. If a hedge designation is removed or a hedge is terminated prior to maturity, the amount previously recorded in accumulated other comprehensive income (loss) may be recognized into earnings over the period that the hedged item impacts earnings. For any hedge relationships that are discontinued because the forecasted transaction is not expected to occur according to the original strategy, any related amounts previously recorded in accumulated other comprehensive income (loss) are recognized in earnings immediately.

Derivative financial instruments that are entered into for hedging purposes are designated as such at the time RiverSource Life enters into the contract. For all derivative financial instruments that are designated for hedging activities, RiverSource Life formally documents all of the hedging relationships between the hedge instruments and the hedged items at the inception of the relationships. Management also formally documents its risk management objectives and strategies for entering into the hedge transactions. RiverSource Life formally assesses, at inception and on a quarterly basis, whether derivatives designated as hedges are highly effective in offsetting the fair value or cash flows of hedged items. If it is determined that a derivative is no longer highly effective as a hedge, RiverSource Life will discontinue the application of hedge accounting.

The equity component of the equity indexed annuity obligations are considered embedded derivatives. Additionally, certain annuities contain guaranteed minimum accumulation benefit ("GMAB") and guaranteed minimum withdrawal benefit ("GMWB") provisions. The GMAB and the non-life contingent benefits associated with GMWB provisions are also considered embedded derivatives. The fair value of embedded derivatives associated with annuities is included in future policy benefits. The changes in fair value of the equity indexed annuity embedded derivatives are reflected in the interest credited to fixed accounts. The changes in the fair value of the GMWB and GMAB embedded derivatives are reflected in benefits, claims, losses and settlement expenses.

SEPARATE ACCOUNT ASSETS AND LIABILITIES
Separate account assets and liabilities are primarily funds held for the exclusive benefit of variable annuity and variable life insurance contractholders. RiverSource Life receives mortality and expense risk and other fees, guarantee fees and cost of insurance charges from the related accounts.



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FUTURE POLICY BENEFITS AND POLICY CLAIMS AND OTHER POLICYHOLDERS' FUNDS
Fixed Annuities and Variable Annuity Guarantees
Future policy benefits and policy claims and other policyholders' funds related to fixed annuities and variable annuity guarantees include liabilities for fixed account values on fixed and variable deferred annuities, guaranteed benefits associated with variable annuities, equity indexed annuities and fixed annuities in a payout status.

Liabilities for fixed account values on fixed and variable deferred annuities are equal to accumulation values, which are the cumulative gross deposits and credited interest less withdrawals and various charges.

The majority of the variable annuity contracts offered by RiverSource Life contain guaranteed minimum death benefit ("GMDB") provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. RiverSource Life also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings, which are referred to as gain gross-up ("GGU") benefits. In addition, RiverSource Life offers contracts with GMWB and GMAB provisions and, until May 2007, RiverSource Life offered contracts containing guaranteed minimum income benefit ("GMIB") provisions.

In determining the liabilities for variable annuity death benefits, GMIB and the life contingent benefits associated with GMWB, RiverSource Life projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency and investment margins and are consistent with those used for DAC asset valuation for the same contracts. As with DAC, management will review, and where appropriate, adjust its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management will review and update these assumptions annually in the third quarter of each year.

The variable annuity death benefit liability is determined by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated meaningful life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

If elected by the contract owner and after a stipulated waiting period from contract issuance, a GMIB guarantees a minimum lifetime annuity based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. The GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated meaningful life based on expected assessments.

GMAB and the non-life contingent benefits associated with GMWB provisions are considered embedded derivatives and are recorded at fair value. The fair value of these embedded derivatives is based on the present value of future benefits less applicable fees charged for the provision. The liability for the life contingent benefits associated with GMWB provisions are determined in the same way as the liability for variable annuity death benefits. The changes in both the fair values of the GMWB and GMAB embedded derivatives and the liability for life contingent benefits are reflected in benefits, claims, losses and settlement expenses.

Liabilities for equity indexed annuities are equal to the accumulation of host contract values covering guaranteed benefits and the market value of embedded equity options.

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 4.6% to 9.5% at December 31, 2007, depending on year of issue, with an average rate of approximately 5.8%.

Life, Disability Income and Long Term Care Insurance
Future policy benefits and policy claims and other policyholders' funds related to life, DI and LTC insurance include liabilities for fixed account values on fixed and variable universal life policies, liabilities for unpaid amounts on reported claims, estimates of benefits payable on claims incurred but not yet reported and estimates of benefits that will become payable on term life, whole life, DI and LTC policies as claims are incurred in the future.

Liabilities for fixed account values on fixed and variable universal life insurance are equal to accumulation values. Accumulation values are the cumulative gross deposits and credited interest less various contractual expense and mortality charges and less amounts withdrawn by policyholders.

Liabilities for unpaid amounts on reported life insurance claims are equal to the death benefits payable under the policies. Liabilities for unpaid amounts on reported DI and LTC claims include any periodic or other benefit amounts due and accrued, along with estimates of the present value of obligations for continuing benefit payments. These amounts are calculated based on claim continuance tables which estimate the likelihood an individual will continue to be eligible for benefits. Present values are calculated at interest rates established when claims are incurred. Anticipated claim continuance rates are based on



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established industry tables, adjusted as appropriate for RiverSource Life's experience. Interest rates used with DI claims ranged from 3.0% to 8.0% at December 31, 2007, with an average rate of 4.9%. Interest rates used with LTC claims ranged from 4.0% to 7.0% at December 31, 2007, with an average rate of 4.2%.

Liabilities for estimated benefits payable on claims that have been incurred but not yet reported are based on periodic analysis of the actual time lag between when a claim occurs and when it is reported.

Liabilities for estimates of benefits that will become payable on future claims on term life, whole life, DI and LTC policies are based on the net level premium method, using anticipated premium payments, mortality and morbidity rates, policy persistency and interest rates earned on assets supporting the liability. Anticipated mortality and morbidity rates are based on established industry mortality and morbidity tables, with modifications based on RiverSource Life's experience. Anticipated premium payments and persistency rates vary by policy form, issue age, policy duration and certain other pricing factors. Anticipated interest rates for term and whole life ranged from 4.0% to 10.0% at December 31, 2007, depending on policy form, issue year and policy duration. Anticipated interest rates for DI were 7.5% at policy issue grading to 5.0% over five years. Anticipated discount rates for LTC vary by plan and were 5.4% at December 31, 2007 grading up to 6.8% or 9.4% over 40 years.

Where applicable, benefit amounts expected to be recoverable from other insurers who share in the risk are separately recorded as reinsurance recoverable within receivables.

RiverSource Life issues only non-participating life and health insurance policies, which do not pay dividends to policyholders from realized policy margins.

REVENUES AND EXPENSES
RiverSource Life's principal sources of revenue include premium revenues, net investment income, policy and contract charges and other revenue.

Premium Revenues
Premium revenues include premiums on traditional life, DI and LTC insurance products and immediate annuities with a life contingent feature. Premiums on traditional life, DI and LTC insurance are net of reinsurance ceded and are recognized as revenue when due.

Net Investment Income
Net investment income primarily includes interest income on fixed maturity securities classified as Available-for-Sale; commercial mortgage loans and policy loans; mark-to-market adjustment on trading securities and certain derivatives, including derivatives hedging variable annuity living benefits; and pro-rata share of net income or loss of equity method investments in hedge funds. Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale, and commercial mortgage loans so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term.

Policy and Contract Charges
Policy and contract charges include mortality and expense risk fees and certain charges assessed on annuities and fixed and variable universal life insurance, such as cost of insurance, net of reinsurance premiums for universal life insurance products, and administrative and surrender charges. Mortality and expense risk fees include risk, management and administration fees, which are generated directly and indirectly from RiverSource Life's separate account assets. Cost of insurance charges on fixed and variable universal life insurance are recognized as revenue when earned, whereas contract charges and surrender charges on annuities and universal and variable universal life insurance are recognized as revenue when collected.

Other Revenue
Other revenue includes marketing support and administrative fees which are generally computed as a contractual rate based on the underlying asset values and are generally received monthly.

Net Realized Investment Gain
Realized gains and losses are recognized using the specific identification method, on a trade date basis, and charges are recorded when securities are determined to be other-than-temporarily impaired.

Benefits, Claims, Losses and Settlement Expenses
Benefits, claims, losses and settlement expenses consist of amounts paid and changes in liabilities held for anticipated future benefit payments under insurance policies and annuity contracts, including benefits paid under optional variable annuity guaranteed benefit riders along with costs to process and pay such amounts. Amounts are net of benefit payments recovered or



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expected to be recovered under reinsurance contracts. Benefits, claims, losses and settlement expenses also include amortization of DSIC.

Interest Credited to Fixed Accounts
Interest credited to fixed accounts represents amounts earned by contractholders and policyholders on fixed account values associated with fixed and variable universal life and annuity contracts and equity indexed annuities in accordance with contract provisions.

Amortization of Deferred Acquisition Costs
Direct sales commissions and other costs associated with the sale of annuity and insurance products are deferred as DAC and amortized over time. For annuity and universal life contracts, DAC are amortized based on projections of estimated gross profits over amortization periods equal to the approximate life of the business. For other insurance products, DAC are generally amortized as a percentage of premiums over amortization periods equal to the premium-paying period.

For annuity and universal life insurance products, the assumptions made in projecting future results and calculating the DAC balance and DAC amortization expense are management's best estimates. Management is required to update these assumptions whenever it appears that, based on actual experience or other evidence, earlier estimates should be revised. When assumptions are changed, the percentage of estimated gross profits used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in the DAC balance and an increase in DAC amortization expense, while a decrease in amortization percentage will result in an increase in the DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

For other life, DI and LTC insurance products, the assumptions made in calculating the DAC balance and DAC amortization expense are consistent with those used in determining the liabilities and therefore are intended to provide for adverse deviations in experience and are revised only if management concludes experience will be so adverse that DAC are not recoverable or if premium rates charged for the contract are changed. If management concludes that DAC are not recoverable, DAC are reduced to the amount that is recoverable based on best estimate assumptions and there is a corresponding expense recorded in RiverSource Life's consolidated results of operations.

For annuity, life, DI and LTC insurance products, key assumptions underlying those long term projections include interest rates (both earning rates on invested assets and rates credited to policyholder accounts), equity market performance, mortality and morbidity rates and the rates at which policyholders are expected to surrender their contracts, make withdrawals from their contracts and make additional deposits to their contracts. Assumptions about interest rates are the primary factor used to project interest margins, while assumptions about rates credited to policyholder accounts and equity market performance are the primary factors used to project client asset value growth rates, and assumptions about surrenders, withdrawals and deposits comprise projected persistency rates. Management must also make assumptions to project maintenance expenses associated with servicing annuity and insurance business during the DAC amortization period.

The client asset value growth rate is the rate at which variable annuity and variable universal life insurance contract values are assumed to appreciate in the future. The rate is net of asset fees and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to client asset value growth rates on a regular basis. RiverSource Life uses a mean reversion method as a guideline in setting near-term client asset value growth rates based on a long term view of financial market performance as well as actual historical performance. In periods when market performance results in actual contract value growth at a rate that is different than that assumed, RiverSource Life reassesses the near-term rate in order to continue to project its best estimate of long term growth. The near-term growth rate is reviewed to ensure consistency with management's assessment of anticipated equity market performance. DAC amortization expense recorded in a period when client asset value growth rates exceed near-term estimate will typically be less than in a period when growth rates fall short of near-term estimate.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions described previously. Unless management identifies a significant deviation over the course of its quarterly monitoring, management reviews and updates these DAC amortization assumptions annually in the third quarter of each year.

Separation Costs
Separation costs generally consist of allocated financial advisor and employee retention program costs, re-branding and marketing costs and costs to separate and reestablish technology platforms related to the Separation. The separation from American Express was completed in 2007.



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Other Insurance and Operating Expenses
Other insurance and operating expenses primarily includes expenses allocated to RiverSource Life from its parent, Ameriprise Financial, for RiverSource Life's share of compensation, professional and consultant fees, information technology and communications, facilities and equipment, advertising and promotion and legal and regulatory.

Income Taxes
As a result of the Separation of Ameriprise Financial from American Express, RiverSource Life will not be able to file a consolidated U.S. federal income tax return with other members of Ameriprise Financial's affiliated group until 2010. RiverSource Life's provision for income taxes represents the net amount of income taxes that it expects to pay or to receive from various taxing jurisdictions in connection with its operations. RiverSource Life provides for income taxes based on amounts that it believes it will ultimately owe taking into account the recognition and measurement for uncertain tax positions. Inherent in the provision for income taxes are estimates and judgments regarding the tax treatment of certain items.

3. RECENT ACCOUNTING PRONOUNCEMENTS

In December 2007, the Financial Accounting Standards Board ("FASB") issued SFAS No. 141 (revised 2007) "Business Combinations" ("SFAS 141(R)"). SFAS 141(R) establishes principles and requirements for how an acquirer recognizes and measures the identifiable assets acquired, the liabilities assumed, any noncontrolling interest in an acquiree, and goodwill acquired. SFAS 141(R) also requires an acquirer to disclose information about the financial effects of a business combination. SFAS 141(R) is effective prospectively for business combinations with an acquisition date on or after the beginning of the first annual reporting period beginning on or after December 15, 2008, with early adoption prohibited. RiverSource Life will apply the standard to any business combinations within the scope of SFAS 141(R) occurring after December 31, 2008.

In December 2007, the FASB issued SFAS No. 160 "Noncontrolling Interests in Consolidated Financial Statements -- an amendment of ARB No. 51" ("SFAS 160"). SFAS 160 establishes the accounting and reporting for ownership interest in subsidiaries not attributable, directly or indirectly, to a parent. SFAS 160 requires that noncontrolling (minority) interests be classified as equity (instead of as a liability) within the Consolidated Balance Sheets, and net income attributable to both the parent and the noncontrolling interest be disclosed on the face of the Consolidated Statements of Income. SFAS 160 is effective for fiscal years beginning after December 15, 2008, and interim periods within those years with early adoption prohibited. The provisions of SFAS 160 are to be applied prospectively, except for the presentation and disclosure requirements which are to be applied retrospectively to all periods presented. RiverSource Life is currently evaluating the impact of SFAS 160 on its consolidated financial condition and results of operations.

In June 2007, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 07-1, "Clarification of the Scope of the Audit and Accounting Guide 'Investment Companies' and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies" ("SOP 07-1"). SOP 07-1 provided clarification on the definition of an investment company. In February 2008, the FASB decided to indefinitely defer the effective date of SOP 07-1. In May 2007, the FASB issued FASB Staff Position ("FSP") FASB Interpretation No. ("FIN") 46(R)-7, "Application of FIN 46(R) to Investment Companies" ("FSP 46(R)-7"). FSP 46(R)-7 is dependent upon clarification of the definition of an investment company as provided in SOP 07-1 and is effective upon the adoption of that SOP. With the deferral of SOP 07-1, RiverSource Life will defer the adoption of both SOP 07-1 and FSP 46(R)-7.

In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities -- Including an amendment of FASB Statement No. 115" ("SFAS 159"). SFAS 159 gives entities the option to measure certain financial instruments and other items at fair value that are not currently permitted to be measured at fair value. The objective of SFAS 159 is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. SFAS 159 requires entities to report unrealized gains and losses on items for which the fair value option has been elected in earnings at each subsequent reporting date. SFAS 159 also establishes presentation and disclosure requirements. SFAS 159 is effective as of the beginning of an entity's first fiscal year that begins after November 15, 2007. RiverSource Life did not adopt SFAS 159 for any of its existing eligible assets or liabilities and has no current plans to adopt SFAS 159 for any new financial instruments.

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 applies under other accounting pronouncements that require or permit fair value measurements. Accordingly, SFAS 157 does not require any new fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Early adoption is permitted provided the entity has not issued financial statements for any period within the year of adoption. The provisions of SFAS 157 are required to be applied prospectively as of the beginning of the fiscal year in which SFAS 157 is initially applied, except for certain financial instruments as defined in



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SFAS 157 which will require retrospective application of SFAS 157. Any retrospective application will be recognized as a cumulative effect adjustment to the opening balance of retained earnings for the fiscal year of adoption. RiverSource Life adopted SFAS 157 effective January 1, 2008. As a result of adopting SFAS 157, RiverSource Life will record a cumulative effect after-DAC, DSIC and tax reduction to retained earnings of approximately $35 million related to adjusting the fair value of structured derivatives RiverSource Life uses to hedge its exposure to GMWB provisions. RiverSource Life initially recorded these derivatives in accordance with Emerging Issues Task Force Issue No. 02-3 "Issues Involved in Accounting for Derivative Contracts Held for Trading Purposes and Contracts Involved in Energy Trading and Risk Management Activities." SFAS 157 requires these derivatives to be marked to the price RiverSource Life would receive to sell the derivatives to a market participant (an exit price). On January 18, 2008, the FASB published for comment Proposed FSP FAS 157-c "Measuring Liabilities under FASB Statement No. 157" ("FSP 157-c"). FSP 157-c states that in the absence of a quoted price for the identical liability in an active market, a reporting entity may measure the fair value of its liability at the amount it would receive as proceeds if it were to issue that liability at the measurement date. FSP 157-c shall be applied on a prospective basis effective on the later of (a) the beginning of the period that includes the issuance date of the FSP or (b) the beginning of the period in which an entity initially applies SFAS 157. RiverSource Life is evaluating the impact that this proposed FSP will have on the valuation of its embedded derivatives. Any change to the valuation of RiverSource Life's embedded derivatives as a result of adopting SFAS 157 and FSP 157-c will be recorded in earnings as of the date of adoption. In accordance with FSP FAS 157-2, "Effective Date of FASB Statement No. 157" ("FSP 157-2"), RiverSource Life will defer the adoption of SFAS 157 for all nonfinancial assets and nonfinancial liabilities, except those that are recognized or disclosed at fair value in the financial statements on a recurring basis.

In June 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. RiverSource Life adopted FIN 48 as of January 1, 2007. The effect of adopting FIN 48 on RiverSource Life's consolidated financial condition and results of operations was not material.

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments" ("SFAS 155"). SFAS 155 amends SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133") and SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 140"). SFAS 155: (i) permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation; (ii) clarifies which interest-only and principal-only strips are not subject to the requirements of SFAS 133; (iii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; (iv) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (v) amends SFAS 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. RiverSource Life adopted SFAS 155 as of January 1, 2007. The effect of adopting SFAS 155 on RiverSource Life's consolidated financial condition and results of operations was not material.

In September 2005, the AICPA issued SOP 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts," ("SOP 05-1"). SOP 05-1 provides clarifying guidance on accounting for DAC associated with an insurance or annuity contract that is significantly modified or is internally replaced with another contract. Prior to adoption, RiverSource Life accounted for many of these transactions as contract continuations and continued amortizing existing DAC against revenue for the new or modified contract. Effective January 1, 2007, RiverSource Life adopted SOP 05-1 resulting in these transactions being prospectively accounted for as contract terminations. Consistent with this, RiverSource Life now anticipates these transactions in establishing amortization periods and other valuation assumptions. As a result of adopting SOP 05-1, RiverSource Life recorded as a cumulative change in accounting principle $206 million, reducing DAC by $204 million, DSIC by $11 million and liabilities for future policy benefits by $9 million. The after-tax decrease to retained earnings for these changes was $134 million. The adoption of SOP 05-1, among other things, resulted in an increase to DAC and DSIC amortization in 2007.



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4. INVESTMENTS

AVAILABLE-FOR-SALE SECURITIES
The following is a summary of Available-for-Sale securities by type:

                                                                         GROSS         GROSS
                                                         AMORTIZED    UNREALIZED    UNREALIZED       FAIR
DECEMBER 31, 2007 (IN MILLIONS)                            COST          GAINS        LOSSES         VALUE
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Fixed maturities:
Corporate debt securities                                 $12,870        $112          $(307)       $12,675
Mortgage and other asset-backed securities                  7,637          33            (84)         7,586
U.S. government and agencies obligations                      249           7             (1)           255
State and municipal obligations                               165           3             (6)           162
Foreign government bonds and obligations                       97          15             --            112
Structured investments(a)                                       2          --             --              2
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Total fixed maturities                                     21,020         170           (398)        20,792
Common and preferred stocks                                    30          --             (1)            29
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Total                                                     $21,050        $170          $(399)       $20,821
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 (a) Includes unconsolidated collateralized debt obligations.

                                                                         GROSS         GROSS
                                                         AMORTIZED    UNREALIZED    UNREALIZED       FAIR
DECEMBER 31, 2006 (IN MILLIONS)                            COST          GAINS        LOSSES         VALUE
-------------------------------------------------------------------------------------------------------------
Fixed maturities:
Corporate debt securities                                 $15,312        $158          $(330)       $15,140
Mortgage and other asset-backed securities                  9,398          27           (175)         9,250
U.S. government and agencies obligations                      295          13             (5)           303
State and municipal obligations                               165           4             (4)           165
Foreign government bonds and obligations                      117          18             --            135
Structured investments(a)                                       2          --             --              2
-------------------------------------------------------------------------------------------------------------
Total fixed maturities                                     25,289         220           (514)        24,995
Common and preferred stocks                                    30           1             --             31
-------------------------------------------------------------------------------------------------------------
Total                                                     $25,319        $221          $(514)       $25,026
=============================================================================================================



 (a) Includes unconsolidated collateralized debt obligations.

At December 31, 2007 and 2006, fixed maturity securities comprised approximately 85% and 87%, respectively, of RiverSource Life's total investments. These securities were rated by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P"), except for approximately $1.3 billion and $1.2 billion of securities at December 31, 2007 and 2006, respectively, which were rated by RiverSource Investments, LLC's internal analysts using criteria similar to Moody's and S&P. Ratings on investment grade securities are presented using S&P's convention and, if the two agencies' ratings differ, the lower rating is used. A summary of fixed maturity securities by rating was as follows:

                                                    DECEMBER 31, 2007                         DECEMBER 31, 2006
                                        ----------------------------------------------------------------------------------
                                                                     PERCENT OF                                PERCENT OF
RATING (IN MILLIONS, EXCEPT               AMORTIZED       FAIR       TOTAL FAIR     AMORTIZED       FAIR       TOTAL FAIR
PERCENTAGES)                                COST          VALUE         VALUE         COST          VALUE         VALUE
--------------------------------------------------------------------------------------------------------------------------
AAA                                        $ 7,854       $ 7,815          38%        $ 9,638       $ 9,497          38%
AA                                           2,046         2,029          10           2,229         2,197           9
A                                            3,973         3,938          19           4,893         4,832          19
BBB                                          5,586         5,514          26           6,831         6,782          27
Below investment grade                       1,561         1,496           7           1,698         1,687           7
--------------------------------------------------------------------------------------------------------------------------
  Total fixed maturities                   $21,020       $20,792         100%        $25,289       $24,995         100%
==========================================================================================================================



At December 31, 2007 and 2006, approximately 45% and 47%, respectively, of the securities rated AAA were GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer were greater than 10% of shareholder's equity.



RiverSource Life Insurance Company

--------------------------------------------------------------------------------

The following table provides information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2007:

(IN MILLIONS)                               LESS THAN 12 MONTHS          12 MONTHS OR MORE                 TOTAL
--------------------------------------------------------------------------------------------------------------------------
                                            FAIR       UNREALIZED       FAIR       UNREALIZED       FAIR       UNREALIZED
DESCRIPTION OF SECURITIES:                  VALUE        LOSSES         VALUE        LOSSES         VALUE        LOSSES
--------------------------------------------------------------------------------------------------------------------------
Corporate debt securities                  $1,477         $(45)        $ 7,083        $(262)       $ 8,560        $(307)
Mortgage and other asset-backed
securities                                    888          (15)          4,219          (69)         5,107          (84)
U.S. government and agencies
obligations                                    --           --             154           (1)           154           (1)
State and municipal obligations                47           (4)             63           (2)           110           (6)
Foreign government bonds and
obligations                                    --           --               2           --              2           --
Common and preferred stock                     29           (1)             --           --             29           (1)
--------------------------------------------------------------------------------------------------------------------------
  Total                                    $2,441         $(65)        $11,521        $(334)       $13,962        $(399)
==========================================================================================================================



The following table provides information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2006:

(IN MILLIONS)                               LESS THAN 12 MONTHS          12 MONTHS OR MORE                 TOTAL
--------------------------------------------------------------------------------------------------------------------------
                                            FAIR       UNREALIZED       FAIR       UNREALIZED       FAIR       UNREALIZED
DESCRIPTION OF SECURITIES:                  VALUE        LOSSES         VALUE        LOSSES         VALUE        LOSSES
--------------------------------------------------------------------------------------------------------------------------
Corporate debt securities                  $1,362         $(19)        $ 9,514        $(311)       $10,876        $(330)
Mortgage and other asset-backed
securities                                    862           (5)          6,616         (170)         7,478         (175)
U.S. government and agencies
obligations                                     5           --             214           (5)           219           (5)
State and municipal obligations                 3           --              81           (4)            84           (4)
Foreign government bonds and
obligations                                    --           --               3           --              3           --
--------------------------------------------------------------------------------------------------------------------------
  Total                                    $2,232         $(24)        $16,428        $(490)       $18,660        $(514)
==========================================================================================================================



In evaluating potential other-than-temporary impairments, RiverSource Life considers the extent to which amortized costs exceeds fair value and the duration of that difference. A key metric in performing this evaluation is the ratio of fair value to amortized cost. The following table summarizes the unrealized losses by ratio of fair value to amortized cost as of December 31, 2007:

(IN MILLIONS, EXCEPT
NUMBER OF SECURITIES)              LESS THAN 12 MONTHS                        12 MONTHS OR MORE
----------------------------------------------------------------------------------------------------------
                                                        GROSS                                     GROSS
RATIO OF FAIR VALUE TO    NUMBER OF       FAIR       UNREALIZED     NUMBER OF       FAIR       UNREALIZED
AMORTIZED COST           SECURITIES       VALUE        LOSSES      SECURITIES       VALUE        LOSSES
----------------------------------------------------------------------------------------------------------
95% -- 100%                  164         $2,015         $(25)          486         $10,169        $(180)
90% -- 95%                    31            305          (22)           48             811          (57)
80% -- 90%                     4            121          (18)           32             461          (66)
less than 80%                  1             --           --            10              80          (31)
----------------------------------------------------------------------------------------------------------
  Total                      200         $2,441         $(65)          576         $11,521        $(334)
==========================================================================================================

(IN MILLIONS, EXCEPT
NUMBER OF SECURITIES)                     TOTAL
----------------------------------------------------------------
                                                        GROSS
RATIO OF FAIR VALUE TO    NUMBER OF       FAIR       UNREALIZED
AMORTIZED COST           SECURITIES       VALUE        LOSSES
----------------------------------------------------------------
95% -- 100%                  650         $12,184        $(205)
90% -- 95%                    79           1,116          (79)
80% -- 90%                    36             582          (84)
less than 80%                 11              80          (31)
----------------------------------------------------------------
  Total                      776         $13,962        $(399)
================================================================



As part of RiverSource Life's ongoing monitoring process, management determined that a majority of the gross unrealized losses on its Available-for-Sale securities are attributable to changes in interest rates and credit spreads across asset classes. As noted in the table above, a significant portion of the gross unrealized losses relates to securities that have a fair value to amortized cost ratio of 95% or above resulting in an overall 97% ratio of fair value to amortized cost for all securities with an unrealized loss. From an overall perspective, the gross unrealized losses were not concentrated in any individual industries or with any individual securities. The securities with a fair value to amortized cost ratio of 80%-90% primarily relate to the consumer products, financial and home building industries. The total gross unrealized loss related to the home building industry was $28 million. The securities with a fair value to cost of less than 80% primarily relate to the financial and home building industries. The largest unrealized loss associated with an individual issuer, excluding GNMA, FNMA and FHLMC mortgage-backed securities, was $14 million. The securities related to this issuer have a fair value to amortized cost ratio of 88% and have been in an unrealized loss position for more than 12 months. RiverSource Life believes that it will collect all principal and interest due on all investments that have amortized cost in excess of fair value. In addition, RiverSource Life has the ability and intent to hold these securities until anticipated recovery which may not be until maturity.

RiverSource Life monitors the investments and metrics described previously on a quarterly basis to identify and evaluate investments that have indications of possible other-than-temporary impairments. Additionally, RiverSource Life has the ability and intent to hold these securities for a time sufficient to recover its amortized cost and has, therefore, concluded that none had other-than-temporary impairment at December 31, 2007.



RiverSource Life Insurance Company

--------------------------------------------------------------------------------

RiverSource Life's total mortgage and asset backed exposure at December 31, 2007 was $7.6 billion which included $4.1 billion of residential mortgage backed securities and $2.7 billion of commercial mortgage backed securities. At December 31, 2007, residential mortgage backed securities included $3.5 billion of agency-backed securities, $0.4 billion of Alt-A securities, and $0.2 billion of prime, non-agency securities. With respect to the Alt-A securities, the vast majority are rated AAA. None of the structures are levered, and the majority of the AAA-rated holdings are "super senior" bonds, meaning they have more collateral support or credit enhancement than required to receive a AAA rating. While overall delinquencies in the market continue to deteriorate, most of these positions are performing in-line or better than their vintage. With regard to asset backed securities, RiverSource Life's exposure at December 31, 2007 was $0.8 billion, which included $115 million of securities backed by subprime collateral. These securities are predominantly AAA-rated bonds backed by seasoned, traditional, first lien collateral. Holdings include both floating rate and short-duration, fixed securities. RiverSource Life has no other structured or hedge fund investments with exposure to subprime residential mortgages.

The change in net unrealized securities gains (losses) in other comprehensive income includes three components, net of tax: (i) unrealized gains (losses) that arose from changes in the market value of securities that were held during the period (holding gains (losses)); (ii) (gains) losses that were previously unrealized, but have been recognized in current period net income due to sales and other-than-temporary impairments of Available-for-Sale securities (reclassification of realized gains (losses)) and (iii) other items primarily consisting of adjustments in asset and liability balances, such as DAC, DSIC and annuity liabilities, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet dates.

The following table presents the components of the change in net unrealized securities gains (losses), net of tax, included in accumulated other comprehensive loss for the years ended December 31:

(IN MILLIONS)                                                      2007          2006          2005
-------------------------------------------------------------------------------------------------------
Holding (losses) gains, net of tax of $38, $63 and $261,
respectively                                                       $ 70          $(116)        $(485)
Reclassification of realized gains, net of tax of $16, $17
and $17, respectively                                               (28)           (33)          (32)
DAC, net of tax of $5, $15 and $28, respectively                     (7)            29            53
DSIC, net of tax of nil, $2 and $5, respectively                     (1)             3             8
Fixed annuity liabilities, net of tax of $11, $22 and $3,
respectively                                                         18             40            (5)
-------------------------------------------------------------------------------------------------------
Net unrealized securities gains (losses)                           $ 52          $ (77)        $(461)
=======================================================================================================



Available-for-Sale securities by maturity at December 31, 2007 were as follows:

                                                                         AMORTIZED       FAIR
(IN MILLIONS)                                                              COST          VALUE
-------------------------------------------------------------------------------------------------
Due within one year                                                       $ 1,272       $ 1,277
Due after one year through five years                                       5,567         5,537
Due after five years through 10 years                                       5,339         5,186
Due after 10 years                                                          1,203         1,204
-------------------------------------------------------------------------------------------------
                                                                           13,381        13,204
Mortgage and other asset-backed securities                                  7,637         7,586
Structured investments                                                          2             2
Common and preferred stocks                                                    30            29
-------------------------------------------------------------------------------------------------
Total                                                                     $21,050       $20,821
=================================================================================================



The expected payments on mortgage and other asset-backed securities and structured investments may not coincide with their contractual maturities. As such, these securities, as well as common and preferred stocks, were not included in the maturities distribution.

The table below includes sales, maturities, and purchases of investments classified as Available-for-Sale for the years ended December 31:

(IN MILLIONS)                                                      2007          2006          2005
-------------------------------------------------------------------------------------------------------
Sales                                                             $3,020        $ 1,897       $ 3,124
Maturities, sinking fund payments and calls                        1,908          2,014         2,242
Purchases                                                           (687)        (1,433)       (5,780)


Net realized gains and losses on Available-for-Sale securities, determined using the specific identification method, are noted in the following table for the years ended December 31:

(IN MILLIONS)                                                      2007          2006          2005
-------------------------------------------------------------------------------------------------------
Gross realized gains from sales                                    $ 64          $ 60          $108
Gross realized losses from sales                                    (20)          (10)          (39)
Other-than-temporary impairments                                     (4)           --           (19)



RiverSource Life Insurance Company

--------------------------------------------------------------------------------

The $4 million of other-than-temporary impairments in 2007 related to corporate debt securities in the publishing and home building industries which were downgraded in 2007. The $19 million of other-than-temporary impairments in 2005 primarily related to corporate debt securities within the auto industry which were downgraded in 2005 and subsequently deteriorated throughout the year in terms of their fair value to amortized cost ratio.

During the second quarter of 2005, RiverSource Life sold all of its retained interest in a CDO securitization trust and realized a net pretax gain of $25 million.

At December 31, 2007 and 2006, bonds carried at $7 million and $18 million, respectively, were on deposit with various states as required by law.

COMMERCIAL MORTGAGE LOANS AND SYNDICATED LOANS, NET
The following is a summary of commercial mortgage loans and syndicated loans at December 31:

(IN MILLIONS)                                                              2007          2006
-------------------------------------------------------------------------------------------------
Commercial mortgage loans                                                 $2,908        $2,827
Less: allowance for loan losses                                              (16)          (37)
-------------------------------------------------------------------------------------------------
Commercial mortgage loans, net                                            $2,892        $2,790
=================================================================================================

Syndicated loans                                                          $   62        $  112
Less: allowance for loan losses                                               (4)           (4)
-------------------------------------------------------------------------------------------------
Net syndicated loans                                                      $   58        $  108
=================================================================================================



Commercial mortgage loans are first mortgages on real estate. RiverSource Life holds the mortgage documents, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreements. Commercial mortgage loan fundings are restricted by state insurance regulatory authorities to 80% or less of the market value of the real estate at the time of origination of the loan.

Syndicated loans, which are included as a component of other investments, represent loans in which a group of lenders provide funds to borrowers. There is usually one originating lender which retains a small percentage and syndicates the remainder.

At December 31, 2007 and 2006, RiverSource Life had not recorded any investment in impaired commercial mortgage loans. RiverSource Life did not recognize any interest income related to impaired commercial mortgage loans for the years ended December 31, 2007, 2006 and 2005.

The balances of and changes in the allowance for loan losses were as follows:

(IN MILLIONS)                                                      2007          2006          2005
-------------------------------------------------------------------------------------------------------
BALANCE AT JANUARY 1                                               $ 37           $41           $45
Provision for loan losses                                           (21)           --            --
Foreclosures, write-offs and loan sales                              --            (4)           (4)
-------------------------------------------------------------------------------------------------------
BALANCE AT DECEMBER 31                                             $ 16           $37           $41
=======================================================================================================



In 2007, RiverSource Life recorded a $21 million decrease to the allowance for loan losses on commercial mortgage loans.

Concentrations of credit risk of commercial mortgage loans by region at December 31 were:

(IN MILLIONS)                                                     2007                        2006
-------------------------------------------------------------------------------------------------------------
                                                        ON-BALANCE      FUNDING     ON-BALANCE      FUNDING
COMMERCIAL MORTGAGE LOANS BY U.S. REGION                   SHEET      COMMITMENTS      SHEET      COMMITMENTS
-------------------------------------------------------------------------------------------------------------
Atlantic                                                  $  922         $ 22         $  859          $40
North Central                                                687           33            739           22
Pacific                                                      461           21            397           15
Mountain                                                     343            9            298           13
South Central                                                298            8            337            2
New England                                                  197            8            197            2
-------------------------------------------------------------------------------------------------------------
                                                           2,908          101          2,827           94
Less: allowance for loan losses                              (16)          --            (37)          --
-------------------------------------------------------------------------------------------------------------
  Total                                                   $2,892         $101         $2,790          $94
=============================================================================================================




RiverSource Life Insurance Company

--------------------------------------------------------------------------------

Concentrations of credit risk of commercial mortgage loans by property type at December 31 were:

(IN MILLIONS)                                                     2007                        2006
-------------------------------------------------------------------------------------------------------------
                                                        ON-BALANCE      FUNDING     ON-BALANCE      FUNDING
COMMERCIAL MORTGAGE LOANS BY PROPERTY TYPE                 SHEET      COMMITMENTS      SHEET      COMMITMENTS
-------------------------------------------------------------------------------------------------------------
Office buildings                                          $  874         $ 12         $  962          $ 4
Shopping centers and retail                                  860           66            718           71
Apartments                                                   419            8            470            2
Industrial buildings                                         510            9            458           12
Hotels and motels                                             78           --             89            4
Medical buildings                                             42           --             45           --
Mixed use                                                     52            1             44           --
Other                                                         73            5             41            1
-------------------------------------------------------------------------------------------------------------
                                                           2,908          101          2,827           94
Less: allowance for loan losses                              (16)          --            (37)          --
-------------------------------------------------------------------------------------------------------------
  Total                                                   $2,892         $101         $2,790          $94
=============================================================================================================



Commitments to fund commercial mortgages were made in the ordinary course of business. The funding commitments at December 31, 2007 and 2006 approximate fair value.

SOURCES OF INVESTMENT INCOME AND NET REALIZED INVESTMENT GAIN
Net investment income for the years ended December 31 is summarized as follows:

(IN MILLIONS)                                                      2007          2006          2005
-------------------------------------------------------------------------------------------------------
Income on fixed maturities                                        $1,187        $1,409        $1,461
Income on commercial mortgage loans                                  173           181           197
Trading securities and other investments                             213            86           156
-------------------------------------------------------------------------------------------------------
                                                                   1,573         1,676         1,814
Less: investment expenses                                             18            19            28
-------------------------------------------------------------------------------------------------------
  Total                                                           $1,555        $1,657        $1,786
=======================================================================================================



Net realized investment gains for the years ended December 31 is summarized as follows:

(IN MILLIONS)                                                      2007          2006          2005
-------------------------------------------------------------------------------------------------------
Fixed maturities                                                    $40           $50           $50
Commercial mortgage loans                                            --             1            (2)
Reduction in the allowance for loan losses                           21            --            --
-------------------------------------------------------------------------------------------------------
  Total                                                             $61           $51           $48
=======================================================================================================



5.  VARIABLE INTEREST ENTITIES

During the year ended December 31, 2005, RiverSource Life consolidated two secured loan trusts ("SLTs") which provided returns to investors primarily based on the performance of an underlying portfolio of high-yield loans and which were managed by an affiliate. The SLTs were liquidated in 2005, resulting in a $14 million pretax gain for the year ended December 31, 2005. There is no remaining exposure to these SLTs as a result of their liquidations.

RiverSource Life has other significant variable interests for which it is not considered the primary beneficiary and, therefore, does not consolidate. These interests are represented by carrying values of $2 million of CDO residual tranches managed by an affiliate where RiverSource Life is not the primary beneficiary. RiverSource Life's maximum exposure to loss as a result of its investment in the CDO residual tranches is represented by the carrying value.

6.  DEFERRED ACQUISITION COSTS AND DEFERRED SALES INDUCEMENT COSTS

The balances of and changes in DAC were as follows:

(IN MILLIONS)                                                      2007          2006          2005
-------------------------------------------------------------------------------------------------------
Balance at January 1                                              $4,411        $4,036        $3,638
Impact of SOP 05-1 at adoption                                      (204)           --            --
Capitalization of acquisition costs                                  704           687           633
Amortization, excluding impact of annual third quarter
changes in DAC-related assumptions                                  (454)         (394)         (383)
Amortization, impact of annual third quarter changes in DAC-
related assumptions                                                  (16)           38            67
Impact of changes in net unrealized securities losses (gains)        (12)           44            81
-------------------------------------------------------------------------------------------------------
Balance at December 31                                            $4,429        $4,411        $4,036
=======================================================================================================




RiverSource Life Insurance Company

--------------------------------------------------------------------------------

The balances of and changes in DSIC were as follows:

(IN MILLIONS)                                                      2007          2006          2005
-------------------------------------------------------------------------------------------------------
Balance at January 1                                               $452          $370          $303
Impact of SOP 05-1 at adoption                                      (11)           --            --
Capitalization of sales inducements                                 124           126            94
Amortization                                                        (53)          (48)          (40)
Impact of changes in net unrealized securities losses (gains)        (1)            4            13
-------------------------------------------------------------------------------------------------------
Balance at December 31                                             $511          $452          $370
=======================================================================================================



7.  LINES OF CREDIT

RiverSource Life has available a committed line of credit with Ameriprise Financial aggregating $200 million. The interest rate for any borrowings is established by reference to LIBOR plus 28 basis points. There were no amounts outstanding on this line of credit at December 31, 2007 and 2006.

Also, RiverSource Life has a collateral loan agreement with Ameriprise Financial aggregating up to $75 million. The interest rate for any borrowings is equal to the preceding month's effective new money rate for RiverSource Life's permanent investments. There were no amounts outstanding at December 31, 2007 and 2006.

8.  VARIABLE ANNUITY GUARANTEES

The majority of the variable annuity contracts offered by RiverSource Life contain GMDB provisions. RiverSource Life also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings, which are referred to as GGU benefits. In addition, RiverSource Life offers contracts with GMWB and GMAB provisions. RiverSource Life previously offered contracts containing GMIB provisions. RiverSource Life has established additional liabilities for the variable annuity death benefits, GMIB provisions and for life contingent benefits associated with GMWB provisions. GMAB and non-life contingent benefits associated with GMWB provisions are considered embedded derivatives and are recorded at fair value.

The variable annuity contracts with GMWB riders typically have account values that are based on an underlying portfolio of mutual funds, the values of which fluctuate based on equity market performance. At issue, the guaranteed amount is equal to the amount deposited but the guarantee may be increased annually to the account value (a "step-up") in the case of favorable market performance. The GMWB offered initially guarantees that the client can withdraw 7% per year until the amount withdrawn is equal to the guaranteed amount, regardless of the performance of the underlying funds. In 2006, RiverSource Life began offering an enhanced withdrawal benefit that gives policyholders a choice to withdraw 6% per year for the life of the policyholder or 7% per year until the amount withdrawn is equal to the guaranteed amount. In 2007, RiverSource Life added a new GMWB benefit design that is available in a joint version that promises 6% withdrawals while either contractholder remains alive. In addition, once withdrawals begin, the policyholder's funds are moved to one of the three less aggressive asset allocation models (of the five that are available prior to withdrawal).

Variable annuity contractholders age 79 or younger at contract issue can also obtain a principal-back guarantee by purchasing the optional GMAB rider for an additional charge. The GMAB rider guarantees that, regardless of market performance at the end of the 10-year waiting period, the contract value will be no less than the original investment or 80% of the highest anniversary value, adjusted for withdrawals. If the contract value is less than the guarantee at the end of the 10 year period, a lump sum will be added to the contract value to make the contract value equal to the guarantee value.

The following table provides summary information related to all variable annuity guarantees for which RiverSource Life has established additional liabilities as of December 31:

----------------------------------------------------------------------------------------------------------------------------------
VARIABLE ANNUITY GUARANTEES BY BENEFIT TYPE(1)
(IN MILLIONS, EXCEPT AGE)                                                                                   2007          2006
----------------------------------------------------------------------------------------------------------------------------------
CONTRACTS WITH GMDB PROVIDING FOR RETURN OF PREMIUM:
                                                              Total contract value                         $25,804       $17,418
                                                              Contract value in separate accounts          $23,892       $15,859
                                                              Net amount at risk(2)                        $    26       $    13
                                                              Weighted average attained age                     60            61
------------------------------------------------------------------------------------------------------------------------------------
CONTRACTS WITH GMDB PROVIDING FOR SIX-YEAR RESET:
                                                              Total contract value                         $20,231       $23,544
                                                              Contract value in separate accounts          $17,617       $20,058
                                                              Net amount at risk(2)                        $   167       $   227
                                                              Weighted average attained age                     60            61
------------------------------------------------------------------------------------------------------------------------------------



RiverSource Life Insurance Company

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
VARIABLE ANNUITY GUARANTEES BY BENEFIT TYPE(1) (CONTINUED)
(IN MILLIONS, EXCEPT AGE)                                                                                   2007          2006
----------------------------------------------------------------------------------------------------------------------------------
CONTRACTS WITH GMDB PROVIDING FOR ONE-YEAR RATCHET:
                                                              Total contract value                         $ 7,908       $ 6,729
                                                              Contract value in separate accounts          $ 7,143       $ 5,902
                                                              Net amount at risk(2)                        $    81       $    26
                                                              Weighted average attained age                     61            61
------------------------------------------------------------------------------------------------------------------------------------
CONTRACTS WITH GMDB PROVIDING FOR FIVE-YEAR RATCHET:
                                                              Total contract value                         $ 1,211       $   907
                                                              Contract value in separate accounts          $ 1,163       $   870
                                                              Net amount at risk(2)                        $     1       $    --
                                                              Weighted average attained age                     58            57
------------------------------------------------------------------------------------------------------------------------------------
CONTRACTS WITH OTHER GMDB:
                                                              Total contract value                         $   693       $   586
                                                              Contract value in separate accounts          $   639       $   530
                                                              Net amount at risk(2)                        $    12       $    11
                                                              Weighted average attained age                     65            64
------------------------------------------------------------------------------------------------------------------------------------
CONTRACTS WITH GGU DEATH BENEFIT:
                                                              Total contract value                         $   950       $   811
                                                              Contract value in separate accounts          $   873       $   730
                                                              Net amount at risk(2)                        $    80       $    62
                                                              Weighted average attained age                     62            62
------------------------------------------------------------------------------------------------------------------------------------
CONTRACTS WITH GMIB:
                                                              Total contract value                         $   927       $   928
                                                              Contract value in separate accounts          $   859       $   853
                                                              Net amount at risk(2)                        $    18       $    14
                                                              Weighted average attained age                     62            61
------------------------------------------------------------------------------------------------------------------------------------
CONTRACTS WITH GMWB:
                                                              Total contract value                         $ 5,104       $ 4,791
                                                              Contract value in separate accounts          $ 4,980       $ 4,761
                                                              Benefit amount in excess of account
                                                              value                                        $    22       $    --
                                                              Weighted average attained age                     62            61
------------------------------------------------------------------------------------------------------------------------------------
CONTRACTS WITH GMWB FOR LIFE:
                                                              Total contract value                         $ 7,958       $ 2,396
                                                              Contract value in separate accounts          $ 7,685       $ 2,349
                                                              Benefit amount in excess of account
                                                              value                                        $    33       $    --
                                                              Weighted average attained age                     62            63
------------------------------------------------------------------------------------------------------------------------------------
CONTRACTS WITH GMAB:
                                                              Total contract value                         $ 2,260       $ 1,350
                                                              Contract value in separate accounts          $ 2,205       $ 1,340
                                                              Benefit amount in excess of account
                                                              value                                        $     3       $    --
                                                              Weighted average attained age                     55            55
------------------------------------------------------------------------------------------------------------------------------------


 (1) Individual variable annuity contracts may have more than one guarantee and therefore may be included in more than one benefit type. Variable annuity contracts for which the death benefit always equals account value are not shown in this table.
 (2) Represents current death benefit less total contract value for GMDB, amount of gross up for GGU and accumulated guaranteed minimum benefit base less total contract value for GMIB and assumes the actuarially remote scenario that all claims become payable on the same day.

 For the year ended December 31, 2007, additional liabilities (assets) and incurred claims were:

(IN MILLIONS)                                           GMDB & GGU       GMIB          GMWB          GMAB
-------------------------------------------------------------------------------------------------------------
Liability (asset) balance at January 1                      $26           $ 5          $(12)          $(5)
Reported claims                                               3             2            --            --
Liability balance at December 31                             24             3           136            33
Incurred claims (sum of reported and change in
liability (assets))                                           1            --           148            38


 For the year ended December 31, 2006, additional liabilities (assets) and incurred claims (adjustments) were:

(IN MILLIONS)                                           GMDB & GGU       GMIB          GMWB          GMAB
-------------------------------------------------------------------------------------------------------------
Liability balance at January 1                              $16           $ 4          $  9           $ 1
Reported claims                                               8            --            --            --
Liability (asset) balance at December 31                     26             5           (12)           (5)
Incurred claims (adjustments) (sum of reported and
change in liability (assets))                                18             1           (21)           (6)
------------------------------------------------------------------------------------------------------------------------------------



RiverSource Life Insurance Company

--------------------------------------------------------------------------------

The liabilities for guaranteed benefits are supported by general account assets. Changes in these liabilities are included in benefits, claims, losses and settlement expenses.

Contract values in separate accounts were invested in various equity, bond and other funds as directed by the contractholder. No gains or losses were recognized on assets transferred to separate accounts for the periods presented.

9. FUTURE POLICY BENEFITS, POLICY CLAIMS AND OTHER POLICYHOLDERS' FUNDS AND SEPARATE ACCOUNT LIABILITIES

Future policy benefits and policy claims and other policyholders' funds as of December 31, consisted of the following:

(IN MILLIONS)                                                              2007          2006
-------------------------------------------------------------------------------------------------
Fixed annuities                                                           $14,382       $16,841
Equity indexed annuities accumulated host values                              253           267
Equity indexed annuities embedded derivative                                   53            50
Variable annuities fixed sub-accounts                                       5,419         5,975
GMWB variable annuity guarantees                                              136           (12)
GMAB variable annuity guarantees                                               33            (5)
Other variable annuity guarantees                                              27            31
-------------------------------------------------------------------------------------------------
  Total annuities                                                          20,303        23,147
Variable universal life ("VUL")/universal life ("UL") insurance             2,568         2,562
Other life, DI and LTC insurance                                            4,106         3,852
-------------------------------------------------------------------------------------------------
  Total future policy benefits                                             26,977        29,561
Policy claims and other policyholders' funds                                   91            89
-------------------------------------------------------------------------------------------------
  Total future policy benefits and policy claims and other
  policyholders' funds                                                    $27,068       $29,650
=================================================================================================



Separate account liabilities as of December 31 consisted of the following:

(IN MILLIONS)                                                              2007          2006
-------------------------------------------------------------------------------------------------
Variable annuity variable sub-accounts                                    $51,764       $43,515
VUL insurance variable sub-accounts                                         6,244         5,709
Other insurance variable sub-accounts                                          62            63
-------------------------------------------------------------------------------------------------
  Total separate account liabilities                                      $58,070       $49,287
=================================================================================================



Fixed Annuities
Fixed annuities include both deferred and payout contracts. Deferred contracts offer a guaranteed minimum rate of interest and security of the principal invested. Payout contracts guarantee a fixed income payment for life or the term of the contract. RiverSource Life generally invests the proceeds from the annuity payments in fixed rate securities. The interest rate risks under these obligations are partially hedged with derivative instruments. These derivatives were intended to be cash flow hedges of interest credited on forecasted sales rather than a hedge of inforce risk. These derivatives consisted of interest rate swaptions with a notional value of $0.8 billion and $1.2 billion at December 31, 2007 and 2006, respectively. Effective January 1, 2007, RiverSource Life removed the cash flow hedged designation from its swaptions because they were no longer considered highly effective. The fair value of these swaptions was $1 million and $2 million at December 31, 2007 and 2006, respectively.

Equity Indexed Annuities
The Index 500 Annuity, RiverSource Life's equity indexed annuity product, is a single premium deferred fixed annuity. The contract is issued with an initial term of seven years and interest earnings are linked to the S&P 500 Index. This annuity has a minimum interest rate guarantee of 3% on 90% of the initial premium, adjusted for any surrenders. RiverSource Life generally invests the proceeds from the annuity deposits in fixed rate securities and hedges the equity risk with derivative instruments. The equity component of these annuities is considered an embedded derivative and is accounted for separately. The change in fair value of the embedded derivative reserve is reflected in interest credited to fixed accounts. As a means of economically hedging its obligation under the stock market return provision, RiverSource Life purchases and writes index options and enters into futures contracts. The changes in the fair value of these hedge derivatives are included in net investment income. The notional amounts and fair value assets (liabilities) of these options and futures as of December 31 were as follows:

                                                                  2007                        2006
-------------------------------------------------------------------------------------------------------------
                                                         NOTIONAL        FAIR        NOTIONAL        FAIR
(IN MILLIONS)                                             AMOUNT         VALUE        AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------
Purchased options and futures                              $237           $43          $271           $40
Written options and futures                                 (58)           (1)          (67)           (1)



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Variable Annuities
Purchasers of variable annuities can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for variable annuity contracts are held in separate accounts where the assets are held for the exclusive benefit of those contractholders.

Most of the variable annuity contracts issued by RiverSource Life contain one or more guaranteed benefits, including GMWB, GMAB, GMDB and GGU provisions. GMAB and non-life contingent benefits associated with GMWB provisions are considered embedded derivatives and are recorded at fair value. The changes in fair values of these embedded derivatives are reflected in benefits, claims, losses and settlement expenses. The negative fair values for GMWB and GMAB at December 31, 2006 reflected that under conditions and expectations at that time, RiverSource Life believed the applicable fees charged for the rider would more than offset the future benefits paid to policyholders under the rider provisions. RiverSource Life does not currently hedge its risk under the GMDB, GGU and GMIB provisions. The total value of variable annuity contracts with GMWB riders increased from $7.2 billion at December 31, 2006 to $13.1 billion at December 31, 2007. The total value of variable annuity contracts with GMAB riders increased from $1.4 billion at December 31, 2006 to $2.3 billion at December 31, 2007. As a means of economically hedging its obligations under GMWB and GMAB provisions, RiverSource Life purchases equity put and call options, enters into interest rate swaps and trades equity futures contracts. The changes in the fair value of these hedge derivatives are included in net investment income. The notional amounts and fair value assets (liabilities) of these options, swaps and futures as of December 31, were as follows:

                                                                  2007                        2006
-------------------------------------------------------------------------------------------------------------
                                                         NOTIONAL        FAIR        NOTIONAL        FAIR
(IN MILLIONS)                                             AMOUNT         VALUE        AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------
Purchased options and futures                             $6,318         $338         $1,410         $171
Interest rate swaps                                          202            2            359           (1)
Sold equity futures                                         (202)          --           (111)          --


Insurance Liabilities
VUL/UL is the largest group of insurance policies written by RiverSource Life. Purchasers of VUL can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for VUL contracts are held in separate accounts where the assets are held for the exclusive benefit of those contractholders. RiverSource Life also offers term and whole life insurance as well as disability products. RiverSource Life no longer offers LTC products but has inforce policies from prior years. Insurance liabilities include accumulation values, unpaid reported claims, incurred but not reported claims, and obligations for anticipated future claims.

10. INCOME TAXES

RiverSource Life qualifies as a life insurance company for federal income tax purposes. As such, RiverSource Life is subject to the Internal Revenue Code provisions applicable to life insurance companies.

Provisions for income taxes were:

(IN MILLIONS)                                                      2007          2006          2005
-------------------------------------------------------------------------------------------------------
Current income tax:
  Federal                                                           $15          $ 66          $ 56
  State                                                               1             3             4
-------------------------------------------------------------------------------------------------------
Total current income tax                                             16            69            60
Deferred federal income tax                                          83           123           122
-------------------------------------------------------------------------------------------------------
Income tax provision                                                $99          $192          $182
=======================================================================================================



The principal reasons that the aggregate income tax provision is different from that computed by using the U.S. statutory rate of 35% are as follows:

                                                                   2007          2006          2005
-------------------------------------------------------------------------------------------------------
Tax at U.S. statutory rate                                          35.0%        35.0%         35.0%
Changes in taxes resulting from:
  Tax-exempt interest and dividend income                          (10.3)        (6.5)         (9.4)
  State taxes, net of federal benefit                                0.1          0.3           0.4
  Foreign tax credit, net of addback                                (2.1)        (0.7)         (0.5)
  Taxes applicable to prior years                                   (3.7)         0.1           2.8
  Other, net                                                          --          0.1           0.1
-------------------------------------------------------------------------------------------------------
Income tax provision effective rate                                 19.0%        28.3%         28.4%
=======================================================================================================




RiverSource Life Insurance Company

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RiverSource Life's effective tax rate was 19.0% and 28.3% for the years ended December 31, 2007 and 2006, respectively. The decrease in the effective tax rate primarily reflects lower pretax income as well as higher levels of tax advantaged items, including dividends received deduction and foreign tax credits, relative to pretax income for the year ended December 31, 2007 as well as a $7 million tax benefit related to the finalization of the prior year tax return.

Deferred income tax assets and liabilities result from temporary differences between the assets and liabilities measured for U.S. GAAP reporting versus income tax return purposes. The significant components of RiverSource Life's deferred income tax assets and liabilities as of December 31 are reflected in the following table:

(IN MILLIONS)                                                              2007          2006
-------------------------------------------------------------------------------------------------
Deferred income tax assets:
  Liabilities for future policy benefits                                  $1,212        $1,146
  Investment related                                                          29            75
  Net unrealized losses on Available-for Sale securities and
     derivatives                                                              87           115
  Tax credit carryforwards                                                    19            --
  Other                                                                       44            45
-------------------------------------------------------------------------------------------------
Gross deferred income tax assets                                           1,391         1,381

Deferred income tax liabilities:
  DAC                                                                      1,253         1,253
  DSIC                                                                       179           158
  Other                                                                       92            60
-------------------------------------------------------------------------------------------------
Gross deferred income tax liabilities                                      1,524         1,471
-------------------------------------------------------------------------------------------------
Net deferred income tax liabilities                                       $  133        $   90
=================================================================================================



RiverSource Life is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. Included in RiverSource Life's deferred tax assets is a significant deferred tax asset relating to capital losses that have been recognized for financial statement purposes but not yet for tax return purposes. Under current U.S. federal income tax law, capital losses generally must be used against capital gain income within five years of the year in which the capital losses are recognized for tax purposes.

Additionally, RiverSource Life has $11.9 million in Alternative Minimum Tax
(AMT) and $6.9 million foreign tax credit carryforwards included in the deferred tax assets as of December 31, 2007. The AMT carryforward has no expiration and the foreign tax credit carryforward expires on December 31, 2026. Based on analysis of RiverSource Life's tax position, management believes it is more likely than not that the results of future operations and implementation of tax planning strategies will generate sufficient taxable income to enable RiverSource Life to utilize all of its deferred tax assets. Accordingly, no valuation allowance for deferred tax assets has been established as of December 31, 2007 and 2006.

Effective January 1, 2007, RiverSource Life adopted the provisions of FIN 48. The amount RiverSource Life recognized as a result of the implementation of FIN 48 was not material.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

(IN MILLIONS)                                                                      2007
-------------------------------------------------------------------------------------------
Balance at January 1                                                               $ 73
Additions based on tax positions related to the current year                         34
Additions for tax positions of prior years                                           16
Reductions for tax positions of prior years                                         (26)
-------------------------------------------------------------------------------------------
Balance at December 31                                                             $ 97
===========================================================================================



If recognized, approximately $27 million and $49 million, net of federal tax benefits, of the unrecognized tax benefits as of January 1, 2007 and December 31, 2007, respectively, would affect the effective tax rate.

RiverSource Life recognizes interest and penalties related to unrecognized tax benefits as a component of the income tax provision. RiverSource Life recognized a net reduction of $11 million in interest and penalties for the year ended December 31, 2007. RiverSource Life had $10 million and ($1) million for the payment of interest and penalties accrued at January 1, 2007 and December 31, 2007, respectively.

It is reasonably possible that the total amounts of unrecognized tax benefits will change in the next 12 months. Based on the current audit position of RiverSource Life, it is estimated that the total amount of gross unrecognized tax benefits may decrease by $35 million to $40 million in the next 12 months.

RiverSource Life or one or more of its subsidiaries files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. With few exceptions, RiverSource Life is no longer subject to U.S. federal or state and local income tax examinations by tax authorities for years before 1997. The Internal Revenue Service ("IRS"), as part of the overall



RiverSource Life Insurance Company

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examination of the American Express Company consolidated return, commenced an examination of the RiverSource Life's income tax returns for 1997 through 2002 in the third quarter of 2005. In the first quarter of 2007, the IRS expanded the period of the exam to include 2003 through 2004. RiverSource Life or certain of its subsidiaries' state income tax returns are currently under examination by various jurisdictions for years ranging from 1998 through 2005.

On September 25, 2007, the IRS issued Revenue Ruling 2007-61 in which it announced that it intends to issue regulations with respect to certain computational aspects of the Dividends Received Deduction ("DRD") related to separate account assets held in connection with variable contracts of life insurance companies and has added the project to the 2007-2008 Priority Guidance Plan. Revenue Ruling 2007-61 suspended a revenue ruling issued in August 2007 that purported to change accepted industry and IRS interpretations of the statutes governing these computational questions. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other members of the public will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time, but they may result in the elimination of some or all of the separate account DRD tax benefit that RiverSource Life receives. Management believes that it is likely that any such regulations would apply prospectively only. For the twelve months ended December 31, 2007, RiverSource Life recorded a benefit of approximately $46 million related to the current year's separate account DRD.

As a result of the separation of Ameriprise Financial from American Express, RiverSource Life and subsidiaries will not be able to file a consolidated U.S. federal income tax return with other members of Ameriprise Financial's affiliated group until 2010.

The items comprising other comprehensive loss in the Consolidated Statements of Shareholder's Equity are presented net of the following income tax benefit amounts:

(IN MILLIONS)                                                      2007          2006          2005
-------------------------------------------------------------------------------------------------------
Net unrealized securities gains (losses)                            $28          $(41)         $(248)
Net unrealized derivative gains (losses)                             --            (1)            (6)
-------------------------------------------------------------------------------------------------------
Net income tax provision (benefit)                                  $28          $(42)         $(254)
=======================================================================================================



11. STATUTORY CAPITAL AND SURPLUS

State insurance statutes contain limitations as to the amount of dividends or distributions that insurers may make without providing prior notification to state regulators. For RiverSource Life Insurance Company, dividends or distributions in excess of unassigned surplus, as determined in accordance with accounting practices prescribed by the State of Minnesota, require advance notice to the Minnesota Department of Commerce, RiverSource Life Insurance Company's primary regulator, and are subject to potential disapproval. RiverSource Life Insurance Company's statutory unassigned surplus aggregated $0.8 billion and $1.2 billion as of December 31, 2007 and 2006, respectively.

In addition, dividends or distributions, whose fair market value, together with that of other dividends or distributions made within the preceding 12 months, exceed the greater of the previous year's statutory net gain from operations or 10% of the previous year-end statutory capital and surplus are referred to as "extraordinary dividends." Extraordinary dividends also require advance notice to the Minnesota Department of Commerce, and are subject to potential disapproval.

Statutory net gain from operations and net income for the years ended December 31 and capital and surplus as of December 31 are summarized as follows:

(IN MILLIONS)                                                      2007          2006          2005
-------------------------------------------------------------------------------------------------------
                                                                (unaudited)
Statutory net gain from operations                                $  523        $  469        $  327
Statutory net income                                                 555           514           339
Statutory capital and surplus                                      2,820         3,258         2,942
-------------------------------------------------------------------------------------------------------



12. RELATED PARTY TRANSACTIONS

Ameriprise Financial was the investment manager for the proprietary mutual funds used as investment options by RiverSource Life's variable annuity and variable life insurance contractholders through the third quarter of 2005. In the fourth quarter of 2005, RiverSource Investments, LLC replaced Ameriprise Financial as the investment manager. RiverSource Life provides all fund management services, other than investment management, and is compensated for the administrative services it provides. For the years ended December 31, 2007 and 2006, RiverSource Life received $97 million and $76 million, respectively, from RiverSource Investments, LLC for administrative services provided by RiverSource Life. For the year ended December 31, 2005, RiverSource Life received $56 million from Ameriprise Financial and $20 million from RiverSource Investments, LLC for services provided for the periods they each were investment managers.



RiverSource Life Insurance Company

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RiverSource Life participates in the Ameriprise Financial Retirement Plan which covers all permanent employees age 21 and over who have met certain employment requirements. RiverSource Life contributions to the plan are based on participants' age, years of service and total compensation for the year. Funding of retirement costs for this plan complies with the applicable minimum funding requirements specified by ERISA. RiverSource Life's share of the total net periodic pension cost was approximately $1 million for each of the years ended December 31, 2007, 2006 and 2005.

RiverSource Life participates in the Ameriprise Financial 2005 Incentive Compensation Plan. Employees, directors and independent contractors are eligible to receive incentive awards including stock options, restricted stock awards, restricted stock units, performance shares and similar awards designed to comply with the applicable federal regulations and laws of jurisdiction. The expense for incentive awards was $3 million in 2007, $2 million in 2006 and $1 million in 2005.

RiverSource Life also participates in the defined contribution pension plans of Ameriprise Financial which cover all employees who have met certain employment requirements. RiverSource Life contributions to the plans are a percent of either each employee's eligible compensation or basic contributions. Costs of these plans charged to operations in 2007, 2006 and 2005 were $3 million, $3 million and $2 million, respectively.

RiverSource Life participates in the defined benefit health care plans of Ameriprise Financial that provide health care and life insurance benefits to retired employees and retired financial advisors. The plans include participant contributions and service related eligibility requirements. Upon retirement, such employees are considered to have been employees of Ameriprise Financial. Ameriprise Financial expenses these benefits and allocates the expenses to its subsidiaries. The cost of these plans charged to operations in 2007, 2006 and 2005 were $2 million, $1 million and $1 million, respectively.

Charges by Ameriprise Financial and affiliated companies to RiverSource Life for use of joint facilities, technology support, marketing services and other services aggregated $909 million, $755 million and $725 million for 2007, 2006 and 2005, respectively. Certain of these costs are included in DAC. Expenses allocated to RiverSource Life may not be reflective of expenses that would have been incurred by RiverSource Life on a stand-alone basis.

During 2007, RiverSource Life Insurance Company paid $900 million of cash dividends to Ameriprise Financial, a portion of which is considered extraordinary. During 2006, RiverSource Life Insurance Company paid $300 million of dividends to Ameriprise Financial, a portion of which is considered extraordinary. Prior to the payment of the extraordinary cash dividends, RiverSource Life Insurance Company made the required advance notices to the Minnesota Department of Commerce, its primary state regulator, and received responses stating there were no objections to the payment of these dividends. The ordinary cash dividends did not require prior notification and response from the Minnesota Department of Commerce. In connection with the Separation, RiverSource Life received a capital contribution of $650 million from Ameriprise Financial during the third quarter of 2005 to support its current financial strength ratings and to cover the allocated separation costs. During the fourth quarter of 2005, RiverSource Life Insurance Company paid dividends to Ameriprise Financial of $380 million. During 2007, 2006 and 2005, RiverSource Life of NY paid cash dividends of $83 million, $25 million and $23 million, respectively, to RiverSource Life Insurance Company. A portion of the 2007 dividends was considered extraordinary and was paid only after making the required advance notice to the New York State Insurance Department, RiverSource Life of NY's primary state regulator.

Included in other liabilities at December 31, 2007 and 2006 are nil and $1 million, respectively, payable to Ameriprise Financial for federal income taxes.

13.  REINSURANCE

At December 31, 2007, 2006 and 2005, traditional life and universal life insurance inforce aggregated $187.3 billion, $174.1 billion and $160.1 billion, respectively, of which $117.4 billion, $102.4 billion and $86.3 billion were reinsured at the respective year ends. Life insurance inforce is reported on a statutory basis. RiverSource Life also reinsures a portion of the risks assumed under its DI and LTC policies.

The effect of reinsurance on premiums for the years ended December 31 is as follows:

(IN MILLIONS)                                                      2007          2006          2005
-------------------------------------------------------------------------------------------------------
Direct premiums                                                    $ 621         $ 645         $ 643
Reinsurance assumed                                                    2             3             2
Reinsurance ceded                                                   (138)         (115)         (124)
-------------------------------------------------------------------------------------------------------
Net premiums                                                       $ 485         $ 533         $ 521
=======================================================================================================



Policy and contract charges are presented on the Consolidated Statements of Income net of $57 million, $55 million and $52 million of reinsurance ceded for the years ended December 31, 2007, 2006 and 2005, respectively.



RiverSource Life Insurance Company

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Reinsurance recovered from reinsurers amounted to $126 million, $115 million and $106 million for the years ended December 31, 2007, 2006 and 2005, respectively. Reinsurance contracts do not relieve RiverSource Life from its primary obligation to policyholders.

14. DERIVATIVE FINANCIAL INSTRUMENTS AND HEDGING ACTIVITIES

Derivative financial instruments enable RiverSource Life to manage its exposure to various market risks. The value of such instruments is derived from an underlying variable or multiple variables, including equity and interest rate indices or prices. RiverSource Life does not engage in any derivative instrument trading activities. Credit risk associated with RiverSource Life's derivatives is limited to the risk that a derivative counterparty will not perform in accordance with the terms of the contract. To mitigate such risk, counterparties are all required to be preapproved. Additionally, RiverSource Life may, from time to time, enter into master netting agreements wherever practical. As of December 31, 2007 and 2006, the total net fair values, excluding accruals, of derivative assets were $385 million and $212 million, respectively, and derivative liabilities were $9 million and $7 million, respectively. The net notional amount of derivatives as of December 31, 2007 was $7.3 billion, consisting of $7.6 billion purchased and $0.3 billion written.

Cash Flow Hedges
RiverSource Life uses interest rate derivative products, primarily interest rate swaptions, to hedge the risk of increasing interest rates on forecasted fixed premium product sales.

The following is a summary of net unrealized gains (losses) related to cash flow hedging activity, net of tax for the years ended December 31 as follows:

(IN MILLIONS)                                                      2007          2006          2005
-------------------------------------------------------------------------------------------------------
Holding gains (losses), net of tax of $1, $2 and $5,
respectively                                                        $--           $(4)         $(10)
Reclassification of realized losses (gains), net of tax of
$1, $1 and $1, respectively                                           1             3            (1)
-------------------------------------------------------------------------------------------------------
Net change in unrealized derivative gains (losses)                  $ 1           $(1)         $(11)
=======================================================================================================



At December 31, 2007, RiverSource Life expects to reclassify approximately $4 million of net pretax losses on derivative instruments from accumulated other comprehensive income (loss) to earnings during the next 12 months as a result of the amortization of deferred expense related to interest rate swaptions that will be recorded in net investment income.

If a hedge designation is removed or a hedge is terminated prior to maturity, the amount previously recorded in accumulated other comprehensive income (loss) may be recognized into earnings over the period that the hedged item impacts earnings. For any hedge relationships that are discontinued because the forecasted transaction is not expected to occur according to the original strategy, any related amounts previously recorded in accumulated other comprehensive income (loss) are recognized in earnings immediately. Effective January 1, 2007, RiverSource Life removed the cash flow hedge designation from its swaptions because the swaptions were no longer highly effective. Accordingly, all changes in the fair value of the swaptions are recorded directly to earnings. The removal of the cash flow designation did not cause any amounts in accumulated other comprehensive income (loss) to be reclassified into earnings because the forecasted transactions being hedged are still likely to occur. There were no cash flow hedges for which hedge accounting was terminated for these reasons during 2006 or 2005. No hedge relationships were discontinued during the years ended December 31, 2007, 2006 and 2005 due to forecasted transactions no longer expected to occur according to the original hedge strategy.

Currently, the longest period of time over which RiverSource Life is hedging exposure to the variability in future cash flows is 11 years and relates to forecasted fixed annuity sales. For the years ended December 31, 2007, 2006 and 2005, there were $2 million, $4 million and $2 million, respectively, in losses on derivative transactions or portions thereof that were ineffective as hedges excluded from the assessment of hedge effectiveness or reclassified into earnings as a result of the discontinuance of cash flow hedges.

Derivatives Not Designated as Hedges
RiverSource Life has economic hedges that either do not qualify or are not designated for hedge accounting treatment. The fair value assets (liabilities) of these purchased and written derivatives for the years ended December 31 were as follows:

                                                                  2007                        2006
-------------------------------------------------------------------------------------------------------------
(IN MILLIONS)                                            PURCHASED      WRITTEN      PURCHASED      WRITTEN
-------------------------------------------------------------------------------------------------------------
Equity indexed annuities                                   $ 43           $(1)         $ 40           $(1)
GMWB and GMAB                                               340            --           170            --
-------------------------------------------------------------------------------------------------------------
Total                                                      $383           $(1)         $210           $(1)
=============================================================================================================



Futures contracts are settled daily by exchanging cash with the counterparty and gains and losses are reported in earnings. Accordingly, there are no amounts on the Consolidated Balance Sheets related to these contracts.



RiverSource Life Insurance Company

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Certain annuity products have returns tied to the performance of equity markets. As a result of fluctuations in equity markets, the amount of expenses incurred by RiverSource Life related to equity indexed annuities will positively or negatively impact earnings. As a means of economically hedging its obligations under the provisions of these products, RiverSource Life writes and purchases index options and occasionally enters into futures contracts. Purchased options used in conjunction with these products are reported in other assets and written options are included in other liabilities. Additionally, certain annuity products contain GMWB or GMAB provisions, which guarantee the right to make limited partial withdrawals each contract year regardless of the volatility inherent in the underlying investments or guarantee a minimum accumulation value of considerations received at the beginning of the contract period, after a specified holding period, respectively. RiverSource Life economically hedges the exposure related to the GMWB and GMAB provisions using various equity futures, equity options and interest rate swaps. The premium associated with certain of these options is paid semi-annually over the life of the option contract. As of December 31, 2007, the remaining payments RiverSource Life is scheduled to make for these options total $313 million through December 31, 2022.

RiverSource Life earns fees from the management of equity securities in variable annuities and variable insurance. The amount of fees is generally based on the value of the portfolios, and thus is subject to fluctuation with the general level of equity market values. To reduce the sensitivity of RiverSource Life's fee revenues to the general performance of equity markets, RiverSource Life from time to time enters into various combinations of financial instruments such as equity market put and collar options that mitigate the negative effect on fees that would result from a decline in the equity markets.

Embedded Derivatives
The equity component of the equity indexed annuity obligations are considered embedded derivatives. Additionally, certain annuities contain GMAB and non-life contingent GMWB provisions which are also considered embedded derivatives. The fair value of the embedded derivatives for annuity related products are included in future policy benefits. The changes in fair value of the equity indexed annuity embedded derivatives are reflected in interest credited to fixed accounts. The changes in fair value of the GMWB and GMAB embedded derivatives are reflected in benefits, claims, losses and settlement expenses. At December 31, 2007 and 2006, the total fair value of these instruments, excluding the host contract and a liability for life contingent GMWB benefits of $2 million and nil, respectively, was a net liability of $220 million and $33 million, respectively.

15. FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair values of financial instruments are estimates based upon market conditions and perceived risks at December 31, 2007 and 2006, and require management judgment to estimate such values. These figures may not be indicative of future fair values. Additionally, management believes the value of excluded assets and liabilities is significant. The fair value of RiverSource Life, therefore, cannot be estimated by aggregating the amounts presented herein. The following table discloses carrying values and fair values of financial instruments at December 31:

                                                                  2007                        2006
-------------------------------------------------------------------------------------------------------------
                                                         CARRYING        FAIR        CARRYING        FAIR
(IN MILLIONS)                                              VALUE         VALUE         VALUE         VALUE
-------------------------------------------------------------------------------------------------------------
FINANCIAL ASSETS
Assets for which carrying values approximate fair
values                                                    $80,946       $80,946       $75,336       $75,336
Commercial mortgage loans, net                              2,892         2,868         2,790         2,875
Other investments                                              58            59           108           112

FINANCIAL LIABILITIES
Net liabilities for which carrying values approximate
fair values                                               $   177       $   177       $   (10)      $   (10)
Fixed account reserves                                     18,622        18,077        21,626        20,981
Separate account liabilities                               51,764        49,388        43,516        41,623
-------------------------------------------------------------------------------------------------------------



FINANCIAL ASSETS
Assets for which carrying values approximate fair values include cash and cash equivalents, Available-for-Sale securities, policy loans, trading securities, separate account assets and derivative financial instruments. Generally these assets are either short-term in duration, variable rate in nature or are recorded at fair value on the Consolidated Balance Sheets.

The fair value of commercial mortgage loans, except those with significant credit deterioration, was estimated using discounted cash flow analysis, based on current interest rates for loans with similar terms to borrowers of similar credit quality. For loans with significant credit deterioration, fair values were based on estimates of future cash flows discounted at rates commensurate with the risk inherent in the revised cash flow projections, or for collateral dependent loans, on collateral values.

Other investments include RiverSource Life's interest in syndicated loans, which are carried at amortized cost less allowance for losses. Fair values were based on quoted market prices.



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FINANCIAL LIABILITIES
Liabilities for which carrying values approximate fair values include certain other liabilities and derivative liabilities. Generally these liabilities are either short-term in duration, variable rate in nature or are recorded at fair value on the Consolidated Balance Sheets.

Fair values of fixed annuities in deferral status were estimated as the accumulated value less applicable surrender charges. For annuities in payout status, fair value was estimated using discounted cash flows based on current interest rates. The fair value of these reserves excluded life insurance-related elements of $1.5 billion as of both December 31, 2007 and 2006. If the fair value of the fixed annuities were realized, the write-off of DAC and DSIC would be $308 million and $422 million as of December 31, 2007 and 2006, respectively.

Fair values of separate account liabilities, excluding life insurance-related elements of $6.3 billion and $5.8 billion as of December 31, 2007 and 2006, respectively, were estimated as the accumulated value less applicable surrender charges. If the fair value of the separate account liabilities were realized, the surrender charges received would be offset by the write-off of the DAC and DSIC associated with separate account liabilities of $2.5 billion and $2.3 billion as of December 31, 2007 and 2006, respectively.

16. COMMITMENTS AND CONTINGENCIES

At December 31, 2007 and 2006, RiverSource Life had no material commitments to purchase investments other than mortgage loan fundings (see Note 4).

RiverSource Life's annuity and life products all have minimum interest rate guarantees in their fixed accounts. As of December 31, 2007, these guarantees range up to 5.0%. To the extent the yield on RiverSource Life's invested assets portfolio declines below its target spread plus the minimum guarantee, RiverSource Life's profitability would be negatively affected.

The Securities and Exchange Commission, the Financial Industry Regulatory Authority, commonly referred to as FINRA, and several state authorities have brought proceedings challenging several mutual fund and variable product financial practices, generally including suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements. RiverSource Life has received requests for information and has been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

RiverSource Life is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

S-6323 F (5/08)